1
EXECUTION
DATED 24 JANUARY,

2022
between
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
(as Borrower)
arranged by
FIRSTRAND BANK LIMITED

(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as Mandated Lead Arranger)
and
FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(as Facility Agent)

2
CONTENTS
Clause

Page
1.
Definitions and Interpretation

.......................................................................................................
1
2.
The Facilities

............................................................................................................................
23
3.
Purpose

....................................................................................................................................
24
4.
Conditions of Utilisation

...........................................................................................................
24
5.
Utilisation

................................................................................................................................
25
6.
Repayment

...............................................................................................................................
26
7.
Illegality, Voluntary

Prepayment and Cancellation

......................................................................
26
8.
Mandatory Prepayment and Cancellation

....................................................................................
27
9.
Restrictions

..............................................................................................................................
30
10.
Interest

.....................................................................................................................................
33
11.
Interest Periods

.........................................................................................................................
33
12.
Changes to the Calculation of Interest

.........................................................................................
34
13.
Fees

.........................................................................................................................................
35
14.
Tax Gross up and Indemnities

....................................................................................................
36
15.
Increased Costs

.........................................................................................................................
39
16.
Other Indemnities

.....................................................................................................................
40
17.
MItigation by the Lenders
..........................................................................................................
41
18.
Costs and Expenses

...................................................................................................................
41
19.
Guarantee and Indemnity

...........................................................................................................
43
20.
Representations

........................................................................................................................
46
21.
Information Undertakings

..........................................................................................................
51
22.
Financial Covenants

..................................................................................................................
54
23.
General Undertakings

................................................................................................................
61
24.
Events of Default

......................................................................................................................
68
25.
Changes to the Lenders

.............................................................................................................
73
26.
Changes to the Obligors

............................................................................................................
75
27.
Role of The Facility Agent, The Arranger and Others

..................................................................
76
28.
Conduct of Business by the Finance Parties

................................................................................
82
29.
Sharing Among the Finance Parties

............................................................................................
82
30.
Payment Mechanics

..................................................................................................................
84
31.
Set-Off

.....................................................................................................................................
86
32.
Notices

....................................................................................................................................
86
33.
Calculations and Certificates

......................................................................................................
89
34.
Partial Invalidity

.......................................................................................................................
89
35.
Remedies and Waivers

..............................................................................................................
89
36.
Amendments and Waivers

.........................................................................................................
89
37.
Confidential Information

...........................................................................................................
91
38.
Renunciation of benefits

............................................................................................................
93
39.
Waiver of immunity

..................................................................................................................
93

3
40.
Sole Agreement

........................................................................................................................
93
41.
No Implied Terms

.....................................................................................................................
93
42.
Counterparts

.............................................................................................................................
93
43.
Governing Law

.........................................................................................................................
94
44.
Jurisdiction

...............................................................................................................................
94
Schedule 1 The Original Parties

........................................................................................................... 95
Schedule 2 Conditions Precedent

.......................................................................................................... 97
Schedule 3 Form of Utilisation Request

.............................................................................................. 102
Schedule 4 Repayment Schedule

........................................................................................................ 103
Schedule 5 Form of Transfer Certificate

.............................................................................................. 106
Schedule 6 Form of Accession Letter

.................................................................................................. 109
Schedule

7 Form of Compliance Certificate

........................................................................................
111
Schedule 8 Form of Equity Cure Notice

.............................................................................................. 112
Schedule 9 Transaction Security

......................................................................................................... 114
Schedule 10 Acceptable Lenders

........................................................................................................ 115
Schedule 11 Disclosure Schedule

....................................................................................................... 116

THIS AGREEMENT

is made between:
(1)
CASH CONNECT MANAGEMENT

SOLUTIONS PROPRIETARY

LIMITED
, registration number

2006/010530/07, a
company incorporated under the laws of South Africa, as borrower (the Borrower );
(2) THE PARTIES

listed in Part I of
Schedule 1

(The Original Parties) as original guarantors (the
Original Guarantors );
(3)
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT

BANK DIVISION)

as mandated lead
arranger (the Arranger );
(4) THE FINANCIAL INSTITUTIONS

listed in Part II

of
Schedule 1

(The Original Parties) as

term lenders (the
Original Term
Lenders );
(5)
FIRSTRAND BANK

LIMITED (ACTING

THROUGH ITS

RAND MERCHANT

BANK DIVISION)

as lender

under
the general banking facilities (the GBF Lender );
(6)
FIRSTRAND BANK

LIMITED (ACTING

THROUGH ITS

RAND MERCHANT

BANK DIVISION)

as facility

agent
of the other Finance Parties (the Facility Agent ).
IT IS AGREED

as follows:
SECTION 1
INTERPRETATION
1. DEFINITIONS AND INTERPRETATION
1.1
Definitions
In this Agreement:
1.1.1
Absa Release

Letter
means the

release letter

dated on

or about

the date

of this

Agreement given

by Absa

Bank
Limited.
1.1.2
Acceptable Bank

means:
(a)
any of Absa

Bank Limited, Capitec

Bank Limited, FirstRand

Bank Limited, Investec

Bank Limited, Nedbank
Limited and The Standard Bank of South Africa Limited;
(b) Bank Windhoek Limited and First National Bank of Namibia Limited and Standard Bank Namibia Limited;
(c)
First National Bank of Botswana Limited, Bank Gaborone Limited and

Absa Bank Botswana Limited;
(d)
a bank

or financial

institution which

has an

international rating

for its

long-term unsecured

and non-credit
enhanced debt obligations

of A+

or higher by

Standard & Poor's

Ratings Services or

A1 or higher

by Moody's
Investor Services Limited, or a comparable rating from

an internationally recognised credit rating agency; or
(a) any other bank or financial institution approved by the Facility Agent.
1.1.3
Accession Letter
means, in respect of

an Additional Guarantor, a document substantially in

the form set out

in Part
I of
Schedule 6

(
Form of Accession Letter
).
1.1.4
Accounting Reference Date

means:
(a)
from the Closing Date until 28 February,

2022, the last day of February each year;
(b)
from 1 March, 2022, 30 June each year (or such other date each year agreed by the Facility Agent).
1.1.5
Acquisition

means the purchase

by Net1 of

the shares and

claims in the

Target

Companies from

the "Sellers" as
defined in the SPA.

1 2
1 2 1
1
T T
] R [R ] T [T
R R
-
- × -
+ =
1.1.6
Acquisition Date means the date on which the Acquisition is implemented.
1.1.7
Acquisition Documents

means:
(a) the SPA;
(b)
the agreement

entitled "Cancellation Agreement"

concluded on

31 October 2021

between Luxanio

and the
Borrower;
(c)
the agreement entitled "Redemption

Agreement" concluded on 31 October

2021 between the Borrower and
Richard Phillips;
(d)
the

agreement

entitled

"Share

Sale

Agreement"

concluded

on

31 October

2021

between

Pierre

Johann
Liebenberg and the Borrower; and
(e)
the agreement entitled

"Share Sale Agreement"

concluded on 31 October

2021 between Alan

Serrurier and
the Borrower;
(f)
any other document designated

as an “Acquisition Document”

by written agreement between

the Borrower
and the Facility Agent.
1.1.8
Additional Guarantor

means a company which becomes

an Additional Guarantor in accordance with

Clause
26.2
(
Additional Guarantors
).
1.1.9
Additional Obligor means an Additional Guarantor.
1.1.10
Affiliate
, in relation to any person, means a Subsidiary of that person or a

Holding Company of that person, or any
other Subsidiary of that Holding Company.
1.1.11
Annual Financial Statements

has the meaning given to that term in Clause
21

(Information Undertakings).
1.1.12
Auditors

means PwC, EY,

KPMG, Deloitte and BDO or any other firm approved in advance by the Lenders (such approval not to be unreasonably withheld or delayed).
1.1.13
Authorisation

means

an

authorisation,

consent,

approval,

resolution,

licence,

exemption,

filing,

notarisation

or
registration.
1.1.14
Availability

Period

means, in relation

to a Term

Facility,

the period from

and including the

Closing Date to

and
including the date falling two weeks from the Closing Date.
1.1.15
Available Commitment

means, in relation to a Term

Facility, a Lender's Commitment under

that Facility minus:
(a) the amount of its participation in any outstanding Loans under that Facility; and
(b)
in relation to

any proposed Utilisation,

the amount of

its participation in

any other Loans

that are due

to be
made under that Facility on or before the proposed Utilisation Date.
1.1.16
Available Facility

means, in relation

to a Term Facility, the aggregate

for the time

being of each

Lender's Available
Commitment in respect of that Facility.
1.1.17
Base Case Model

means the financial model in a form agreed between the Borrower and the Finance Parties prior to the Closing Date.
1.1.18
Base Rate
means for an Interest

Period of the

Loan or Unpaid Sum,

JIBAR, or for an

Interest Period of the

Loan
or Unpaid Sum which is less than or greater than a full period of three months (a Broken JIBAR Period ), the rate determined in accordance with the following formula:

where:
R

=

the Base Rate;
R
1

=

JIBAR for the period closest to but less than the Broken JIBAR Period plus, if this would result in
R
1

being equal to the JIBAR Overnight Deposit Rate, 0.10 per cent.;
R
2

=

JIBAR for the period closest to but greater than the Broken JIBAR Period;
T

=

the number of days in the Broken JIBAR Period;
T
1

=

the

number

of days

in

the period

for

which

R
1

is quoted

on the

first

day

of

the Broken

JIBAR
Period;
T
2

=

the

number

of days

in

the period

for

which

R
2

is quoted

on the

first

day

of

the Broken

JIBAR
Period.
1.1.19
BEE

Party

means

a

juristic

person,

trust

or

entity

in

respect

of

which

historically

disadvantaged

persons
beneficially hold and control at least the

minimum percentage ownership interests therein

and/or derive therefrom
the minimum economic

benefits as may be

stipulated from time to

time pursuant to the

applicable industry sector
charter, as read with any applicable black economic empowerment codes of conduct and which,

in any case, is not
a member of the Group.
1.1.20
Borrower

means the Borrower.
1.1.21
Borrowings

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.22
Break Costs

means the amount (if any) by which:
(a)
the interest excluding the

Margin which a Lender should

have received for the

period from the date

of receipt
of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;
exceeds:
(b)
the amount which

that Lender would

be able to

obtain by placing

an amount equal

to the principal

amount
or Unpaid

Sum received

by it

on deposit

with a

leading bank

in the

Johannesburg

interbank market

for a
period starting on

the Business Day

following receipt or

recovery and ending

on the last

day of the

current
Interest Period.
1.1.23
Break Gains

means the amount (if

any) by which the

amount referred to in

Clause
1.1.22(b)

exceeds the amount
referred to in Clause
1.1.22(a).
1.1.24
Business Day

means a

day (other

than a

Saturday or

Sunday) on

which banks

are open

for general

business in
Johannesburg.
1.1.25
Capital Expenditure

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.26
Cash

means, at any time,

cash denominated in ZAR

in hand or

at bank and (in

the latter case)

credited to an

account
in the name of

an Obligor with an

Acceptable Bank and to which

an Obligor is alone

beneficially entitled and for
so long as:
(a)
that cash is repayable on demand or within 30 days after the relevant date of calculation;
(b)
repayment of that cash is not

contingent on the prior discharge

of any other indebtedness of

any member of
the Group or of any other person whatsoever

or on the satisfaction of any other condition;

(c)
there is no Security

over that cash except

for Transaction

Security or any Permitted

Security constituted by
a netting or set-off

arrangement entered into by members of

the Group in the ordinary course of

its banking
arrangements; and
(d)
the cash

is freely

and (except

as mentioned

in paragraph
(a)

above) immediately

available to

be applied

in
repayment or prepayment of the Facilities.
1.1.27
Cash Connect Capital

means Cash Connect Capital Proprietary Limited (registration number 2017/029430/07), a company registered under the laws of South Africa.
1.1.28
Cash Equivalent Investments

means at any time:
(a)
certificates

of

deposit

maturing

within

90

days

after

the

relevant

date

of

calculation

and

issued

by

an
Acceptable Bank;
(b) commercial paper not convertible or exchangeable to any other security:
(i) for which a recognised trading market exists;
(ii) which matures within 90 days after the relevant date of calculation; and
(iii) which has a credit rating of either A-1 or higher by Standard & Poor's Rating Services or F1 or higher by Fitch Ratings

Ltd or P-1

or higher by

Moody's Investors Service

Limited, or, if no

rating is available
in respect of the commercial

paper, the issuer of

which has, in respect of its long

-term unsecured and
non-credit enhanced debt obligations, an equivalent rating;
(c) any investment in:
(i)
a

money

market

collective

investment

scheme

of

Absa

Bank

Limited,

FirstRand

Bank

Limited,
Investec Bank

Limited, Nedbank

Limited or

The Standard

Bank of

South Africa

Limited or

money
market funds which have a credit rating of either A-1 or higher by Standard

& Poor's Rating Services
or F1 or higher by Fitch Ratings Ltd or P-1 or higher by Moody's Investors Service

Limited; and
(ii) invest substantially all their assets in securities of the types described in paragraphs
(a)

to
(b)

above,
to the extent that investment can be turned into cash on not more than 30 days' notice;

or
(d) any other debt security approved by the Lenders,
in each case, denominated in ZAR and to which any Obligor is alone beneficially entitled at that time and which is not subject to any Security (other than Security arising under the Transaction

Security Documents).
1.1.29
Cashflow

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.30
Change of Control

means, in respect

of the Borrower, Net1

ceases to

directly or indirectly

have the power

(whether
by way of ownership of shares, proxy,

contract, agency or otherwise) to:
(a) cast, or control the casting of:
(i)
before

any

Permitted

BEE

Transaction,

100

per

cent.

of

the

votes

that

might

be

cast

at

a

general
meeting of the Borrower;
(ii)
after

any

Permitted

BEE

Transaction,

75.00

per

cent.

of

the

votes

that

might

be

cast

at

a

general
meeting of the Borrower;
(b)
appoint or remove all, or the majority,

of the directors or other equivalent officers of the Borrower; or
(c)
give directions with respect

to the operating and financial policies

of the Borrower with which

the directors
or other equivalent officers of the Borrower are obliged to

comply.

1.1.31
Closing Date

means

the date

on which

the Facility

Agent

issues the

notice

contemplated

by Clause
4.1

(
Initial
conditions precedent)
.
1.1.32
Code

means the US Internal Revenue Code of 1986.
1.1.33
Commitment

means:
(a) a Facility A Commitment;
(b)
a Facility B Commitment;

(c) a GBF Commitment.
1.1.34
Compliance Certificate

means a certificate

substantially in the

form set out

in
Schedule 7

(
Form of Compliance
Certificate
).
1.1.35
Confidential

Information

means

all

information

relating

to

the

Group,

any

other

Obligor,

the

Acquisition
Documents, the Acquisition,

the Finance Documents

or a Facility

of which a

Finance Party becomes

aware in its
capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under,

the Finance Documents or a Facility from either:
(a) any member of the Group, or any of its advisers; or
(b)
another Finance Party,

if the information was obtained by

that Finance Party directly or indirectly

from any
member of the Group or any of its advisers,
in whatever

form,

and includes

information

given orally

and any

document,

electronic file

or

any

other

way of
representing or recording information which contains or is derived or copied from such information but excludes:
(i) information that:
(A)
is or becomes

public information

other than as

a direct or

indirect result of

any breach by

that
Finance Party of Clause
37

(Confidential Information); or
(B)
is identified in writing at

the time of delivery as non-confidential

by any member of the

Group
or any of its advisers; or
(C)
is known by

that Finance Party

before the date

the information is

disclosed to it in

accordance
with paragraphs
(a)

or
(b)

above or

is lawfully

obtained by

that Finance

Party after

that date,
from a source

which is, as far

as that Finance

Party is aware,

unconnected with the

Group and
which, in either

case, as far as

that Finance Party

is aware, has not

been obtained in

breach of,
and is not otherwise subject to, any obligation of confidentiality.

1.1.36
Confidentiality

Undertaking

means

a

confidentiality

undertaking

substantially

in

a

recommended

form

of the
LMA, or in any other form agreed between the Borrower and the Facility Agent.
1.1.37
Default

means an Event of Default or any event or circumstance specified in Clause
24

(Events of Default) which
would (with the expiry of

a grace period, the giving of

notice, the making of any determination

under the Finance
Documents or any combination of any of the foregoing) be an Event of Default.
1.1.38
Deposit Manager means Deposit Manager Proprietary Limited (registration number 2010/016889/07), a company registered under the laws of South Africa.
1.1.39
Disclosure Schedule means the disclosure schedule set out in
Schedule 11

(
DISCLOSURE SCHEDULE
).
1.1.40
Disposal

has the meaning given to that term in Clause
8.3

(
Disposal and Insurance Proceeds
).
1.1.41
Disruption Event

means:

(a)
a material disruption

to those payment or

communications systems or to

those financial markets which

are,
in

each

case,

required

to

operate

in

order

for

payments

to

be

made

in

connection

with

the

Facilities

(or
otherwise

in

order

for

the

transactions

contemplated

by

the Finance

Documents

to

be

carried

out)

which
disruption is not caused by,

and is beyond the control of, any of the Parties; or
(b)
the occurrence of

any other event

which results in

a disruption (of

a technical or

systems-related nature) to
the treasury or payments operations of a Party preventing that, or any other Party:
(i)
from performing its payment obligations under the Finance Documents;

or
(ii)
from communicating with other Parties in accordance with the terms of the Finance Documents,
and which (in either such case) is

not caused by, and is beyond the control of, the Party whose operations are
disrupted.
1.1.42
EBITDA

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.43
Eligible Institution

means any

Lender or

other bank,

financial institution,

trust, fund

or other

entity selected

by
the Borrower.
1.1.44
Environment

means humans,

animals, plants

and all

other living

organisms including

the ecological

systems of
which they form part and the following media:
(a)
air

(including,

without

limitation,

air

within

natural

or

man-made

structures,

whether

above

or

below
ground);
(b)
water (including,

without limitation,

territorial,

coastal and

inland

waters, water

under or

within land

and
water in drains and sewers); and
(c) land (including, without limitation, land under water).
1.1.45
Environmental

Claim

means any

claim, proceeding,

formal notice

or investigation

by any

person in

respect of
any Environmental Law.
1.1.46
Environmental Law

means any applicable law or regulation which relates to:
(a) the pollution or protection of the Environment;
(b) the conditions of the workplace; or
(c)
the generation,

handling, storage,

use, release

or spillage

of any

substance which,

alone or

in combination
with any other, is capable of causing harm

to the Environment, including, without limitation, any waste.
1.1.47
Environmental

Permits

means any

permit

and other

Authorisation

and

the filing

of any

notification,

report or
assessment required under

any Environmental Law

for the operation of

the business of any

member of the Group
conducted on or from the properties owned or used by any member of the

Group.
1.1.48
Equity Cure Proceeds has the meaning given to that term in Clause
22.4.1(b)(i)

(
Equity Cure
).
1.1.49
Event of Default

means any event or circumstance specified as such in Clause
24

(Events of Default).
1.1.50
Excess Cashflow
, on an Excess Cashflow

Measurement Date, means the

Cash and Cash Equivalents Investments
balances of the Group:
(a) minus

all proceeds received

in cash by any

member of the Group

in respect of the

disposal of an asset

or a
claim under a contract of insurance which, under the authority of a resolution of the directors of the relevant member

of the

Group,

adopted and

passed within

90 days

of receipt

of those

proceeds,

are to

be applied
within 180

days of

receipt to

replace an

asset or

insurance or

disposal proceeds

offered and

not applied

in
prepayment of the Facility Outstandings;

(b) minus

all Capital

Expenditure projected

to fall due

for payment

by members of

the Group during

the next
six months, if the projected Capital Expenditure:
(i) has been approved by the board of the relevant member of the Group;
(ii)
is disclosed to

the Facility Agent

in a schedule

of projected Capital

Expenditure for the

next six months
delivered to it with the Compliance Certificate;
(c) minus

ZAR25,000,000.
1.1.51
Excess Cashflow Measurement

Date
means the last day of the

Financial Year

and the last day of each

Financial
Half-Year

.
1.1.52
Existing Absa

Financial Indebtedness
means the

existing Financial

Indebtedness owing

to Absa

Bank Limited
disclosed in the Disclosure Schedule and of which:
(a)
"Facility A",

"Facility B",

"Facility C",

the "Overdraft

Facility" and

the "Asset

Finance Facility"

shall be
refinanced in full on the first Utilisation Date; and
(b)
the remainder

shall be

refinanced in

full within

60 days

of the

Closing Date

or such

later

date as

may be
agreed by the Facility Agent acting reasonably.
1.1.53
Existing Financial Indebtedness means the existing Financial Indebtedness disclosed in the Disclosure Schedule.
1.1.54
Facility

means a Term Facility or

the GBF Facility.
1.1.55
Facility

A

means

the

term

loan

facility

made

available

under

this

Agreement

as

described

in

Clause
2

(
THE
FACILITIES
).
1.1.56
Facility A Commitment

means:
(a)
in

relation

to

an

Original

Term
Lender,

the

amount

set

opposite

its

name

under

the

heading

"Facility

A
Commitment" in Part II

of
Schedule 1

(
The Original
) and the amount of

any other Facility A Commitment
transferred to it under this Agreement; and
(b)
in

relation

to

any

other

Lender,

the

amount

of

any

Facility

A

Commitment

transferred

to

it

under

this
Agreement,
to the extent not cancelled, reduced or transferred by it under this Agreement.
1.1.57
Facility A

Loan

means a

loan made

or to

be made

under Facility

A or

the principal

amount outstanding

for the
time being of that loan.
1.1.58
Facility

B

means

the

term

loan

facility

made

available

under

this

Agreement

as

described

in

Clause
2

(The
Facilities).
1.1.59
Facility B Commitment

means:
(a)
in

relation

to

an

Original

Term
Lender,

the

amount

set

opposite

its

name

under

the

heading

"Facility

B
Commitment" in Part II

of
Schedule 1

(
The Original
) and the amount of

any other Facility B Commitment
transferred to it under this Agreement; and
(b)
in

relation

to

any

other

Lender,

the

amount

of

any

Facility

B

Commitment

transferred

to

it

under

this
Agreement,
to the extent not cancelled, reduced or transferred by it under this Agreement.
1.1.60
Facility B

Loan

means a

loan made

or to

be made

under Facility

B or

the principal

amount outstanding

for the
time being of that loan.

1.1.61
FATCA

means:
(a) sections 1471 to 1474 of the Code or any associated regulations;
(b)
any treaty, law or regulation of any

other jurisdiction, or relating to

an intergovernmental agreement between
the

US

and

any

other

jurisdiction,

which

(in

either

case)

facilitates

the

implementation

of

any

law

or
regulation referred to in paragraph
(a)

above; or
(c)
any agreement pursuant

to the implementation

of any treaty,

law or regulation

referred to in paragraphs
(a)
or
(b)

above

with the

US Internal

Revenue

Service,

the US

government

or any

governmental

or taxation
authority in any other jurisdiction.
1.1.62
FATCA

Application Date

means:
(a)
in

relation

to

a
withholdable

payment

described

in

section

1473(1)(A)(i)

of

the

Code

(which

relates

to
payments of interest and certain other payments from sources within the US), 1

July 2014; or
(b) in relation to a passthru payment

described in section 1471(d)(7)

of the Code not falling within

paragraph
(a)

above, the first

date from which

such payment may

become subject to

a deduction or

withholding required
by FATCA.
1.1.63
FATCA

Deduction

means a

deduction

or withholding

from a

payment under

a Finance

Document

required by
FATCA.
1.1.64
FATCA

Exempt Party

means a Party that is entitled to receive payments free from any FATCA

Deduction.
1.1.65
Fee Letter

means:
(a)
any letter or

letters dated on

or about the

date of this

Agreement between

the Arranger and

a Borrower (or
the Facility Agent and a Borrower) setting out any of the fees referred to in Clause
13

(Fees); and
(b)
any agreement setting out fees payable to a Finance Party under any other

Finance Document.
1.1.66
Final Maturity

Date

means, in relation

to Facility A

and Facility B,

the date falling

five years

from the

Closing
Date.
1.1.67
Finance Document

means:
(a) this Agreement;
(b) each Transaction Security Document;
(c) the Funds Flow and Release Agreement;
(d) each GBF Document;
(e) any Accession Letter;
(f) any Compliance Certificate;
(g)
any Fee Letter;

(h)
any Resignation Letter;

(i)
any Utilisation Request; or

(j)
any other document designated as a "Finance Document" by the Facility Agent and a Borrower.
1.1.68
Finance Lease

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.69
Finance Party

means:

(a)
the Facility Agent;

(b) the Arranger; or
(c) a Lender.
1.1.70
Financial Indebtedness

means, without double counting, any indebtedness for or in respect of:
(a)
moneys borrowed, credit provided and debit balances at banks or other financial institutions;
(b)
any acceptance under any acceptance credit or bill discounting facility (or dematerialised equivalent);
(c)
any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;
(d) the amount of any liability in respect of Finance Leases;
(e)
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis
and meet any requirement for de-recognition under IFRS or IFRS for

SMEs (as applicable));
(f)
any Treasury Transaction

(and, when calculating the value of that Treasury

Transaction, only the marked to
market

value

(or,

if

any

actual amount

is due

as

a

result

of

the

termination

or

close-out of

that

Treasury
Transaction, that amount) shall be taken

into account);
(g)
without

double

counting,

any

counter-indemnity

obligation

in

respect

of

a

guarantee,

bond,

standby

or
documentary letter of credit or any other instrument issued by a bank or financial institution;
(h)
any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) or are
otherwise classified as borrowings under IFRS or IFRS for SMEs (as applicable);
(i)
any amount of any

liability under an

advance or deferred

purchase agreement if (i)

one of the

primary reasons
behind entering into the agreement is

to raise finance or to

finance the acquisition or construction of

the asset
or service

in question

or (ii)

the agreement

is in

respect of

the supply

of assets

or services

and payment

is
due more than 90 days after the date of supply;
(j)
any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or
sale

and

leaseback

agreement)

having

the

commercial

effect

of

a

borrowing

or

otherwise

classified

as
borrowings under IFRS or IFRS for SMEs (as applicable); and
(k)
without double counting, the amount of

any liability in respect of any guarantee

or indemnity for any of the
items referred to in paragraphs
(a)

to
(j)

above.
1.1.71
Financial Half-Year

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.72
Financial Year

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.73
GBF Agreement

means:
(a) the Original GBF Agreement; or
(b) any other facility agreement or facility letter entered into by a Borrower and the GBF Lender to regulate the terms on which a GBF Facility is to be provided.
1.1.74
GBF Commitment
means the Original

GBF Commitment, to

the extent not

cancelled or reduced

under the GBF
Agreement relating to the applicable GBF Facility (subject to the requirements of the Finance Documents).
1.1.75
GBF Document means:
(a) a GBF Agreement; or
(b)
a document

(including

a document

in electronic

format only)

entered

into from

time to

time between

the

GBF Lender and a Borrower, which evidences a facility, financial instrument or a financial service provided as part of the GBF Facility.
1.1.76
GBF Facility

means:
(a) the Original GBF Facility; or
(b)
any other direct

and indirect general

banking facility provided

by the GBF Lender

to a Borrower

under the
GBF Agreement.
1.1.77
Group

means the Borrower and K2021 and each of their Subsidiaries for the time being.
1.1.78
Guarantor means:
(a) each Original Guarantor; or
(b) any other Additional Guarantor.
1.1.79
Holding Company

means, in relation to a person, any other person in respect of which it is a Subsidiary.
1.1.80
IFRS

means

international

accounting

standards

within the

meaning

of IAS

Regulation

1606/2002

to

the extent
applicable to the relevant financial statements.
1.1.81
Intellectual Property

means:
(a)
any patents, trade marks, service marks, designs, business names,

copyrights, database rights, design rights,
domain names, moral

rights, inventions, confidential

information, knowhow and

other intellectual property
rights and interests (which may now or in the future subsist), whether registered or unregistered;

and
(b) the benefit of all applications and rights to use such assets of each member of the Group (which may now or in the future subsist).
1.1.82
Interest Payment Date

means each of 31 March, 30 June, 30 September

and 31 December, and the Final Maturity
Date.
1.1.83
Interest

Period

means,

in

relation

to

a

Loan,

each

period

determined

in

accordance

with

Clause
11

(Interest
Periods)

and,

in

relation

to

an

Unpaid

Sum,

each

period

determined

in

accordance

with

Clause
10.3

(Default
interest).
1.1.84
Internally

Generated

Cash

means

funds

generated

from

the

operating

activities

of

the

Group

in

the

ordinary
course of business

but excluding,

for the avoidance

of doubt, any

Equity Cure Proceeds

and any proceeds

of any
Financial Indebtedness raised from any Refinancing.
1.1.85
JIBAR means, for an Interest Period of a Loan or Unpaid Sum:
(a) the applicable Screen Rate; or
(b) (if no Screen Rate is available for the Interest Period of the Loan or Unpaid Sum) the arithmetic mean of the rates (rounded upwards to four decimal places), as

supplied to the Facility Agent at

its request, quoted by the
Reference Banks to leading banks

in the Johannesburg interbank

market, as of 11h00 on

the Quotation Day
for the offering of deposits in Rand for a period comparable to that Interest Period.
1.1.86
JIBAR Overnight Deposit Rate means:
(a) the applicable Screen Rate; or
(b)
(if no Screen

Rate is available)

the arithmetic

mean of

the rates (rounded

upwards to four

decimal places),
as

supplied

to

the

Facility

Agent

at

its

request,

quoted

by

the

Reference

Banks

to

leading

banks

in

the
Johannesburg interbank

market, as of 11h00

on the Quotation

Day for the offering

of overnight deposits

in
Rand.

1.1.87
Joint Venture

means any joint

venture entity,

partnership or similar

person, comprising an

association of two

or
more persons

to undertake

a business

enterprise through

a combination

of assets

and/or expertise,

the ownership
of, or

other interest in,

which does

not require

any member of

the Group

to consolidate the

results of that

person
with its own as a Subsidiary.
1.1.88
K2020
means K2020263969 (South

Africa)
Proprietary Limited (registration

number 2020/263969/07), a

company
registered under the laws of South Africa.
1.1.89
K2020 Facility Agreement
means the facility agreement dated on

or about 15 February, 2021 between K2020 and
FirstRand Bank Limited (acting through its Rand Merchant Bank division).
1.1.90
K2021
means K2021477132 (South

Africa) Proprietary Limited

(registration number 2021/477132/07), a

company
registered under the laws of South Africa.
1.1.91
K2021

Consent
means

the

consent

given

by

FirstRand

Bank

Limited

(acting

through

its Rand

Merchant

Bank
division) to K2021 to enter into this Agreement.
1.1.92
Kazang

Prepaid

means Kazang

Prepaid (Proprietary)

Limited (registration

number

CO2017/2253),

a company
registered under the laws of Botswana.
1.1.93
Lender

means:
(a) any Original Term
Lender;

(b) the GBF Lender; or
(c)
any

bank,

financial

institution,

trust,

fund

or

other

entity

which

has

become

a

Party

as

a

"Lender"

in
accordance with Clause
25

(Changes to the Lenders),
which in each case has not ceased to be a Party as such in accordance with the terms of this Agreement.
1.1.94
LMA

means the Loan Market Association.
1.1.95
Loan

means a loan made or to be made under a Facility,

or the principal amount outstanding for the time being of
that loan.
1.1.96
Margin

means:
(a) in relation to any Facility A Loan:
(i)
while the Leverage Ratio is greater than or equal to 3.50 times, 4.00 per cent. per annum;
(ii)
while the Leverage Ratio is between 2.50 times and 3.5 times, 3.75 per cent. per annum;
(iii) while the Leverage Ratio is less than or equal to 2.50 times, 3.40 per cent. per annum, with effect from the date of occurrence of an Event of Default and for so long as it is continuing, the Margin detailed above plus 2.00 per cent.
(b) in relation to any Facility B Loan:
(i)
while the Leverage Ratio is greater than or equal to 3.50 times, 4.00 per cent. per annum;
(ii)
while the Leverage Ratio is between 2.50 times and 3.5 times, 3.75 per cent. per annum;
(iii) while the Leverage Ratio is less than or equal to 2.50 times, 3.40 per cent. per annum, with effect from the date of occurrence of an Event of Default and for so long as it is continuing, the Margin detailed above plus 2.00 per cent.

(c)
in relation to any Unpaid Sum

relating or referable to a Facility,

the rate per annum specified above for

that
Facility; and
(d) in relation to any other Unpaid Sum, the highest rate specified above.
1.1.97
Luxanio

means

Luxanio

227

Proprietary

Limited

(registration

number

2018/605739/07),

a

company

registered
under the laws of South Africa.
1.1.98
Main Street 1723

means Main Street 1723 Proprietary Limited (registration number 2019/300711/07), a company registered under the laws of South Africa.
1.1.99
Material Adverse Effect

means the occurrence

of any event or

circumstance or the

change in any circumstances
which, in the reasonable opinion of the Lender,

is likely to have a material adverse effect on:
(a)
the business, operations, property,

condition (financial or otherwise), or prospects of any Obligor;
(b)
the ability of an Obligor to perform its obligations under the Finance Documents to which it is a party; or
(c)
the validity

or enforceability of

any of, or

the effectiveness

or ranking of

any Transaction

Security granted
or

purporting

to

be

granted

pursuant

to

any

of,

the

Finance

Documents

or

the

rights

or

remedies

of

any
Finance Party under any of the Finance Documents.
1.1.100
Material Subsidiary

means a Subsidiary of the Borrower

whose gross assets, EBITDA (as defined

in this Clause
below) or total

revenue equal or exceed

5.00 per cent. or

more of the gross

assets, Consolidated EBITDA

or total
revenue of the Group.

For this purpose:
(a)
the gross assets, EBITDA

or total revenue of a

Subsidiary of the Borrower

will be determined using

the latest
audited consolidated financial statements of the Borrower;
(b)
if a

Subsidiary of

the Borrower

becomes a

member of

the Group after

the date on

which the

latest audited
consolidated

financial statements

of the

Borrower

have been

prepared,

the gross

assets, EBITDA

or total
revenue of that Subsidiary will be determined from its latest consolidated financial statements;
(c)
the

gross

assets,

Consolidated

EBITDA

or

total

revenue

of the

Group

will be

determined

from

the latest
audited consolidated financial statements of the Borrower;
(d) the EBITDA

of

a

Subsidiary

(or

a

company

or

business

subsequently

acquired

or

disposed

of)

will

be
determined on the same basis as Consolidated EBITDA (as defined in Clause

22.1

(Financial Definitions)),
except

that

references

to

the

Borrower

will

be

construed

as

references

to

that

Subsidiary,

company

or
business.
Notwithstanding the above, each of the following

companies will be a Material Subsidiary:
(i) each Original Guarantor;
(ii) any Subsidiary of the Borrower which is a direct Holding Company of an Obligor;
(iii)
each directly or indirectly wholly-owned Subsidiary of the Borrower;

or
(iv)
any member of the Group to

which an Obligor or a

Material Subsidiary disposes of all or

any substantial part
of its assets (on the date of that transfer and for any applicable period thereafter).
1.1.101
Measurement Date has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.102
Measurement Period

has the meaning given to that term in Clause
22.1

(
Financial Definitions
).
1.1.103
Month

means a period starting

on one day in

a calendar month and ending

on the numerically corresponding

day
in the next calendar month, except that:

(a) (subject to paragraph
(c)

below) if the numerically corresponding

day is not a

Business Day, that period shall
end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;
(b)
if there is no numerically corresponding day in the calendar month in which that period is to end, that period
shall end on the last Business Day in that calendar month; and
(c)
if an

Interest Period

begins on

the last

Business Day

of a calendar

month, that

Interest Period

shall end on
the last Business Day in the calendar month in which that Interest Period is to end.
The above rules will only apply to the last Month of any period.
1.1.104
Net1

means Net1 Applied Technologies

South Africa Proprietary Limited

(registration number 2002/031446/07),
a company registered under the laws of South Africa.
1.1.105
Net1 Loan

means the R350,000,000 loan dated on or about the Closing Date to be made by the Borrower to Net1.
1.1.106
New Lender

has the meaning given to that term in Clause
25

(Changes to the Lenders).
1.1.107
Obligor means a Borrower or a Guarantor.
1.1.108
Original Financial Statements

means the audited financial statements

of the Borrower for its

financial year ended
28 February, 2021.

1.1.109
Original

GBF

Agreement
means

the

general

banking

facility

agreement

dated

on

or

about

the

date

of

this
Agreement between

the Borrower

and the

GBF Lender,

to regulate

the terms

on which

the GBF Facility

is to

be
provided to the Borrower.
1.1.110
Original GBF Commitment

means ZAR247,960,000.
1.1.111
Original GBF

Facility
means each

direct and

indirect working

capital facility provided

by the

GBF Lender

to a
Borrower under the Original GBF Agreement.
1.1.112
Original Jurisdiction

means, in

relation to

an Obligor,

the jurisdiction under

whose laws it

is incorporated

as at
the date of this Agreement, or, in the case of an

Additional Obligor, as at the date on which that Additional Obligor becomes Party as a Guarantor or a Borrower (as the case may be).
1.1.113
Ovobix

means

Ovobix

(RF)

Proprietary

Limited

(registration

number

2013/068120/07),

a

company

registered
under the laws of South Africa.
1.1.114
Party

means a party to this Agreement.
1.1.115
Permitted Acquisition

means:
(a) the acquisition by an Obligor of an asset from another Obligor;
(b)
any acquisition of shares

and claims which,

is on arm's

length terms provided that

the Borrower has

delivered
a certificate (signed by a

director of the Borrower) to

the Facility Agent not later

than 10 Business Days

prior
to the date on which that acquisition is proposed to be made:

(i) confirming the subject matter of the proposed acquisition;
(ii)
confirming that the acquisition made from Internally Generated Cash or

New Shareholder Injection;
(iii) certifying that no Default would result from the acquiring that acquisition;
(iv)
including a

Compliance Certificate

setting out

(in reasonable

detail) computations

as to

compliance
with Clause
22

(Financial Covenants) prior to and immediately following such acquisition;

(v)
demonstrating

that the

acquisition would

have generated

a positive

EBITDA and

cash flow

for

the
twelve month period prior to the acquisition date;
(vi)
confirming the consideration (when aggregated with the consideration of any other acquisitions in

any
financial year) does not exceed ZAR20,000,000 in any financial year;
(c)
the acquisition by the Borrower of 20.00 per cent. of the shares in the share capital of Kazang Prepaid;
(d) any acquisition entered into with the express prior consent of the Facility Agent.
1.1.116
Permitted BEE Transaction

means any acquisition

of shares or interests

by or disposal of

shares or interest to

a
BEE Party, provided that the transaction is concluded in

order to comply with the

requirements of the Group or any
member thereof

under an applicable

code of good

practice issued in

terms of section

9 of the

Broad Based Black
Economic Act 53 of 2003 and entered into with the express prior consent of the Facility Agent.
1.1.117
Permitted Disposal

means any sale, lease, licence, transfer or other disposal which, is on arm's length terms:

(a)
of trading stock or cash made by any member of the Group in

the ordinary course of trading of the disposing
entity;
(b)
of assets

(other

than

shares, businesses,

Intellectual

Property)

in exchange

for other

assets comparable

or
superior as to type, value and quality (other than an exchange of a non-cash asset for cash);
(c)
of obsolete or redundant vehicles, plant and equipment for

cash;
(d)
of Cash Equivalent Investments for cash or in exchange for other Cash Equivalent

Investments;
(e)
constituted by a licence of intellectual property rights permitted by

Clause
23.25

(Intellectual Property);
(f) contemplated in the Acquisition Documents;
(g)
arising as a result of any Permitted Security;

(h)
a disposal pursuant to a Permitted BEE Transaction

provided it does not result in a Change of Control; or
(i)
any

Disposal

entered

into

with

the

express

prior

consent

of

the

Facility

Agent,

provided

that

(a)

the
consideration

for

the

Disposal,

when

aggregated

with

the

consideration

of

any

other

Disposals

in

any
financial year, does not

exceed ZAR100,000,000, or its equivalent in another

currency or currencies, in any
financial year

of the

Borrower and

(b) the Borrower

has delivered

a certificate

(signed by

a director

of the
Borrower) to the

Facility Agent not

later than 10

Business Days prior

to the date

on which that

Disposal is
proposed to be made:

(i) confirming the subject matter of the proposed Disposal;
(ii) certifying that no Default would result from the making of that Disposal;
(iii)
including a

Compliance Certificate

setting out

(in reasonable

detail) computations

as to

compliance
with Clause
22

(Financial Covenants) prior to and immediately following such Disposal.
1.1.118
Permitted Distribution

means:
(a)
the payment of

a distribution by

Subsidiaries of the

Borrower to the

direct shareholders of

such Subsidiary
pro rata to the ordinary shareholding;
(b)
the payment of a distribution by the Subsidiaries of K2020 to the direct shareholders of such Subsidiary pro
rata to the ordinary shareholding;
(c)
the payment of fees and charges by K2020 to the Borrower

in the ordinary course of business;

(d)
the

payment

of

fees

and

charges

by

Deposit

Manager

and

Cash

Connect

Capital

to

the

Borrower

in

the
ordinary course of business;
(e)
the payment of any distribution by the Borrower if:

(i)
the Borrower

has not

less than

10 Business

Days prior

to the

proposed date

for the

payment of

that
distribution given the Facility Agent written notice of its intention to pay that distribution;
(ii)
no

Default

is continuing

at

the time

that

distribution

is proposed

to be

paid

or will

result

from

the
payment of that distribution;
(iii)
the Borrower

has complied

with its

obligations

under

Clause
8.4

(
Mandatory

prepayment

– cash
sweep
);
(iv)
the Borrower

has delivered

a certificate (signed

by a

director of

the Borrower)

to the

Facility Agent
not later than 10 Business Days prior to the date on which that distribution is proposed to be made:

(A) confirming the amount of the proposed distribution;
(B) certifying that no Default would result from the making of that distribution;
(C)
including

a

Compliance

Certificate

setting

out

(in

reasonable

detail)

computations

as

to
compliance with Clause
22

(Financial Covenants) prior to, immediately following the payment of such distribution and for the next four Measurement Dates after such distribution;
provided that no more than two such distributions may be paid in any Financial Year;

(f) any other distribution made with the express prior consent of the Facility Agent.
1.1.119
Permitted Financial Indebtedness

means Financial Indebtedness:
(a) arising under the Finance Documents;
(b) arising under the K2020 Facility Agreement;
(c) disclosed in the Disclosure Schedule;
(d) shareholder loans subordinated on terms acceptable to the Facility Agent;
(e) arising under any Finance Lease;
(f) incurred by way of a Permitted Loan or a Permitted Guarantee;
(g)
trade credit extended

to an Obligor

or a member

of the Group

which is entered

into on normal

commercial
terms and

in the

ordinary course

of its

trading activities

and which

has a

credit term

of not

more than

90
days;
(h)
any

Financial Indebtedness

arising under

unsecured general

or short

term banking

facilities provided

to a
member of the Group by another bank or

financial institution, provided that the maximum aggregate amount of

Financial

Indebtedness

under

this paragraph
(h)

together with

the

aggregate

amount of

any

guarantees
under

Clause
1.1.120(e)

does not

exceed

ZAR40,000,000

(or its

equivalent

in any

other currency)

at any
time;
(i) incurred pursuant to a Refinancing permitted in terms of Clause
9.11;
(j) incurred with the express prior consent of the Facility Agent.
1.1.120
Permitted Guarantee means:
(a) any guarantee given in terms of the Finance Documents;

(b) any guarantee given in terms of the K2020 Facility Agreement;
(c)
any guarantee of a Joint Venture

to the extent permitted by Clause
23.12.1(b)

(
Joint ventures
);
(d) any guarantees disclosed in the Disclosure Schedule;
(e)
any

guarantee

given

by

the

Borrower,

provided

that

the

maximum

aggregate

amount

of

Financial
Indebtedness

under

Clause
1.1.119(h)

together

with

the

aggregate

amount

of

any

guarantees

under

this
paragraph
1.1.120(e)

does not exceed ZAR40,000,000 (or its equivalent in any other currency) at any time;
(f) a guarantee given with the express prior consent of the Facility Agent.
1.1.121
Permitted Loan

means:
(a) the Net1 Loan;
(b) any loan disclosed in the Disclosure Schedule;
(c)
any

trade credit

extended by

any

member of

the Covenant

Group to

its customers

on normal

commercial
terms and in

the ordinary course of

its trading activities

and on payment

terms not exceeding

90 days or,

if
applicable,

such

longer periods

in

relation

to payment

arrangements

made

by

a member

of

the

Covenant
Group with its defaulting customers for repayment of such trade credit;
(d)
any loans made by Main

Street 1723 to its

customers in the ordinary course of

its business up to an

aggregate
amount of ZAR100,000,000 or such greater amount agreed by the

Facility Agent;
(e)
any loans made by Cash Connect Capital to its customers in the ordinary course of its business;
(f)
subordinated loans or other

subordinated debt instruments in

the members of the Group,

provided that such
subordinated

loans

or

other

subordinated

debt

instruments

are

subordinated

on

terms

acceptable

to

the
Facility Agent; or
(g) a loan made with the express prior consent of the Facility Agent.
1.1.122
Permitted Security

means:
(a)
any lien arising by operation of law and in the ordinary course of trading and not as a result of any default or
omission by any member of the Group;
(b) any Security arising pursuant to the Finance Documents;
(c)
any Security or

Quasi-Security which is

existing prior to

the date

of this

Agreement, which has

been disclosed
to

the

Facility

Agent

in

the

Disclosure

Schedule,

and

which

only

secures

indebtedness

under

facilities
outstanding at the date of

this Agreement, if the original

principal amount or original facility

thereby secured
is not increased after the date of this Agreement;
(d)
any

netting

or

set-off

arrangement

entered

into

by

any

Obligor

in

the

ordinary

course

of

its

banking
arrangements for the purpose of netting debit and credit balances of

Obligors;
(e)
any Security under a finance or capital lease which constitutes Permitted Financial

Indebtedness;
(f)
any payment or close out

netting or set-off arrangement

pursuant to any Treasury

Transaction comprised in
Permitted

Financial

Indebtedness,

excluding

any

Security

or

Quasi-Security

under

a

credit

support
arrangement;
(g)
any

Security

or

Quasi-Security

securing

indebtedness,

which

is

Permitted

Financial

Indebtedness,

the
principal amount of which (when aggregated with the principal amount of any other indebtedness which has the benefit of Security given by any

Obligor or any member of the Borrower

Group other than that permitted
by this clause above) does not at any time exceed ZAR20,000,000 in aggregate;

(h) any Security entered into with the express prior consent of the Facility Agent.
1.1.123
Quasi-Security

has the meaning given to that term in Clause
23.15

(Negative pledge).
1.1.124
Quotation Day
means, in relation to any period

for which an interest rate is to

be determined, the first day of

that
period

or

such

other

day

as

the

Facility

Agent

determines

is

generally

treated

as the

rate

fixing

day

by

market
practice in the Johannesburg interbank market.
1.1.125
Reference Bank Quotation means any quotation supplied to the Facility Agent by a Reference Bank.
1.1.126
Reference

Banks

means

the

principal

Johannesburg

offices

of Absa

Bank

Limited,

FirstRand

Bank

Limited,
Investec Bank

Limited, Nedbank

Limited and The

Standard Bank of

South Africa Limited,

or such other

entities
as may be appointed by the Facility Agent in consultation with the Borrower.
1.1.127
Refinancing
means the repayment,

prepayment, cancellation

or replacement

of any of

the Facilities (in

whole or
in part) funded,

directly or indirectly,

by way of

the incurrence by a

Borrower or any

other member of

the Group
of Financial

Indebtedness or

the issue

of redeemable

preference shares

by the

Borrower or

any other

member of
the Group, and Refinance

and
Refinanced shall be construed accordingly.
1.1.128
Refinancing Penalties has the meaning given to that term in Clause
9.12.1
Refinancing penalties
).
1.1.129
Related

Fund

in

relation

to

a

fund

(the
first

fund
),

means

a

fund

which

is

managed

or

advised

by

the

same
investment manager or

investment adviser as

the first fund or,

if it is managed

by a different

investment manager
or investment

adviser,

a fund

whose investment

manager or

investment adviser

is an

Affiliate of

the investment
manager or investment adviser of the first fund.
1.1.130
Relevant Jurisdiction

means, in relation to an Obligor:
(a) its Original Jurisdiction;
(b)
any jurisdiction where any asset subject to or intended to be subject to the Transaction Security to be created
by it is situated;
(c) any jurisdiction where it conducts its business; or
(d)
the jurisdiction whose laws govern the perfection of any of

the Transaction Security Documents entered into
by it.
1.1.131
Repayment Date

means each repayment date set out in
Schedule 4

(
REPAYMENT

SCHEDULE
).
1.1.132
Repeating

Representations

means

each

of

the

representations

set

out

in

Clause
20.1

(
Status
)

to

Clause
20.5
(
Validity and admissibility in evidence
), Clause
20.7

(
Governing law and enforcement
), Clause
20.11

(
No default
),
Clause
20.13 (
Financial Statements
) (other than Clause
20.13.3

(
Financial Statements
) and Clause
20.20

(
Ranking
)
to Clause
20.27

(
No adverse consequences
).
1.1.133
Representative

means any

representative, delegate,

agent, manager,

administrator,

nominee, attorney,

trustee or
custodian.
1.1.134
Sanctioned Entity

means:
(a) a person, country or territory which is listed on a Sanctions List or is subject to Sanctions; or
(b) a person which is ordinarily resident in a country or territory which is listed on a Sanctions List or is subject to Sanctions.
1.1.135
Sanctioned Transaction

means the

use of

the proceeds

of any

of the

Facilities for

the purpose

of financing

or
providing any credit, directly or indirectly,

to:
(a) a Sanctioned Entity; or

(b) any other person or entity, if a member of the Group has actual knowledge that the person or entity proposes to use the proceeds of the financing or credit for the purpose of financing or providing any credit, directly or indirectly, to a Sanctioned

Entity,
in each case to the extent that to do so is prohibited by,

or would cause any breach of, Sanctions.
1.1.136
Sanctions

means

trade,

economic

or

financial

sanctions,

laws,

regulations,

embargoes

or

restrictive

measures
imposed, administered or enforced from time to time by any Sanctions Authority.
1.1.137
Sanctions Authority

means:
(a) the United Nations;
(b) the European Union;
(c) the Council of Europe (founded under the Treaty of London, 1946);
(d) the government of the United States of America;
(e) the government of the United Kingdom;
(f) the government of the Republic of France;
(g) the government of Switzerland;
(h) the government of the Commonwealth of Australia,
and any of their governmental authorities and agencies, including, without limitation, the Office of Foreign Assets
Control for the US Department

of Treasury (
OFAC
), the US Department of Commerce,

the US State Department
or the US Department of the Treasury,

Her Majesty's Treasury (
HMT ) and the French Ministry of Finance.
1.1.138
Sanctions List

means:
(a)
the Specially Designated Nationals and Blocked Persons List maintained by OFAC;
(b)
the Consolidated List of Financial Sanctions Targets

and the Investments Ban List maintained by HMT,
and

any

similar

list

maintained,

or

a

public

announcement

of

a

Sanctions

designation

made,

by

any

Sanctions
Authority, in each case

as amended, supplemented or substituted from time to time.
1.1.139
Screen Rate means:
(a)
for

JIBAR, the

Johannesburg

Interbank

Agreed

Rate,

polled

and

published

by the

South

African

Futures
Exchange (a

division of

the JSE

Limited) for

deposits in

Rand for

the relevant

period, as

displayed on

the
Reuters Screen SAFEY Page alongside the caption " YLD " at the applicable time; and
(b)
for the JIBAR Overnight

Deposit Rate, the SAFEX

overnight call deposit

rate, polled and published

by the
South African

Futures Exchange

(a division

of the

JSE Limited)

for deposits

in Rand,

as displayed

on the
Reuters Screen SAFEY Page alongside the caption " SFXROD " at the applicable time.
If

the

relevant

page

is

replaced

or

the

information

service

ceases

to

be

available,

the

Facility

Agent

(after
consultation with

the Borrower

and the

Lenders) may

specify another

page or

service displaying

the appropriate
rate.
1.1.140
Secured Property

means all of the assets of

the Obligors and the other Security

Providers which from time to time
are, or are expressed to be, the subject of the Transaction

Security.
1.1.141
Security

means a mortgage bond,

notarial bond, cession in

security, charge, pledge, hypothec, lien or

other security
interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

1.1.142
Security Provider
means a person, other than an Obligor, which grants

Transaction Security.
1.1.143
SPA

means

the

share

purchase

agreement

dated

31 October,

2021

between,

amongst

others,

Net1,

Net1

UEPS
Technologies,

Inc.,

Old

Mutual

Life

Assurance

Company

(South

Africa)

Limited,

Lirast

(Mauritius)

Company
Limited, SIG

International Investment

(BVI) Limited,

Aldgate International

Limited, Ivan

Epstein, PFCC

(BVI)
Limited, PCF Investments (BVI) Limited, Luxanio, Vista Capital Investments Proprietary Limited, Vista

Treasury
Proprietary Limited, K2021 and the Borrower.
1.1.144
Subordination Agreement

means a subordination

agreement to be

entered into between

each Obligor,

Net1 and
the Finance Parties.
1.1.145
Subsidiary

means:
(a)
a “subsidiary” as

defined in the

Companies Act, 2008

and shall include

any person who

would, but for

not
being a “company”

under the Companies

Act, 2008, qualify

as a “subsidiary”

as defined in

the Companies
Act, 2008;
(b)
any partnership, joint venture, trust, juristic person or other entity controlled by that person.
1.1.146
Target

Company
means each of:
(a) the Borrower;
(b) K2021;
(c) Luxanio; and
(d) Ovobix.
1.1.147
Target

Group

means each Target

Company and each of its Subsidiaries on the Acquisition Date.

1.1.148
Tax

means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or
interest payable in connection with any failure to pay or any delay in paying any of the same).
1.1.149
Term

Facility

means Facility A or Facility B.
1.1.150
Term

Loan

means a Facility A Loan or a Facility B Loan.
1.1.151
Total

Commitments

means the aggregate of:
(a) the Total Facility A Commitments;
(b) the Total Facility B Commitments;
(c) the Total GBF Commitments,
being ZAR1,297,960,000 at the date of this Agreement.
1.1.152
Total

Facility A Commitments

means the aggregate

of the Facility

A Commitments,

being ZAR700,000,000

at
the date of this Agreement.
1.1.153
Total

Facility B

Commitments

means the

aggregate of

the Facility

B Commitments,

being ZAR350,000,000

at
the date of this Agreement.
1.1.154
Total

GBF Commitments

means the aggregate of

the GBF Commitments, being

ZAR247,960,000 at the date

of
this Agreement.
1.1.155
Transaction

Security

means

the

Security

created

or

expressed

to

be

created

in

favour

of

the

Finance

Parties
pursuant to the Transaction Security Documents

and general notarial bonds.

1.1.156
Transaction Security Documents

means:
(a) each pledge or cession in securitatem debiti referred to in
Schedule 9

(
Transaction Security
);
(b)
any

written

notice

to

a

third

person

of

the

Security

established

under

a

security

agreement

set

out

in
paragraph
(a)

and any

written acknowledgement of

that notice

which is

required to

be delivered

to the

Facility
Agent under that security agreement; or
(c)
any other

document evidencing

or creating

any guarantee

or Security Interest

over any

asset of an

Obligor
or any other

Security Provider to

secure any obligation

of an Obligor

to a Finance

Party under the

Finance
Documents.
1.1.157
Transfer has the meaning given to that term in Clause
25

(
Changes to the Lender
).
1.1.158
Transfer

Certificate

means

a

certificate

substantially

in

the

form

set

out

in
Schedule

5

(
Form

of

Transfer
Certificate
) or any other form agreed between the Facility Agent and the Obligors.
1.1.159
Transfer Date

means, in relation to a cession or a transfer, the later of:
(a)
the proposed Transfer Date specified in the

relevant Transfer Certificate; and
(b)
the date on which the Facility Agent executes the relevant Transfer

Certificate.
1.1.160
Treasury

Transactions

means

any

derivative

transaction

entered

into

in

connection

with

protection

against

or
benefit from fluctuation in any rate or price.
1.1.161
Unpaid Sum

means any sum due

and payable but unpaid

by an Obligor or

any other Security

Provider under the
Finance Documents.
1.1.162
US

means the United States of America.
1.1.163
US Tax Obligor

means an Obligor, but only if some or all of its payments under the Finance Documents are from sources within the US for US federal income tax purposes.
1.1.164
Utilisation

means a utilisation of a Facility.
1.1.165
Utilisation Date

means the date of a Utilisation, being the date on which the relevant Loan is to be made.
1.1.166
Utilisation Request

means a

notice substantially

in the

relevant form

set out

in
Schedule 3

(
Form of

Utilisation
Request
).
1.1.167
VAT

means:
(a)
any value added tax as provided for in the Value

Added Tax Act, 1991;
(b)
any general service tax; and

(c) any other tax of a similar nature.
1.1.168
ZAR

means South African Rand, the lawful currency of South Africa.
1.2
Construction
1.2.1
Unless a contrary indication appears, a reference in this Agreement to:
(a) the
Facility

Agent
,

the
Arranger
,

any
Finance

Party
,

any
Lender
,

the
Borrower
,

any
Obligor
,

any
Security Provider

any
Party

or any other

person shall be

construed so as to

include its successors

in title,
permitted

cessionaries

and

permitted

transferees

to,

or

of,

its rights

and/or

obligations

under

the

Finance
Documents;

(b)
a

document

in
agreed

form

is

a

document

which

is

previously

agreed

in

writing

by

or

on

behalf

of

the
Borrower and the Facility Agent or, if not so

agreed, is in the form specified by the Facility Agent;
(c) assets

includes present and future properties, revenues and rights of every description;
(d) authority

includes

any

court

or

any

governmental,

intergovernmental

or

supranational

body,

agency,
department or any regulatory,

self-regulatory or other authority;
(e) distribution

means a

transfer by

a company

of money

or other

assets of

the company

(other than

its own
shares) to, or to the order (or otherwise for the benefit) of, one or more holders of shares in that company or
another

company

within

the

same

group

of

companies,

including

any

principal

or

interest

in

respect

of
amounts

due

(whether

in

respect

of

an

intercompany

or

a

shareholder

loan

or

otherwise);

any

dividend
(including any interest on any unpaid amount of a dividend),

charge, fee, consideration or other distribution
(whether in cash

or in kind)

on or in

respect of its

shares or share

capital (or any

class of its

share capital);
any repayment or distribution of any share premium account;

and the payment of any management, advisory
or other fee;
(f) a Finance Document

or any other agreement or instrument is a reference to that

Finance Document or other
agreement or instrument as amended, novated, supplemented, extended or restated;
(g) a group of Lenders

includes all the Lenders;
(h) guarantee

means any

guarantee, letter

of credit,

bond, indemnity

or similar

assurance against

loss, or

any
obligation, direct or indirect, actual

or contingent, to purchase or

assume any indebtedness of any person

or
to make an investment in or loan to any person or to purchase assets of any person where, in each case, such obligation is assumed in order to maintain or assist the ability of such person to meet its indebtedness;
(i)
the use of

the word
including

followed by specific

examples will not be

construed as limiting

the meaning
of the general wording preceding it, and the eiusdem generis rule must not be applied in the interpretation of such general wording or such specific examples;
(j) indebtedness

includes

any

obligation

(whether

incurred

as

principal

or

as

surety)

for

the

payment

or
repayment of money,

whether present or future, actual or contingent;
(k) a person

includes any individual, firm, company,

corporation, government, state or agency of a state or any
association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);
(l) a regulation

includes any regulation, rule, official directive, request or guideline (whether or not having the force of law, but, if not having the force

of law, being of a type with which any person

to which it applies is
accustomed to comply) of any governmental,

intergovernmental or supranational

body, agency,

department
or of any regulatory,

self-regulatory or other authority or organisation;
(m)
a provision of law is a reference to that provision as amended or re-enacted;

and
(n) a time of day is a reference to Johannesburg time.
1.2.2
The determination of the extent to which a rate

is
for a period equal in length

to an Interest Period shall disregard
any inconsistency

arising from

the last

day of

that Interest

Period being

determined pursuant

to the

terms of

this
Agreement.
1.2.3
Section, Clause and Schedule headings are for ease of reference only.
1.2.4
Unless a contrary

indication appears,

a term used

in any other

Finance Document or

in any notice

given under or
in connection

with any

Finance Document

has the

same meaning

in that

Finance Document

or notice

as in

this
Agreement.
1.2.5
A

Default

(other

than

an

Event

of

Default)

is
continuing

if

it

has

not

been

remedied

to

the

satisfaction

of

the
Facility Agent within any

applicable remedy period

expressly provided for in

a Finance Document or

waived and

an Event of

Default is
continuing

if it has not

been waived in

writing and in

each case, any waiver

shall not take
effect unless any conditions of such waiver have been fulfilled to the satisfaction of the Facility Agent.
1.2.6
If any

provision in

a definition is

a substantive

provision conferring

rights or

imposing obligations

on any

Party,
notwithstanding that it appears only in an interpretation clause, effect shall be given to it as if it were a substantive provision of the relevant Finance Document.
1.2.7
Unless inconsistent with the context,

an expression in any Finance Document

which denotes the singular includes
the plural and vice versa.
1.2.8
The Schedules to

any Finance Document

form an integral

part thereof and

a reference to

a
Clause

or a
Schedule
is a reference to a clause of, or a schedule to, this Agreement.
1.2.9
The rule of construction that, in the event of ambiguity, a contract shall be interpreted against the party responsible for the drafting thereof, shall not apply in the interpretation of the Finance

Documents.
1.2.10
The expiry

or termination of

any Finance Documents

shall not affect

those provisions

of the Finance

Documents
that

expressly

provide

that

they

will

operate

after

any

such

expiry

or

termination

or

which

of

necessity

must
continue

to

have

effect

after

such

expiry

or

termination,

notwithstanding

that

the

clauses

themselves

do

not
expressly provide for this.
1.2.11
The

Finance

Documents

shall

to

the

extent

permitted

by

applicable

law

be

binding

on

and

enforceable

by

the
administrators, trustees,

permitted cessionaries,

business rescue

practitioners or

liquidators of

the Parties

as fully
and effectually

as if they

had signed the

Finance Documents

in the first

instance and

reference to

any Party

shall
be deemed to include such Party’s administrators,

trustees, permitted cessionaries, business rescue practitioners or liquidators, as the case may be.
1.2.12
Where figures are referred

to in numerals and in

words in any Finance Document,

if there is any conflict

between
the two, the words shall prevail.
1.2.13
Unless a

contrary

indication appears,

where

any number

of days

is to

be calculated

from a

particular

day,

such
number shall be calculated as including that particular day and excluding the last day of such period.

1.3
Third party rights
1.3.1
Except as expressly provided for in

this Agreement or in any

other Finance Document, no provision of

any Finance
Document constitutes a stipulation for the benefit of any person who is not a party to that Finance Document.

1.3.2
Subject to Clause
29.6

(
Exceptions
) but otherwise notwithstanding any term

of any Finance Document, the

consent
of any person who is

not a party to

that Finance Document is not

required to rescind or vary

that Finance Document
at any time except to

the extent that the relevant

variation or rescission (as the

case may be) relates

directly to the
right conferred upon

any applicable

third party under

a stipulation for

the benefit

of that party

that has

been accepted
by that third party.

SECTION 2
THE FACILITIES
2. THE FACILITIES
2.1
The Term Facilities
Subject to the terms of this Agreement, the Lenders make available to the Borrower:
2.1.1
a ZAR term loan facility in an aggregate amount equal to the Total

Facility A Commitments; and
2.1.2
a ZAR term loan facility in an aggregate amount equal to the Total

Facility B Commitments.
2.2
The GBF Facility
Subject

to

the terms

of this

Agreement

and the

GBF Agreement,

the GBF

Lender

makes available

to the

Borrower a
general banking facility in an aggregate amount equal to the Original GBF Commitments.
2.3
Finance Parties' rights and obligations
2.3.1
The obligations

of each

Finance Party

under the

Finance Documents

are separate

and independent.

Failure by

a
Finance Party to perform its obligations

under the Finance Documents does not

affect the obligations of any other
Party under the Finance Documents.

No Finance Party is

responsible for the obligations of

any other Finance Party
under the Finance Documents.
2.3.2
The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor or any other Security
Provider is a separate and

independent debt in respect of

which a Finance Party

shall be entitled to

enforce its rights
in accordance with

Clause
2.3.3

below.

The rights of

each Finance Party

include any debt

owing to that

Finance
Party under the Finance Documents and, for the avoidance of doubt, any part of a Loan or any other amount owed
by an

Obligor which

relates to

a Finance

Party's participation

in a

Facility or

its role

under a

Finance Document
(including any

such amount

payable to

the Facility

Agent on

its behalf)

is a debt

owing to

that Finance

Party by
that Obligor.
2.3.3
A Finance Party may, except as specifically provided in the

Finance Documents, separately enforce its rights

under
or in connection with the Finance Documents.
2.4
Borrower as agent of the Obligors
2.4.1
Each Obligor (other than the Borrower) by its execution of this

Agreement or an Accession Letter (as the case may
be) irrevocably appoints the Borrower (acting through one or more authorised signatories) to act on its behalf as its
agent in relation to the Finance Documents and irrevocably authorises:
(a)
the Borrower on its behalf to supply all information concerning itself contemplated by this

Agreement to the
Finance Parties and

to give all

notices and instructions,

to make such

agreements and to

effect the relevant
amendments,

supplements

and

variations

capable

of

being

given,

made

or

effected

by

any

Obligor
notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor;
and
(b)
each

Finance

Party

to

give

any

notice,

demand

or

other

communication

to

that

Obligor

pursuant

to

the
Finance Documents to the Borrower,
and in each

case the Obligor

shall be bound

as though the

Obligor itself had

given the notices

and instructions or
executed or made the

agreements or effected

the amendments, supplements

or variations, or received

the relevant
notice, demand or other communication.
2.4.2
Every act, omission,

agreement, undertaking, settlement,

waiver, amendment, supplement, variation,

notice or

other
communication given or

made by the

Borrower or given

to the Borrower

under any Finance Document

on behalf
of another Obligor

or in connection with

any Finance Document

(whether or not

known to any other

Obligor and
whether occurring

before or

after such

other Obligor

became an

Obligor under

any Finance

Document) shall

be

binding for all

purposes on that

Obligor as if

that Obligor had

expressly made, given

or concurred with

it.

In the
event of any

conflict between any

notices or other

communications of the

Borrower and any

other Obligor,

those
of the Borrower shall prevail.
3. PURPOSE
3.1
Purpose
3.1.1
The Borrower shall apply all amounts borrowed by it under Facility A and Facility B towards:
(a) partially refinancing the Existing Absa Financial Indebtedness;
(b)
making any distributions or loans pursuant to the SPA

and Funds Flow and Release Agreement; and
(c) funding any associated Transaction Costs,
and may apply excess towards funding its general corporate requirements.
3.1.2
The Borrower

shall apply

all amounts

borrowed by

it under

a GBF

Facility towards

(a) refinancing

the Existing
Absa Financial Indebtedness and (b) funding its general corporate requirements (including working capital, capital expenditure

and other general banking requirements).
3.2
Monitoring
No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.
4. CONDITIONS OF UTILISATION
4.1
Initial conditions precedent
4.1.1
The Lenders

will only

be obliged

to comply

with Clause
5.4

(
Lenders' participation
) in

relation to

any proposed
Utilisation

if

on

or

before

the

Utilisation

Date

for

that

Utilisation,

the

Facility

Agent

has

received

all

of

the
documents

and

other

evidence

listed

in

Part

I

of
Schedule

2

(
Conditions

Precedent
)

in

form

and

substance
satisfactory to

the Facility

Agent.

The Facility

Agent shall

notify the

Borrower and

the Lenders

promptly upon
being so satisfied.
4.1.2
Other than

to the

extent that

the Lenders

notify the

Facility Agent

in writing

to the

contrary before

the Facility
Agent gives the notification described in Clause
4.1.1

above, the Lenders authorise (but do

not require) the Facility
Agent to give that notification.

The Facility Agent shall not be liable for any damages,

costs or losses whatsoever
as a result of giving any such notification.
4.2
Further conditions precedent
Subject

to

Clause
4.1

above,

the

Lenders

will

only

be

obliged

to

comply

with

Clause
5.4

(
Lenders'

participation
)

in
relation to a Utilisation if:
4.2.1
on the date of the Utilisation Request and on the proposed Utilisation Date:
(a) no Default is continuing or would result from the proposed Utilisation; and
(b)
in the opinion of the Lenders no Material Adverse Effect has occurred and is continuing;

4.2.2
in

relation

to

any

Utilisation

on

the

Closing

Date,

all

the

representations

and

warranties

in

Clause
14.8
(Representations) or, in relation to any other Utilisation, the Repeating Representations to be made by the Obligors
are true in all respects.
4.3
Maximum number of Term

Loans
The Borrower

may not

deliver a Utilisation

Request if

as a

result of the

proposed Utilisation,

more than

one Facility A
Loan and one Facility B Loan would be outstanding.

SECTION 3
UTILISATION
5. UTILISATION
5.1
Delivery of a Utilisation Request
The Borrower may

utilise a Term

Facility by delivery

to the Facility Agent

of a duly

completed Utilisation Request

not
later than 11h00

two Business Days

prior to the

Utilisation Date or

such shorter period

as the Facility

Agent (acting on
the instructions of all the Lenders) may agree.
5.2
Completion of a Utilisation Request

5.2.1
The Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(a)
the proposed Utilisation Date is

a Business Day within

the Availability Period applicable to that Facility;

and
(b) the currency and amount of the proposed Utilisation comply with Clause
5.3

(Currency and amount).
5.2.2
Only one Facility A Loan and one Facility B Loan may be requested in the Utilisation

Request.
5.3
Currency and amount
The currency specified in a Utilisation Request must be ZAR.
5.4
Lenders' participation
5.4.1
If the

conditions set

out in

this Agreement

have been

met, each Lender

shall make

its participation

in each

Loan
available by the Utilisation Date.
5.4.2
The

amount

of each

Lender's

participation

in

each

Loan

will be

equal

to

the

proportion

borne

by its

Available
Commitment to the Available

Facility immediately prior to making the Loan.
5.4.3
The Facility

Agent shall

notify

each Lender

of the

amount of

its participation

in that

Loan and,

if different,

the
amount of that participation to be made available in accordance with Clause
30.1

(Payments to the Facility Agent).
5.5
Cancellation of Commitment
5.5.1
The Facility

A Commitments

which, at

that time,

are unutilised

shall be

immediately cancelled

at the

end of

the
Availability Period

for Facility A.
5.5.2
The Facility

B Commitments

which, at

that time,

are unutilised

shall be

immediately cancelled

at the

end of

the
Availability Period

for Facility B.

SECTION 4
REPAYMENT,

PREPAYMENT

AND CANCELLATION
6. REPAYMENT
6.1
Repayment of Term

Loans
6.1.1
The Borrower shall repay the aggregate Facility A Loans and Facility B Loans in instalments by repaying on each
Repayment

Date

specified

in column

1

of
Schedule

4

(
REPAYMENT

SCHEDULE
),

the

amount

specified

in
column 2 and column 3 of
Schedule 4

(
REPAYMENT

SCHEDULE
).
6.1.2
The amount of

the Repayment Instalments shall

be decreased and recalculated

by the Facility Agent

from time to
time to account for any prepayments made pursuant to this Agreement.
6.1.3
Any amount of a Facility A Loan and Facility B Loan which remains outstanding on the Final Maturity Date shall
be repaid in full on that date.
7.
ILLEGALITY,

VOLUNTARY

PREPAYMENT

AND CANCELLATION
7.1
Illegality
7.1.1
If, in any

applicable jurisdiction, it

becomes unlawful for a

Lender to perform

any of its

obligations as contemplated
by this Agreement

or to fund,

issue or maintain

its participation in

any Loan or

it becomes unlawful

for any Affiliate
of a Lender for that Lender to do so:
(a)
that Lender shall promptly notify the Facility Agent upon becoming aware of that event;
(b)
upon

the

Facility

Agent

notifying

the

Borrower,

each

Available

Commitment

of

that

Lender

will

be
immediately cancelled; and
(c)
to the

extent that

the Lender's

participation has

not been

transferred pursuant

to Clause
36.4

(Replacement
of Lender),

the Borrower

shall repay

that Lender's

participation in

the Loans

made to

the Borrower

on the
last day of the Interest Period for each Loan occurring

after the Facility Agent has notified the Borrower or,
if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than
the last

day of any

applicable grace period

permitted by law)

and that

Lender's corresponding Commitment(s)
shall be cancelled in the amount of the participations repaid.
7.2
Voluntary

cancellation
7.2.1
A Borrower

may,

if it

gives

the Facility

Agent

not less

than

five

Business Days'

(or

such

shorter

period

as the
Lenders may agree)

prior notice, cancel

the whole or

any part (being

a minimum amount

of ZAR20,000,000

and
in integral multiples of

R5,000,000) of an Available

Facility.

Any cancellation under this Clause
7.2

shall reduce
the Commitments of the Lenders rateably under that Facility.
7.2.2
A GBF Facility may be cancelled as provided in the GBF Documents.
7.3
Voluntary

prepayment of Term

Loans
7.3.1
Subject to

Clause
7.3.3

below,

the Borrower

may,

if it gives

the Facility

Agent not

less than

five Business Days'
(or such shorter period as

the Lenders may agree) prior

notice, prepay the whole or

any part of that

Term Loan (but,
if in part,

being an amount

that reduces the

amount of that

Term Loan

by a minimum

amount of ZAR20,000,000
and in integral multiples of R5,000,000).
7.3.2
A Term

Loan may

only be

prepaid after

the last

day of

the Availability

Period for

the applicable

Facility (or,

if
earlier, the day on which the applicable Available

Facility is zero).
7.3.3
A prepayment of the Facility A Loans shall be applied against the remaining Facility A repayment instalments pro rata.

7.3.4
A prepayment of the Facility B Loans shall be applied against the remaining

Facility B repayment instalments pro
rata.

7.4
Right of cancellation and repayment in relation

to a single Lender
7.4.1
If:
(a)
any

sum payable

to any

Lender by

an Obligor

or any

Security Provider

is required

to be

increased under
Clause
14.2.3

(Tax gross-up); or
(b)
any

Lender

claims

indemnification

from

an

Obligor

under

Clause
14.3

(Tax

indemnity)

or

Clause
15.1
(Increased costs),
a

Borrower

may,

whilst

the

circumstance

giving

rise

to

the

requirement

for

that

increase

or

indemnification
continues, give the

Facility Agent notice

of cancellation of

the Commitment(s) of

that Lender and

its intention to
procure the repayment of that Lender's participation in the Loans.
7.4.2
On receipt of a notice

referred to in Clause
7.4.1

above in relation to a

Lender, the

Commitment(s) of that Lender
shall immediately be reduced to zero.
7.4.3
On the last day

of each Interest

Period which ends

after a Borrower

has given notice

under Clause
7.4.1

above in
relation to a Lender (or,

if earlier, the date

specified by the Borrower in that notice),

the Borrower shall repay that
Lender's

participation

in

that

Loan

together

with

all

interest

and

other

amounts

accrued

under

the

Finance
Documents.
8.
MANDATORY

PREPAYMENT

AND CANCELLATION
8.1
Sanctions
8.1.1
If any member of the Group or any shareholder of any member of the Group:
(a) is or becomes a Sanctioned Entity; or
(b) participates in any manner in any Sanctioned Transaction, on notice by the Facility Agent to the

Borrower, the Facilities will be cancelled and all outstanding Loans, together with accrued interest, and all other amounts accrued under the Finance Documents, shall become immediately due and payable.
8.2
Exit
8.2.1
Upon the occurrence of:
(a)
a Change of Control;

(b) nationalisation or expropriation of any assets of any member of the Group; or
(c)
one or more sales (whether in a

single transaction or a series of related transactions) of all or substantially all
the assets of

a member of the

Group associated with an

operating division or business

which, on a

cumulative
basis,

contributed

(directly or

indirectly)

more

than 25.00

per

cent. of

Consolidated

EBITDA for

the

last
completed financial year of the Group;
the Borrower shall promptly notify the Facility

Agent upon becoming aware of the

occurrence of such event or

that
such event will occur and (whether or not the Lenders have been notified of such event by the Borrower)

then:
(i) no Lender shall be obliged to fund a Utilisation under any Facility; and
(ii)
any Lender may

by not less than

five Business Days' notice

to the

Borrower immediately cancel

the
Commitments

of

that

Lender

and

declare

the

participation

of

that

Lender

in

all

outstanding
Utilisations,

together

with

all

other

amounts

owed

to

that

Lender,

immediately

due

and

payable

whereupon

the Commitments

of that

Lender will

be cancelled

immediately

and the

participation of
that Lender

in the outstanding

Utilisations, together

with all other

amounts owed

to that Lender

will
become immediately due and payable by the Borrower.
8.3
Disposal and Insurance Proceeds
8.3.1
For the purposes of this Clause
8.3

and Clause
8.5

(
Application of mandatory prepayments and cancellations)
:

(a) Disposal

means a sale,

lease, licence, transfer,

loan or other

disposal by a

person of any

asset, undertaking
or business (whether by a voluntary or involuntary single transaction or series of transactions).
(b) Disposal Proceeds

means the consideration receivable by any member of

the Group (other than K2021 and
K2020) (including any amount receivable in repayment of intercompany debt repaid by a person who ceases
to be a

member of the

Group to continuing

members of the

Group) for any

Disposal made by

any member
of the Group to persons who are not members of the Group except for Excluded Disposal Proceeds and after
deducting:
(i)
any

reasonable

expenses

which

are

incurred

by

any

member

of

the

Group

to

persons

who

are

not
members of the Group with respect to that Disposal; and
(ii) any Tax incurred and required to be paid by the seller in connection with that Disposal (as reasonably determined

by

the

seller,

on

the

basis

of

existing

rates

and

taking

account

of

any

available

credit,
deduction or allowance).
(c)
Excluded Disposal

Proceeds
means any

Disposal Proceeds which,

when taken together

with the Disposal
Proceeds of all other disposals of assets

by members of the Group in aggregate, are less

than ZAR5,000,000,
but only to the extent that, such

Disposal Proceeds are committed to be applied (as

evidenced by a resolution
of

the

board

of

directors

of

the

relevant

member

of

the

Group

passed

within

60

days

of

receipt

of

such
Disposal Proceeds)

to replace

an asset

(not being

shares or

any other

ownership interest

in a

person) with
another asset of a substantially similar type for use in the Group's business (being a fixed asset in the case of a disposal of a fixed asset) within 90 days of receipt of such Disposal Proceeds (or such longer period as the
Facility Agent may agree.
(d) Excluded Insurance Proceeds
means any proceeds

of an insurance claim

which the Borrower

notifies the
Facility Agent are, or are to be, applied:
(i) to meet a third party claim;
(ii)
to cover

operating losses

(including business

interruption, interruption

loss or other

loss of

revenue)
in respect of which the relevant insurance claim was made; or
(iii)
are less than ZAR5,000,000,

but only to the extent that, such Insurance Proceeds are committed to be applied in

the replacement,

reinstatement and/or

repair of

the assets

or otherwise

in amelioration

of
the loss in respect of which the relevant insurance

claim was made, if such Insurance Proceeds are so
applied

within 180

days (or

such longer

period as

the Facility

Agent may

agree) of

receipt of

such
Insurance Proceeds, or committed to be applied (as evidenced by a resolution of the board of directors
of the relevant member of

the Group passed within 60

days of receipt of such

Insurance Proceeds) to
replace, reinstate and/or repair the relevant asset and are

applied to such replacement, reinstatement or
repair within 90

days of receipt

of such Insurance Proceeds

(or such longer

period as the

Facility Agent
may agree) .

(e)
Insurance

Proceeds

means

the

proceeds

of

any

insurance claim

under

any

insurance

maintained

by

any
member of the Group except for

Excluded Insurance Proceeds and after deducting

any reasonable expenses
in relation to that claim which are incurred by any member of the Group to persons who are not members of the Group.
8.3.2
The Borrower shall prepay Loans, and cancel Available Commitments, in amounts equal to the following amounts at the

times and

in the

order of

application contemplated

by Clause
8.5

(
Application of

mandatory prepayments
and cancellations
):

(a) the amount of Disposal Proceeds;
(b) the amount of Insurance Proceeds.
8.4
Mandatory prepayment – cash sweep
8.4.1
Amounts required

to be

paid and/or

offered for

repayment or

prepayment under

this Clause,

shall be

determined
by reference

to the

following table

(the
Cash Sweep

Allocation Table
), and

the defined

terms set

out in

Clause
8.4.2 below:
Leverage Ratio
Term Facilities
Sweep Percentage
Shareholder
Sweep Percentage
[Column 1] [Column 2] [Column 3]
If equal to or more than 3.00 times: 100.00% 0.00%
If less than 3.00 times,

but equal to or more

than
2.50 times:
75.00% 25.00%
If less than 2.50 times,

but equal to or more

than
2.00 times:
50.00% 50.00%
If less than 2.00 times: 0.00% 100.00%
8.4.2
In this Agreement:
Shareholder

Sweep Percentage

means, in

respect of

any Measurement

Period for

which the

Leverage Ratio

is
equal to or

exceeds a level

specified in Column

1 of the

Cash Sweep Allocation

Table,

the applicable percentage
specified opposite that level in Column 3 of the table;
Shareholder

Sweep

Amount
,

in

respect

of

a

Measurement

Period,

means

the

applicable

Shareholder

Sweep
Percentage multiplied by Excess Cashflow for that Measurement Period;
Term Facilities Sweep Percentage

means, in respect of any Measurement Period for which the Leverage Ratio is equal to or

exceeds a level

specified in Column

1 of the

Cash Sweep Allocation

Table,

the applicable percentage
specified opposite that level in Column 2 of the table;
Term Facilities Sweep Amount
, in respect of a Measurement Period, means

the applicable Term Facilities Sweep
Percentage multiplied by Excess Cashflow for that Measurement

Period;
8.4.3
Within 45 days of each Excess Cashflow Measurement

Date, the Borrower shall calculate the Excess Cashflow of
the Group

for the

Measurement Period

which ended

on that

date and

deliver to

the Facility

Agent a

Compliance
Certificate, signed by the chief financial officer of the Group and one other director of the Borrower, confirming:
(a) the amount of any Excess Cashflow for that Measurement Period;
(b) Term Facilities Sweep Amount.
8.4.4
If Excess Cashflow arises on any Excess Cashflow Measurement Date:
(a)
the

Borrower

shall

offer

to

pay,

repay

or

prepay

Loans

and

other

Facility

Outstandings

under

the

Term
Facilities in an amount equal to the

Term Facilities Sweep Amount in the order determined by the Borrower;
(b)
the Borrower may distribute the Shareholder Sweep Amount to the ordinary shareholders of the Borrower.
8.4.5
A

payment

made

pursuant

to

this

Clause
8.4

is

not

subject

to

the

Refinancing

Penalties

set

out

in

Clause
9.12
(
Refinancing penalties
).

8.5
Application of mandatory prepayments and cancellations
8.5.1
A prepayment of Loans

or cancellation of

Available Commitments made under Clause

8.3

(
Disposal and Insurance
Proceeds
) shall be applied in

prepayment of Term Loans as contemplated in Clauses
8.5.2

to
8.5.5

inclusive below.
8.5.2
Unless the Borrower

makes an election under

Clause
8.5.4

below,

the Borrower shall prepay

Loans in the case

of
any

prepayment

relating

to

the amounts

of

Disposal

Proceeds

or

Insurance

Proceeds,

promptly

upon

receipt

of
those proceeds.
8.5.3
A

prepayment

under

Clause
8.3

(
Disposal

and

Insurance

Proceeds
)

shall

prepay

the

Term

Loans

in

the

order
determined by the Borrower .
8.5.4
Subject to Clause
8.5.5

below, a Borrower may elect

that any prepayment

under Clause
8.3

(
Disposal and Insurance
Proceeds
)

be applied

in prepayment

of

a Loan

on

the last

day

of

the Interest

Period

relating

to that

Loan.

If a
Borrower makes that election then a proportion of the Loan equal to the amount of the relevant prepayment will be
due and payable on the last day of its Interest Period.
8.5.5
If a

Borrower has

made an

election under

Clause
8.5.4

above but

a Default

has occurred

and is

continuing, that
election shall no longer apply and

a proportion of the Loan in respect

of which the election was made

equal to the
amount

of

the

relevant

prepayment

shall

be

immediately

due

and

payable

(unless

the

Facility

Agent

otherwise
agrees in writing).
8.6
Excluded proceeds
Where Excluded Disposal Proceeds and Excluded Insurance Proceeds include amounts which are intended to be used for
a

specific

purpose

within

a

specified

period

(as

set

out

in

the

relevant

definition

of

Excluded

Disposal

Proceeds

or
Excluded Insurance Proceeds), the Borrower shall ensure that those amounts are used for that purpose and shall promptly
deliver

a certificate

to the

Facility Agent

at the

time of

such application

and at

the end

of such

period confirming

the
amount (if any) which has been so applied within the requisite time periods provided for in the relevant definition.
9. RESTRICTIONS
9.1
Notices of cancellation or prepayment
Any

notice

of cancellation,

prepayment,

authorisation

or other

election

given

by any

Party under

Clause
7

(Illegality,
voluntary prepayment and cancellation) or Clause
8.5.4

(Application of Mandatory prepayments and cancellations) shall
(subject to the

terms of those

Clauses) be irrevocable

and, unless a

contrary indication

appears in this

Agreement, shall
specify

the

date

or

dates

upon

which

the

relevant

cancellation

or

prepayment

is

to

be

made

and

the

amount

of

that
cancellation or prepayment.
9.2
Interest and other amounts
Any prepayment under

this Agreement shall

be made together

with accrued interest

on the amount

prepaid and, subject
to any Break Costs or as otherwise provided in Clause
9.11

(
Refinancing
), without premium or penalty.
9.3
No reborrowing of Term

Facilities
The Borrower may not reborrow any part of a Term

Facility which is prepaid.
9.4
Reborrowing of GBF Facility
The

amount

of

any

Loan

paid,

repaid

or

prepaid

under

a

GBF

Facility

may

be

reborrowed

on

the

terms

of

the

GBF
Documents.
9.5
Prepayment in accordance with Agreement
The

Borrower

shall

not

repay

or

prepay

all

or

any

part

of

a

Term

Loan

or

cancel

all

or

any

part

of

the

Facility

A
Commitments or Facility

B Commitments, except

at the

times and in

the manner expressly

provided for in

this Agreement.

9.6
No reinstatement of Commitments
No

amount

of

the

Total

Commitments

cancelled

under

this

Agreement

or

the

GBF

Agreement

may

be

subsequently
reinstated.
9.7
Facility Agent's receipt of notices
If the Facility

Agent receives a

notice under

Clause
7

(Illegality,

voluntary prepayment

and cancellation) or

an election
under Clause
8.5.4

(Application of

Mandatory prepayments and

cancellations), it

shall promptly

forward a copy

of that
notice or election to either the Borrower or the affected Lender,

as appropriate.
9.8
Prepayment elections
The Facility Agent shall notify

the Lenders as soon as

possible of any proposed prepayment

of any Loan under

Clause
7.3
(Voluntary

prepayment of Term

Loans) or Clause
8.3

(
Disposal and Insurance Proceeds
).

9.9
Effect of repayment and prepayment on Commitments
If all

or part

of any

Lender's participation

in a

Loan under

a Term

Facility is

repaid or

prepaid and

is not

available for
redrawing (other than

by operation of

Clause
4.2

(Further conditions precedent)),

an amount of

that Lender's Commitment
(equal to the amount of the participation which is repaid or prepaid) in respect of that Term Facility will be deemed to be cancelled on the date of repayment or prepayment.
9.10
Application of prepayments
Any

prepayment

of

a

Loan

(other

than

a

prepayment

pursuant

to

Clause
7.1

(Illegality)

or

Clause
7.4

(Right

of
cancellation and repayment in relation to a single Lender))

shall be applied pro rata to each Lender's participation in that
Loan.
9.11
Refinancing
9.11.1
Subject to Clause
9.11.2

below, a Borrower may prepay

(or procure the prepayment of) any Loan or other amount
utilised under a Term Facility from amounts raised under a Refinancing, on the condition that all other Term Loans
and all

other amounts

owing under

the Finance

Documents (other

than any

GBF Document)

are repaid

in full

at
the same time. The Borrower may

not Refinance any Loans or other

amounts owing under the Finance

Documents,
unless:

(a)
the Borrower has given at least 30 days' prior notice of the proposed Refinancing to the Facility Agent;
(b)
the Facility Agent has received

evidence to its satisfaction that the

facilities that are to be made available

to
any

member

of

the

Group

under

the

proposed

Refinancing,

together

with

any

other

funds

that

may

be
available

to

the

Group),

will

be

sufficient

to

repay

to

the

Lenders

amounts

owing

under

the

Finance
Documents

(other

than

any

GBF

Document)

in

full

by

way

of

a

single

repayment

and

that

the

Total
Commitments (other than the Total

GBF Commitments), will be (to the extent not previously cancelled

and
reduced to zero) cancelled and reduced to zero; and
(c)
the Facility Agent is satisfied

that arrangements are in place to

ensure that the funds referred

to in this Clause
9.11

will be applied to repay and

discharge all Term Loans and other amounts outstanding under the Finance
Documents (other than any GBF Document) on the proposed repayment date.
9.11.2
The Borrower

may not prepay

the Term

Loans or other

amounts outstanding

under the Finance

Documents from
amounts

raised

by

way

of

any

Refinancing,

unless

it pays

to

the

Lenders

any

applicable

Refinancing

Penalties
calculated in accordance with Clause
9.12

(
Refinancing penalties
).
9.12
Refinancing penalties
9.12.1
If, at any time on or before the third anniversary of the Closing Date a Borrower makes any voluntary prepayment or repayment of any Loan pursuant to a Refinancing,

the Borrower shall pay to the Facility Agent, for the

account
of each Lender entitled

thereto, in addition to the

sum prepaid or to be prepaid

on any date pursuant to

Clause
7.3

(
Voluntary

prepayment of

Term

Loans
), the

following refinancing

penalties (the
Refinancing Penalties
) on

the
relevant due date for any such prepayment:
(a)
3.00 per cent. of

the amount of the

Term Loans

prepaid during the period

from (and including) the

Closing
Date to (and including) the first anniversary of the Closing Date;
(b)
2.00

per

cent.

of

the

amount of

the

Term

Loans

prepaid

during

the

period

from

(but

excluding)

the

first
anniversary of the Closing Date to (and including) the second anniversary of the Closing Date; and
(c)
1.00 per cent.

of the amount

of the Term

Loans prepaid

during the period

from (but

excluding) the second
anniversary of the Closing Date to (and including) the third anniversary of the Closing Date.
9.12.2
Notwithstanding

Clause
9.12.1
,

no

Refinancing

Penalties

shall

be

payable

by

the

Borrower

in

respect

of

any
prepayment made pursuant to Clause
7.3

(
Voluntary

prepayment of Term Loans
) using (without double counting):
(a) Internally Generated Cash;
(b) any Equity Cure Proceeds; or
(c) any New Shareholder Injections.
9.12.3
If the Borrower offers

to the Lender the right to

refinance the Facility,

no Refinancing Penalty shall

be payable to
it under this Clause
9.12.

SECTION 5
COSTS OF UTILISATION
10. INTEREST
10.1
Calculation of interest
10.1.1
The rate of interest

on each Loan for

each Interest Period is

the percentage rate per

annum which is the

aggregate
of the applicable:
(a) Margin;
(b) the Base Rate.
10.2
Payment of interest
The Borrower

to which

a Loan

has been

made shall

pay accrued

interest on

that Loan

on the

last day

of each

Interest
Period.
10.3
Default interest
10.3.1
If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the

overdue amount

from the

due date

up to

the date

of actual

payment (both

before and

after judgment)

at a
rate which, subject to Clause
10.3.2

below, is 2.00 per cent. per annum higher than the rate which would have been
payable if

the overdue

amount had,

during the

period of

non-payment, constituted

a Loan

in the

currency of

the
overdue

amount

for

successive

Interest

Periods,

each

of

a

duration

selected

by

the

Facility

Agent

(acting
reasonably).

Any interest accruing under this Clause
10.3

shall be immediately payable by the Obligor on demand
by the Facility Agent.
10.3.2
If any overdue

amount consists of all

or part of

a Loan which became

due on a day

which was not the

last day of
an Interest Period relating to that Loan:
(a)
the first Interest

Period for that

overdue amount shall

have a duration

equal to the

unexpired portion of

the
current Interest Period relating to that Loan; and
(b) the rate of interest applying to the overdue amount during that first Interest Period shall be 2.00 per cent. per annum higher than the rate which would have applied if the overdue amount had not become due.
10.3.3
Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end
of each Interest Period applicable to that overdue amount but will remain immediately due and payable.
10.4
Notification of rates of interest
The Facility Agent shall promptly notify the relevant Lenders and the relevant Borrower of the determination of a rate of interest under this Agreement.
11. INTEREST PERIODS
11.1
Duration
11.1.1
Subject to the other provisions of this Clause, each Term

Loan has successive Interest Periods each:
(a) commencing on (and including) the Utilisation Date of that Term Loan (in respect of the first Interest Period for that Loan) and thereafter commencing on (and including) each successive Interest

Payment Date; and
(b) ending on (but excluding) the next Interest Payment Date.

11.2
Non-Business Days
If an Interest Period

would otherwise end on

a day which is

not a Business Day,

that Interest Period will

instead end on
the next Business Day in that calendar month (if there is one) or the preceding

Business Day (if there is not).
12.
CHANGES TO THE CALCULATION

OF INTEREST
12.1
Absence of quotations
Subject

to

Clause
12.2

(
Market

disruption
),

if

JIBAR

is

to

be

determined

by

reference

to

the

Reference

Banks

but

a
Reference Bank does not supply

a quotation by 12h00 on

the Quotation Day,

JIBAR shall be determined on

the basis of
the quotations provided by the remaining Reference Banks.
12.2
Market disruption
12.2.1
If a Market Disruption Event occurs in relation to the Loan for any Interest Period, then the rate of interest on each
Lender's share of the Loan for the Interest Period shall be the percentage rate per annum which is the sum of:
(a) the Margin; and
(b)
the highest

of the

rates notified

to the

Facility Agent

by any

relevant Lender

as soon

as practicable

and in
any event before

interest is due to

be paid in

respect of that

Interest Period, to

be that which

expresses as a
percentage rate

per annum

the cost

to that

Lender of

funding its

participation in

that Loan

from whatever
source(s) it may reasonably select.
12.2.2
In this Clause
12
:

(a) Market Disruption Event

means:
(i) at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the

Facility Agent to determine JIBAR
for the relevant Interest Period;

(ii)
before close

of business

in Johannesburg

on the

Quotation Day

for the

relevant Interest

Period, the
Facility Agent receives notifications

from one or more Lenders whose

aggregate participations in the
Loan exceed 30.00 per cent of aggregate principal amount of Loan that:
(A)
the

cost

to

them

of

funding

their

participation

in

the

Loan

from

whatever

source

they

may
reasonably select would be in excess of JIBAR;
(B)
the cost

to it

or them

of obtaining matching

deposits in the

Johannesburg interbank market

would
be in excess of JIBAR for the relevant Interest Period; or
(C)
matching

deposits will

not

be available

to them

in the

Johannesburg

interbank

market

in the
ordinary

course

of

business

to

fund

their

participation

in

that

Loan

for

the

relevant

Interest
Period.
12.3
Alternative basis of interest or funding
12.3.1
Without

prejudice to

the generality

of Clause
12.2

(
Market disruption
), if

a Market

Disruption Event

occurs and
the Facility Agent or a Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more

than 30 days, or such longer

period as the Facility Agent may

agree) with a view to agreeing
a substitute basis for determining the rate of interest.
12.3.2
Any alternative

basis agreed

pursuant to

Clause
12.3.1

above shall,

with the

prior consent

of all

the Lenders

and
the applicable Borrower, be binding on

all Parties.

12.4
Break Costs and Break Gains
12.4.1
The Borrower shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break
Costs attributable to

all or any

part of a

Loan or Unpaid

Sum being paid

by the Borrower on

a day other

than the
last day of an Interest Period for that Loan or Unpaid Sum.
12.4.2
Unless a Default

is then continuing

or unless such Break

Gain is realised

as a consequence

of any prepayment

of
the Loan due to

the occurrence of an

Event of Default, a

Lender realising such Break Gain

shall, within 10 Business
Days of demand by a Borrower,

pay to the Borrower the amount of

any Break Gains attributable to all

or any part
of the Loan or an Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for the Loan or that Unpaid Sum.
12.4.3
Each Lender

shall, as

soon as

reasonably practicable

after a

demand by

the Facility

Agent, provide

a certificate
confirming

the

amount

of

its Break

Costs

or

Break

Gains

(if

applicable)

for

any

Interest

Period

in

which

they
accrue.
13. FEES
13.1
Non-refundable Structuring fee
13.1.1
The Borrower shall pay

to the Lender, a non-refundable

structuring fee in an

amount equal to

R4,000,000 (the
Non-
refundable Structuring Fee ).
13.1.2
The Non-refundable

Structuring Fee shall

accrue in

full on the

Closing Date and

be payable on

the Closing Date
(the Non-refundable Structuring Fee Payment Date ).
13.1.3
All payments

to be

made by

the Borrower

to the

Lender in

terms of

this Clause
13.1

shall be

made at

or before
12h00 on the

Non-refundable Structuring Fee

Payment Date in immediately

available funds free

of set off,

taxes,
exchange, costs, charges, exchange rate variations,

expenses or any other deductions to a nominated bank account in

South

Africa

the

details

of

which

will

be

set

out

on

the

respective

tax

invoice

issued

by

the

Lender

to

the
Borrower.
13.1.4
All fees due and

payable to the Lender under

this Clause
13.1
, once paid, are non-refundable

and will not discharge
any other obligations to pay any fees or other amount due under the Finance Documents.
13.2
Facility Agent fee
If the Lender

has transferred

a portion of

its rights and

obligations under

this Agreement, the

Borrower shall

pay to the
Facility Agent a Facility Agent fee in the amount and at the times agreed in a Fee Letter.

SECTION 6
ADDITIONAL PAYMENT

OBLIGATIONS
14. TAX GROSS UP AND INDEMNITIES
14.1
Definitions
In this Agreement:
14.1.1
Protected Party

means a Finance Party

which is or will

be subject to any

liability or required to

make any payment
for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to
be received or receivable) under a Finance Document.
14.1.2
Tax Credit

means a credit against, relief or remission for,

or repayment of, any Tax.
14.1.3
Tax

Deduction

means

a

deduction

or

withholding

for

or

on

account

of

Tax

from

a

payment

under

a

Finance
Document, other than a FATCA

Deduction.
14.1.4
Tax

Payment

means either

the increase

in a

payment made

by an

Obligor to

a Finance

Party under

Clause
14.2
(Tax gross-up) or

a payment under Clause
14.3

(Tax indemnity).
14.2
Tax gross

-up
14.2.1
Each

Obligor

shall make

all payments

to be

made by

it without

any

Tax

Deduction,

unless a

Tax

Deduction

is
required by law.
14.2.2
The Borrower

shall promptly upon

becoming aware

that an Obligor

must make

a Tax

Deduction (or that

there is
any change in the rate or the

basis of a Tax

Deduction) notify the Facility Agent

accordingly.

Similarly, a Lender
shall notify the Facility Agent on

becoming so aware in respect

of a payment payable to that

Lender.

If the Facility
Agent receives such notification from a Lender it shall notify the that Obligor

.
14.2.3
If a Tax Deduction is required by

law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased

to an amount

which (after making

any Tax

Deduction) leaves

an amount equal

to the payment
which would have been due if no Tax

Deduction had been required.
14.2.4
If an Obligor

is required to

make a Tax

Deduction, that Obligor

shall make that

Tax

Deduction and any

payment
required in connection

with that Tax

Deduction within the

time allowed and

in the minimum

amount required by
law.
14.2.5
Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax

Deduction,
the

Obligor

making

that

Tax

Deduction

shall

deliver

to

the Facility

Agent

for

the

Finance

Party

entitled

to

the
payment

evidence

reasonably

satisfactory

to

that

Finance

Party

that

the

Tax

Deduction

has

been

made

or

(as
applicable) any appropriate payment paid to the relevant taxing authority.
14.3
Tax indemnity
14.3.1
The

Borrower

shall

(within

three

Business Days

of

demand

by

the

Facility

Agent)

pay

to

a

Protected

Party

an
amount equal

to the

loss, liability

or cost

which that

Protected Party

determines will

be or

has been

(directly or
indirectly) suffered for or on account of Tax

by that Protected Party in respect of a Finance Document.
14.3.2
Clause
14.3.1

above shall not apply:
(a)
with respect to any Tax

assessed on a Finance Party:
(i)
under

the

law

of

the

jurisdiction

in

which

that

Finance

Party

is

incorporated

or,

if

different,

the
jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or
(ii) under the law of the jurisdiction in which that Finance Party is located in respect of amounts received or receivable in that jurisdiction,

if

that

Tax

is imposed

on or

calculated

by reference

to the

net

income received

or receivable

(but not

any

sum
deemed to be received or receivable) by that Finance Party; or
(b) to the extent a loss, liability or cost:
(i) is compensated for by an increased payment under Clause
14.2

(Tax gross-up); or
(ii)
relates to a FATCA

Deduction required to be made by a Party.
14.3.3
A Protected Party

making, or

intending to

make a

claim under

Clause
14.3.1

above shall

promptly notify the

Facility
Agent of the event which will give, or

has given, rise to the claim, following which the Facility

Agent shall notify
the Obligors.
14.3.4
A Protected Party shall, on receiving a payment from an Obligor under this Clause
14.3
, notify the Facility Agent.
14.4
Tax Credit
14.4.1
If an Obligor makes a Tax

Payment and the relevant Finance Party determines that:
(a)
a

Tax

Credit

is

attributable

to

an

increased

payment

of

which

that

Tax

Payment

forms

part,

to

that

Tax
Payment or to a Tax

Deduction in consequence of which that Tax

Payment was required; and
(b)
that Finance Party has obtained and utilised that Tax

Credit,
the Finance Party

shall pay an amount

to the Obligor

which that Finance

Party determines will

leave it (after

that
payment)

in the

same after-Tax

position as

it would

have been

in had

the Tax

Payment not

been required

to be
made by the Obligor.
14.5
Stamp taxes
The Borrower shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss
or liability that Finance

Party incurs in relation

to all stamp duty,

registration and other similar Taxes

payable in respect
of any Finance Document.
14.6
VAT
14.6.1
All amounts expressed to

be payable under

a Finance Document by

any Party to a Finance

Party which (in whole
or in part)

constitute the consideration

for any supply

for VAT

purposes are deemed

to be exclusive

of any VAT
which

is

chargeable

on

that

supply,

and

accordingly,

subject

to

Clause
14.6.2

below,

if

VAT

is

or

becomes
chargeable

on any

supply made

by any

Finance Party

to any

Party under

a Finance

Document and

such Finance
Party is required to account to the relevant tax authority for the VAT,

that Party must pay to such Finance Party (in
addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT

(and such Finance Party must promptly provide an appropriate VAT invoice to that Party).
14.6.2
If VAT

is or becomes

chargeable on

any supply

made by

any Finance

Party (the
Supplier
) to

any other Finance
Party (the Recipient
) under a

Finance Document, and

any Party other

than the Recipient

(the
Relevant Party ) is
required by the terms of

any Finance Document to pay an

amount equal to the consideration

for that supply to the
Supplier (rather than being required to reimburse or indemnify the

Recipient in respect of that consideration):
(a)
(where the Supplier is the person required to account to the relevant tax authority for the VAT)

the Relevant
Party must also

pay to the Supplier

(at the same time

as paying that amount)

an additional amount

equal to
the amount of the VAT.

The Recipient must (where this paragraph
(a)

applies) promptly pay to the

Relevant
Party an amount

equal to any

credit or

repayment the Recipient

receives from the

relevant tax authority

which
the Recipient reasonably determines relates to the VAT

chargeable on that supply; and
(b)
(where the Recipient is the

person required to account to

the relevant tax authority for

the VAT)

the Relevant
Party must

promptly,

following

demand

from

the Recipient,

pay

to the

Recipient an

amount

equal

to the
VAT

chargeable on that

supply but only to the

extent that the Recipient reasonably

determines that it is not
entitled to credit or repayment from the relevant tax authority in respect of that VAT.

14.6.3
Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense,

including

such

part

thereof

as

represents

VAT,

save

to

the

extent

that

such

Finance

Party

reasonably
determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.
14.7
FATCA

information
14.7.1
Subject to Clause
14.7.3

below, each Party shall, within 10

Business Days of a

reasonable request by another Party:
(a) confirm to that other Party whether it is:
(i)
a FATCA

Exempt Party; or
(ii)
not a FATCA

Exempt Party;
(b)
supply

to

that

other

Party

such

forms,

documentation

and

other

information

relating

to

its

status

under
FATCA

as

that

other

Party

reasonably

requests

for

the

purposes

of

that

other

Party's

compliance

with
FATCA;

and
(c)
supply to that other Party such forms, documentation and other information relating to its status as that other
Party reasonably requests for the purposes of that other

Party's compliance with any other law, regulation, or
exchange of information regime.
14.7.2
If a

Party confirms

to another

Party pursuant

to Clause
14.7.1
(a)

above that

it is

a FATCA

Exempt Party

and it
subsequently becomes aware

that it is not or

has ceased to be a

FATCA

Exempt Party,

that Party shall notify that
other Party reasonably promptly.
14.7.3
Clause
14.7.1

above shall not oblige any Finance Party to do anything, and Clause
14.7.1
(c)

above shall not oblige
any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
(a) any law or regulation;
(b) any fiduciary duty; or
(c) any duty of confidentiality.
14.7.4
If a Party fails to

confirm whether or not

it is a FATCA

Exempt Party or to

supply forms, documentation or

other
information

requested

in

accordance

with

Clauses
14.7.1
(a)

or
14.7.1(b)

above

(including,

for

the

avoidance

of
doubt,

where

Clause
14.7.3

above

applies),

then

such

Party

shall

be

treated

for

the

purposes

of

the

Finance
Documents (and payments under

them) as if

it is not

a FATCA

Exempt Party until

such time as

the Party in

question
provides the requested confirmation, forms, documentation or other information.
14.7.5
If a Borrower

is a US Tax

Obligor or the Facility

Agent reasonably believes

that its obligations under

FATCA

or
any other applicable law or regulation require it, each Lender shall, within 10

Business Days of:
(a)
where the

Borrower is

a US

Tax

Obligor and

the relevant

Lender is

an Original

Term
Lender or

the GBF
Lender, the date of this Agreement;
(b)
where a Borrower

is a US

Tax

Obligor on a

date on which

any other Lender

becomes a Party

as a Lender,
that date;
(c)
the date a new US Tax

Obligor accedes as a Borrower; or
(d)
where a Borrower is not a US Tax

Obligor, the date of a request from the Facility Agent,
supply to the Facility Agent:
(i)
a withholding certificate on Form W-8,

Form W-9 or any other relevant form; or

(ii)
any

withholding

statement

or

other

document,

authorisation

or

waiver

as

the

Facility

Agent

may
require to certify or establish the status of such Lender under FATCA or that other law or regulation.
14.7.6
The Facility

Agent shall

provide any

withholding certificate,

withholding

statement, document,

authorisation or
waiver it receives from a Lender pursuant to Clause
14.7.5

above to the relevant Borrower.
14.7.7
If any

withholding certificate,

withholding statement,

document, authorisation

or waiver

provided to

the Facility
Agent by a Lender pursuant to Clause
14.7.5

above is or becomes materially inaccurate or incomplete, that Lender shall

promptly

update

it

and

provide

such

updated

withholding

certificate,

withholding

statement,

document,
authorisation or waiver to the Facility Agent unless it is unlawful for the

Lender to do so (in which case the

Lender
shall

promptly

notify

the

Facility

Agent).

The

Facility

Agent

shall

provide

any

such

updated

withholding
certificate, withholding statement, document, authorisation or waiver to the relevant Borrower.
14.7.8
The

Facility

Agent

may

rely on

any

withholding

certificate,

withholding

statement,

document,

authorisation

or
waiver

it

receives

from

a

Lender

pursuant

to

Clauses
14.7.5

or
14.7.7

above

without

further

verification.

The
Facility

Agent

shall

not

be

liable

for

any

action

taken

by

it

under

or

in

connection

with

Clauses
14.7.5
,
14.7.6
or
14.7.7

above.
14.8
FATCA

Deduction
14.8.1
Each

Party

may

make

any

FATCA

Deduction

it is

required

to

make

by

FATCA,

and

any

payment

required

in
connection with that FATCA Deduction, and no Party shall

be required to increase

any payment in

respect of which
it

makes

such

a

FATCA

Deduction

or

otherwise

compensate

the

recipient

of

the

payment

for

that

FATCA
Deduction.
14.8.2
Each Party shall

promptly, upon becoming aware that

it must

make a FATCA Deduction (or that there

is any change
in the

rate or

the basis

of such

FATCA

Deduction),

notify the

Party to

whom

it is

making the

payment

and, in
addition,

shall notify

the Borrower

and

the Facility

Agent and

the Facility

Agent

shall notify

the other

Finance
Parties.
15. INCREASED COSTS
15.1
Increased costs
15.1.1
Subject to

Clause
15.3

(Exceptions) the

Borrower shall,

within three

Business Days

of a

demand by

the Facility
Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party

or
any of its Affiliates as a result of (i) the introduction of or any change in (or in the interpretation, administration or application

of)

any

law

or

regulation

or

(ii) compliance

with

any

law

or

regulation

made

after

the

date

of

this
Agreement.
15.1.2
In this Agreement Increased Costs

means:
(a)
a reduction in the rate of return from a Facility or on a Finance Party's (or its Affiliate's)

overall capital;
(b) an additional or increased cost; or
(c) a reduction of any amount due and payable under any Finance Document,
(d)
which is incurred or suffered

by a Finance Party or any

of its Affiliates to the

extent that it is attributable

to
that Finance

Party having

entered into

its Commitment

or funding

or performing

its obligations

under any
Finance Document.
15.2
Increased cost claims
15.2.1
A Finance Party intending to make a

claim pursuant to Clause
15.1

(Increased costs) shall notify the Facility Agent
of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrower.
15.2.2
Each

Finance

Party

shall,

as

soon

as

practicable

after

a

demand

by

the

Facility

Agent,

provide

a

certificate
confirming the amount of its Increased Costs.

15.3
Exceptions
15.3.1
Clause
15.1

(Increased costs) does not apply to the extent any Increased Cost is:
(a)
attributable to a Tax

Deduction required by law to be made by an Obligor;
(b)
attributable to a FATCA

Deduction required to be made by a Party;
(c)
compensated for

by Clause
14.3

(Tax

indemnity) (or

would have

been compensated

for under

Clause
14.3
(Tax

indemnity)

but

was not

so

compensated

solely because

any

of the

exclusions

in

Clause
14.3.2

(Tax
indemnity) applied);
(d)
attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation.
15.3.2
In

this

Clause
15.3

reference

to

a
Tax

Deduction

has

the

same

meaning

given

to

the

term

in

Clause
14.1
(Definitions).
16. OTHER INDEMNITIES
16.1
Other indemnities
The Obligors shall, within three Business Days of demand, indemnify the Arranger and each other Finance Party against any cost, loss or liability incurred by it as a result of:
16.1.1
the occurrence of any Default;
16.1.2
a

failure

by

an

Obligor

to

pay

any

amount

due

under

a

Finance

Document

on

its

due

date,

including

without
limitation, any cost, loss or liability arising as a result of Clause
29

(Sharing among the Finance Parties);
16.1.3
funding,

or

making

arrangements

to

fund,

its

participation

in

a

Loan

requested

by

a

Borrower

in

a

Utilisation
Request but not made by

reason of the operation of

any one or more

of the provisions of this

Agreement (other than
by reason of default or negligence by that Finance Party alone); or
16.1.4
a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Obligor.
16.2
Environmental indemnity
The

Obligors

shall,

within

five Business

Days

of

demand,

indemnify

each Finance

Party and

its officers,

employees,
agents

and

delegates

(together

the
Indemnified

Parties
)

against

any

loss

or

liability

suffered

or

incurred

by

that
Indemnified Party (except to

the extent caused

by such Indemnified

Party's own gross

negligence or wilful default)

which:
16.2.1
arises by virtue of

any actual or alleged breach

of any Environmental Law

(whether by any member

of the Group
or any other person);
16.2.2
arises in connection with an Environmental Claim; or
16.2.3
arises

as

a

result

of

any

enquiry,

investigation,

subpoena

(or

similar

order)

or

litigation

with

respect

to

any
Environmental Claim

and any

other enquiry,

investigation, subpoena

(or similar

order) or

litigation in

respect of
any breach of

any Environmental Law

that has or

is reasonably likely

to give rise

to any liability for

any Finance
Party,
which relates to the Group, any assets of the Group or the

operation of all or part of the business of the Group

(or, in each
case, any member of the Group) and which would not have arisen if the Finance Documents or any of them had not been executed

by

that

Finance

Party

or

the

Finance

Party

had

not

otherwise

participated

in

the

funding

arrangements
contemplated by the Finance Documents or any of them.
16.3
Indemnity to the Facility Agent
The

Borrower

shall

promptly

indemnify

the Facility

Agent

against

and

shall

pay

to the

Facility

Agent

and

each such
Representative any cost, loss or liability incurred by the Facility Agent or

Representative as a result of:

16.3.1
investigating or taking any other action in connection with any event which it reasonably believes is a Default;
16.3.2
any failure by a Borrower to comply with its obligations under Clause
18

(
Costs and Expenses
);
16.3.3
any

default

by

an

Obligor

or

any

other

Security

Provider

in

the

performance

of

any

of

the

other

obligations
expressed to be assumed by it in the Finance Documents;
16.3.4
acting

or

relying

on

any

notice,

request

or

instruction

which

it

reasonably

believes

to

be

genuine,

correct

and
appropriately authorised;
16.3.5
the exercise of any of

the rights, powers, discretions, authorities and

remedies vested in the Facility

Agent and each
Representative appointed

by the

Facility Agent

by the

Finance Documents

or by

law other

than by

reason of

the
Facility Agent's gross negligence or wilful default;
16.3.6
instructing lawyers, accountants,

tax advisers, surveyors

or other

professional advisers or

experts as

permitted under
this Agreement; or
16.3.7
instructing any Representative under the Finance Documents.
17.
MITIGATION

BY THE LENDERS
17.1
Mitigation
17.1.1
Each Finance Party shall, in

consultation with the Borrower, take all

reasonable steps to mitigate

any circumstances
which arise and which would result in any Facility ceasing to be available or any amount becoming payable under
or pursuant to, or cancelled pursuant to, any

of Clause
7.1

(Illegality), Clause
14

(Tax gross-up and indemnities) or
Clause
15

(Increased Costs) including (but not

limited to) transferring its rights and

obligations under the Finance
Documents to another Affiliate.
17.1.2
Clause
17.1.1

above does not in any way limit the obligations of any Obligor under the Finance Documents.
17.2
Limitation of liability
17.2.1
The Borrower shall promptly indemnify each Finance

Party for all costs and expenses reasonably incurred

by that
Finance Party as a result of steps taken by it under Clause
17.1

(Mitigation).
17.2.2
A Finance Party

is not obliged

to take any

steps under

Clause
17.1

(Mitigation) if, in

the opinion

of that Finance
Party (acting reasonably), to do so might be prejudicial to it.
18. COSTS AND EXPENSES
18.1
Transaction expenses
The Borrower shall, promptly

on demand, pay the Facility

Agent and the Arranger

the amount of all costs and

expenses
(including

reasonable

or

agreed

legal

fees

and

costs

relating

to

site

visits)

reasonably

incurred

by

any

of

them

in
connection with the negotiation, preparation, printing, execution, syndication and perfection of:
18.1.1
this Agreement and any other documents referred to in this Agreement and the Transaction Security; and
18.1.2
any other Finance Documents executed after the date of this Agreement.
18.2
Amendment costs
If:
18.2.1
an Obligor requests an amendment, waiver or consent; or
18.2.2
there is

any change

in law

or any

regulation which

requires an

amendment, waiver

or consent

under the

Finance
Documents,

the Borrower shall, within three Business Days of demand, reimburse each Finance Party for the amount of all costs and
expenses (including legal fees)

reasonably incurred by that Finance

Party (and by any Representative

appointed by such
Finance Party) in responding to, evaluating, negotiating or complying with that request or requirement.
18.3
Enforcement and preservation costs
The Borrower shall,

within three

Business Days

of demand, pay

to each Finance

Party the amount

of all

costs and

expenses
(including legal fees on the scale between attorney and own

client whether incurred before or after judgment) incurred by it in

connection with the

enforcement of or

the preservation of

any rights under

any Finance

Document and the

Transaction
Security

and

any

proceedings

instituted

by

or

against

a

Finance

Party

as

a

consequence

of

taking

or

holding

the
Transaction Security or enforcing these rights.

SECTION 7
GUARANTEE
19. GUARANTEE AND INDEMNITY
19.1
Guarantee and indemnity
19.2
Each Guarantor

irrevocably and

unconditionally jointly

and severally,

as a principal

obligor and

not merely

as a surety
on the basis of discrete obligations enforceable against it:
19.2.1
guarantees to each Finance

Party punctual performance

by each other

Obligor of all

that Obligor's obligations

under
the Finance Documents;
19.2.2
undertakes with each Finance Party that whenever another Obligor does not pay any amount when due under or in connection with any Finance Document, that Guarantor

shall immediately on demand pay that amount

as if it was
the principal obligor; and
19.2.3
agrees

with

each

Finance

Party

that

if

any

obligation

guaranteed

by

it

is

or

becomes

unenforceable,

invalid

or
illegal, it

will, as

an independent

and primary

obligation, indemnify

that Finance

Party immediately

on demand
against any

cost, loss

or liability

it incurs

as a

result of

an Obligor

not paying

any amount

which would,

but for
such unenforceability,

invalidity or

illegality,

have been

payable by

it under

any Finance

Document on

the date
when it would have

been due.

The amount payable by

a Guarantor under this

indemnity will not exceed

the amount
it

would

have

had

to

pay

under

this

Clause
19

if

the

amount

claimed

had

been

recoverable

on

the

basis

of

a
guarantee.
19.3
Continuing guarantee
This guarantee

is a continuing

guarantee and

will extend to

the ultimate balance

of sums payable

by any Obligor

under
the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.
19.4
Reinstatement
If any

discharge, release

or arrangement

(whether in

respect of

the obligations

of any

Obligor or

any security

for those
obligations or

otherwise) is

made by

a Finance

Party in

whole or

in part

on the basis

of any

payment, security

or other
disposition which is avoided or must be restored

in insolvency,

business rescue proceedings, liquidation, administration,
winding up or otherwise, without limitation, then the liability of each Guarantor under this Clause
19

will continue or be
reinstated as if the discharge, release or arrangement had not occurred.
19.5
Waiver of defences
19.5.1
The obligations

of each

Guarantor under

this Clause
19

will not

be affected

by an

act, omission,

matter or

thing
which, but for

this Clause
19
, would

reduce, release or

prejudice any of

its obligations under

this Clause
19

(without
limitation and whether or not known to it or any Finance Party) including:
(a)
any time, waiver or consent granted to, or composition with, any Obligor or other person;
(b)
the release of any other Obligor or any

other person under the terms of any composition or

arrangement with
any creditor of any member of the Group;
(c)
the taking, variation,

compromise, exchange,

renewal or release

of, or refusal

or neglect to

perfect, take up
or enforce, any rights against, or security over assets of,

any Obligor or other person or any non-presentation
or non-observance of any formality or other

requirement in respect of any instrument

or any failure to realise
the full value of any security;
(d) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(e)
any

amendment,

novation,

supplement,

extension,

restatement

(however

fundamental

and

whether

or

not
more onerous) or replacement of a

Finance Document or any other document or

security including, without

limitation, any

change in

the purpose of,

any extension

of or increase

in any facility

or the addition

of any
new facility under any Finance Document or other document or security;
(f)
any unenforceability,

illegality, invalidity,

suspension or cancellation of any obligation

of any person under
any Finance Document or any other document or security; or
(g)
any insolvency,

liquidation, winding

up, business

rescue or

similar proceedings

(including, but

not limited
to, receipt of any distribution made under or in connection with those proceedings).
19.6
Guarantor intent
Without prejudice to the generality of Clause
19.5

(
Waiver of defences
), each Guarantor expressly

confirms that it intends
that this guarantee shall extend from time to time to

any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any

facility or amount made available under any of the Finance

Documents
for the purposes

of or in

connection with any

of the following:

business acquisitions of

any nature; increasing

working
capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for
which

any

such

facility

or

amount

might

be

made

available

from

time

to

time;

and

any

fees,

costs

and/or

expenses
associated with any of the foregoing.
19.7
Immediate recourse
Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed

against

or

enforce

any

other

rights

or

security

or

claim

payment

from

any

person

before

claiming

from

that
Guarantor under this Clause
19
.

This waiver applies irrespective

of any law or any

provision of a Finance

Document to
the contrary.
19.8
Appropriations
19.8.1
Until

all

amounts

which

may

be

or

become

payable

by

the

Obligors

under

or

in

connection

with

the

Finance
Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:
(a)
refrain from applying or

enforcing any other

moneys, security or

rights held or

received by that

Finance Party
(or any

agent or

other person

on its

behalf) in

respect of

those amounts,

or apply

and enforce

the same

in
such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be
entitled to the benefit of the same; and
(b)
hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any
Guarantor's liability under this Clause
19.
19.9
Deferral of Guarantors' rights
19.9.1
Until

all

amounts

which

may

be

or

become

payable

by

the

Obligors

under

or

in

connection

with

the

Finance
Documents have

been irrevocably

paid in

full and

unless the

Facility Agent

otherwise directs,

no Guarantor

will
exercise

any

rights

which

it

may

have

by

reason

of

performance

by

it

of

its

obligations

under

the

Finance
Documents or by reason of any amount being payable, or liability arising, under this Clause
19:
(a) to be indemnified by an Obligor;
(b)
to claim

any contribution

from any

other guarantor

of or provider

of security

for any

Obligor's obligations
under the Finance Documents;
(c)
to take the benefit (in whole or in part and whether by way of subrogation, cession of action or otherwise) of
any rights

of the Finance

Parties under

the Finance

Documents or of

any other

guarantee or

security taken
pursuant to, or in connection with, the Finance Documents by any Finance

Party;
(d)
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any
obligation,

in

respect

of

which

any

Guarantor

has

given

a

guarantee,

undertaking

or

indemnity

under
Clause
19.1

(
Guarantee and indemnity );

(e) to exercise any right of set-off against any Obligor; and/or
(f)
to claim,

rank, prove

or vote

as a

creditor or

shareholder of

any Obligor

in competition

with any

Finance
Party.
19.9.2
If

a

Guarantor

receives

any

benefit,

payment

or

distribution

in

relation

to

such

rights

it shall

hold

that

benefit,
payment

or

distribution

to

the extent

necessary

to

enable

all

amounts

which

may

be

or

become

payable

to

the
Finance Parties by the Obligors under or

in connection with the Finance Documents to

be repaid in full on trust

for,
or otherwise for the benefit of,

the Finance Parties and shall promptly

pay or transfer the same to

the Facility Agent
or as the Facility Agent may direct for application in accordance with Clause
30

(
Payment Mechanics)
.
19.10
Additional security
This guarantee is in addition to and is not in any

way prejudiced by any other guarantee or security now

or subsequently
held by any Finance Party.

SECTION 8
REPRESENTATIONS,

UNDERTAKINGS

AND EVENTS OF DEFAULT
20. REPRESENTATIONS
Each Obligor (other than K2020 and K2021) makes the representations and warranties set out in this Clause
20

to each Finance
Party.

A reference

in this

Clause to

"it" or

"its" includes,

unless the

context

otherwise

requires,

each Obligor.

The Finance
Parties

enter

into

the

Finance

Documents

to

which

they

are

party

on

the

strength

of

and

relying

on

the

representations

and
warranties set

out in

this Clause
20
, each

of which

is a

separate representation

and warranty,

given without

prejudice to

any
other representation or warranty and is deemed to be a material representation or warranty (as applicable) inducing the Finance
Parties to enter into the Finance Documents.
20.1
Status
20.1.1
It is a limited liability corporation, duly incorporated and validly existing under the law of its Original Jurisdiction.
20.1.2
Each of its Subsidiaries is a limited liability

corporation, duly incorporated and validly existing under the law of its jurisdiction of incorporation.
20.1.3
It and each of its Subsidiaries has the power to own its assets and carry on its business as it is being conducted.
20.2
Binding obligations
20.2.1
The obligations

expressed to

be assumed

by it

in each

Finance Document

to which

it is

a party

are legal,

valid,
binding and enforceable obligations.
20.2.2
Without limiting the generality of Clause
20.2.1

above, each Transaction Security Document to which

it is a party
creates the

Security which

that Transaction

Security Document

purports to

create and

that Security

is valid

and
effective.
20.3
Non-conflict with other obligations
The entry into and

performance by it of,

and the transactions contemplated

by, the

Finance Documents and

the granting
of the Transaction Security do not and will not conflict

with:
20.3.1
any law or regulation applicable to it;
20.3.2
the constitutional documents of any member of the Group; or
20.3.3
any agreement or

instrument binding upon

it or

any member of

the Group or

any of

its or any

member of the

Group's
assets or constitute a default or termination event (however described) under any such agreement or instrument.
20.4
Power and authority
20.4.1
It has

the power

to enter

into, perform

and deliver,

and has

taken all

necessary action

to authorise

its entry

into,
performance

and

delivery

of,

the

Finance

Documents

to

which

it

is

or

will

be

a

party

and

the

transactions
contemplated by those Finance Documents.
20.4.2
No limit on

its powers

will be exceeded

as a result

of the borrowing,

grant of

security or giving

of guarantees

or
indemnities contemplated by the Finance Documents to which it is a party.
20.5
Validity

and admissibility in evidence
20.5.1
All Authorisations required or desirable:
(a)
to enable it

lawfully to

enter into,

exercise its

rights and

comply with

its obligations in

the Finance

Documents
to which it is a party; and
(b)
to make the Finance Documents to which it is a party admissible in evidence in its Relevant

Jurisdictions,

have been obtained or effected and are in full force and effect.
20.5.2
All Authorisations necessary for the conduct of the

business, trade and ordinary activities of members

of the Group
have been obtained or effected and are in full force and effect.
20.6
Acquisition Documents

20.6.1
The Acquisition Documents contain all the terms of the Acquisition.
20.6.2
Each Acquisition Document to which it is a party is in full force and effect.
20.6.3
It is not in unremedied breach of any of its obligations under any Acquisition Document.
20.6.4
There

have

been

no

amendments

to

any

Acquisition

Document

from

the

form

provided

to

the

Facility

Agent
pursuant to Clause
4.1

(
Initial conditions precedent
), other than any

amendment permitted pursuant to

Clause
23.29
(
Acquisition Documents
).
20.7
Governing law and enforcement
20.7.1
The

choice

of

governing

law

of

the

Finance

Documents

will

be

recognised

and

enforced

in

its

Relevant
Jurisdictions.
20.7.2
Any judgment obtained in relation

to a Finance Document in the

jurisdiction of the governing law

of that Finance
Document will be recognised and enforced in its Relevant Jurisdictions.
20.8
Insolvency and Financial Distress
20.8.1
No:
(a)
corporate

action,

legal

proceeding

or

other

procedure

or

step

described

in

Clause
24.7.1

(Insolvency
proceedings); or
(b) creditors' process described in Clause
24.8

(Creditors' process),
has been

taken or,

to the

knowledge of

the Borrower,

threatened in

relation to

any Obligor,

Security Provider

or
member

of

the

Group

other

than

Cash

Connect

Collateral

Rentals

Holding

Trust

(Masters

reference

number
IT3206/2011)

and

Cash

Connect

Management

Solutions

Employee

Incentive

Trust

(Masters

reference

number
IT2102/2021);

and

none

of

the

circumstances

described

in

Clause
24.6

(Insolvency)

applies

to

any

Obligor,
Security Provider or member of the Group.
20.8.2
Neither it

nor any other

Obligor, Security Provider or

any member of

the Group

is Financially Distressed

(as defined
in the Companies Act, 2008).

20.9
No filing or stamp taxes
Under the laws of

its Relevant Jurisdiction

it is not necessary

that the Finance

Documents be filed,

recorded or enrolled
with any

court or other

authority in

that jurisdiction

or that any

stamp, registration,

notarial or

similar Taxes

or fees

be
paid on or in relation to the Finance Documents or the transactions contemplate

d

by the Finance Documents.

20.10
Deduction of Tax
It is

not required

to make

any deduction

for or

on account

of Tax

from any

payment

it may

make under

any Finance
Document.
20.11
No default
20.11.1
No

Event

of

Default

and,

on

the

date

of

this

Agreement

and

the

Closing

Date,

no

Default

is

continuing

or

is
reasonably likely

to result

from the

making of

any Loan

or the entry

into, the performance

of, or

any transaction
contemplated by,

any Finance Document.

20.11.2
No other event

or circumstance is

outstanding which

constitutes (or,

with the expiry

of a grace

period, the giving
of notice, the making of any determination or any combination of any of the foregoing, would constitute) a default or termination event (however described) under any other agreement or instrument which is binding on it or any of
its Subsidiaries

or to

which its

(or any

of its

Subsidiaries') assets

are subject

which has

or is

reasonably likely

to
have a Material Adverse Effect.
20.12
Base Case Model
The Base Case Model has been prepared on the basis

of, amongst other things, historical financial statements

which were
prepared

in

accordance

with

IFRS

for

SMEs

and

as

applied

to

the

Original

Financial

Statements,

and

the

financial
projections contained

in the

Base Case Model

have been

prepared on the

basis of

recent historical

information, are

fair
and based on reasonable assumptions and have been approved by the board of directors of the Borrower.
20.13
Financial Statements
20.13.1
The Original Financial Statements were prepared in accordance with IFRS for SMEs consistently applied.
20.13.2
The audited Original Financial Statements fairly present its financial condition and its results of operations during
the relevant financial year.
20.13.3
There has been

no material adverse

change in its assets,

business or financial

condition (or the assets,

business or
consolidated financial condition of the Group), since the date of the Original

Financial Statements.
20.13.4
Its most recent financial statements delivered pursuant to Clause
21.3

(Financial statements):
(a)
have been

prepared in

accordance with

IFRS or

IFRS for

SMEs (as

applicable) as

applied to

the Original
Financial Statements; and
(b)
fairly present its

consolidated financial condition

as at the end

of, and its consolidated

results of operations
for, the period to which they relate.
20.13.5
The budgets and forecasts supplied under this Agreement were arrived at after careful consideration and have been
prepared in

good faith

on the

basis of

recent historical

information and

on the

basis of

assumptions which

were
reasonable as at the date they were prepared and supplied.
20.14
No proceedings
Except as expressly set out in
Schedule 11

(
DISCLOSURE SCHEDULE
):
20.14.1
no litigation,

arbitration or

administrative proceedings

or investigations

of, or

before, any

court, arbitral

body or
agency

have

(to

the

best

of

its

knowledge

and

belief,

having

made

due

and

careful

enquiry)

been

started

or
threatened against it or any of its Subsidiaries;
20.14.2
no judgment or order of

a court, arbitral body or agency

has (to the best of its knowledge

and belief, having made
due and careful enquiry) been made against it or any of its Subsidiaries which remains outstanding.
20.15
No breach of laws
20.15.1
It has

not (and

no member

of the

Group has)

breached any

law or

regulation which

breach has

or is

reasonably
likely to have a Material Adverse Effect.
20.15.2
No labour disputes

are current or,

to the best

of its knowledge

and belief (having

made due and

careful enquiry),
threatened against any member

of the Group which

have or are

reasonably likely to have

a Material Adverse Effect.
20.16
Environmental laws
20.16.1
Each member

of the

Group is

in compliance

with Clause
23.3
Environmental compliance
) and

(to the

best of

its
knowledge and belief, having made due and careful

enquiry) no circumstances have occurred which would

prevent
such compliance in a manner or to an extent which has or is reasonably likely to have a Material Adverse Effect.

20.16.2
No Environmental

Claim has been

commenced or

(to the best

of its

knowledge and

belief, having

made due

and
careful

enquiry) is

threatened

against any

member of

the Group

where that

claim has

or is

reasonably

likely,

if
determined against that member of the Group, to have a Material Adverse

Effect.
20.16.3
The cost to

the Group of

compliance with Environmental

Laws (including Environmental

Permits) is (to

the best
of its knowledge and belief, having made

due and careful enquiry) adequately provided for in

the Base Case Model
and

the

cost

of

compliance

with

the

recommendations

contained

in

the

Environmental

Report

is

adequately
provided for in the Base Case Model.
20.17
Taxation
20.17.1
It is not (and no

member of the Group

is) overdue in the filing of

any Tax returns

and it is not (and no

member of
the Group is) overdue in the payment of any amount in respect of Tax.
20.17.2
No claims or investigations are being, or are reasonably likely to be, made or conducted against it (or any member of the Group) with respect to Taxes.
20.17.3
It is resident for Tax purposes

only in its Original Jurisdiction.
20.18
Anti-corruption law
Except as expressly set out in
Schedule 11

(
DISCLOSURE SCHEDULE
), each member of the Group has conducted its
businesses in compliance with applicable anti-corruption laws and has instituted and maintained policies and procedures
designed to promote and achieve compliance with such laws.
20.19
Security and Financial Indebtedness
Except as expressly set out in
Schedule 11

(
DISCLOSURE SCHEDULE
):
20.19.1
no Security

or Quasi-Security

exists over

all or

any of

the present

or future

assets of

any member

of the

Group
other than the Permitted Security;
20.19.2
no

member

of

the

Group

has

any

Financial

Indebtedness

outstanding

other

than

the

Permitted

Financial
Indebtedness.
20.20
Ranking
The Transaction

Security has

or will

have first

ranking priority

and it

is not

subject to

any prior

ranking or

pari passu
ranking Security.
20.21
Sanctions
No Obligor is

(and no member

of the Group

is) party to

or participates in

any Sanctioned Transaction,

has contravened
any Sanctions or is targeted under any Sanctions.

20.22
Good title to assets
It and each of its Subsidiaries

has a good, valid and

marketable title to, or valid

leases or licences of, and all

appropriate
Authorisations to use, the assets necessary to carry on its business as presently conducted.
20.23
Legal and beneficial ownership
It and each of its Subsidiaries

is the sole legal and

beneficial owner of the respective assets

over which it purports to grant
Security.
20.24
Shares
20.24.1
The shares of any member of the

Group which are subject to the

Transaction Security are fully paid and not subject
to any option to purchase or similar rights which have not been waived.

20.24.2
The constitutional documents of companies whose

shares are subject to the Transaction

Security do not and could
not restrict or inhibit any transfer of those shares on creation or enforcement of the Transaction Security.

20.24.3
There are no

agreements in force

which provide for

the issue or allotment

of, or grant any

person the right

to call
for the issue

or allotment of,

any share or loan

capital of any member

of the Group (including

any option or

right
of pre-emption or conversion) other than under the management incentive scheme approved by the Facility Agent.
20.25
Intellectual Property
It:
20.25.1
is the

sole legal

and beneficial

owner of or

has licensed to

it on

normal commercial terms

all the

Intellectual Property
which is material

in the context

of its business and

which is required by

it in order to

carry on its business

as it is
being conducted on the date of this Agreement and as contemplated in the Base Case Model;
20.25.2
does not, in carrying on its businesses, infringe any Intellectual Property of any third party in any respect; and
20.25.3
has taken all formal

or procedural actions (including payment

of fees) required to

maintain any material Intellectual
Property owned by it.
20.26
Accounting Reference Date
The accounting reference date of each member of the Group is the Accounting

Reference Date.
20.27
No adverse consequences
20.27.1
It is not necessary under the laws of its Relevant Jurisdictions:
(a) in order to enable any Finance Party to enforce its rights under any Finance Document; or
(b)
by reason

of the

execution of any

Finance Document

or the performance

by it

of its obligations

under any
Finance Document,
that any Finance Party should be

licensed, qualified or otherwise entitled to carry

on business in any of

its Relevant
Jurisdictions.
20.27.2
No Finance Party is

or will be

deemed to be resident,

domiciled or carrying on

business in its

Relevant Jurisdictions
by reason only of the execution, performance and/or enforcement of any Finance Document.
20.28
Times when representations

made
20.28.1
All

the

representations

and

warranties

in

this

Clause
20

are

made

by

each

of

the

Obligors

on

the

date

of

this
Agreement.
20.28.2
All the

representations

and

warranties

in this

Clause
20

are deemed

to be

made

by each

of the

Obligors

on the
Closing Date.
20.28.3
The Repeating Representations are deemed to be made by each Obligor:
(a) on the date of the Utilisation Request;
(b) on the Utilisation Date; and
(c) on the first day of each Interest Period.
20.28.4
Each representation

and warranty in

this Clause
20

is deemed to

be made by

each Additional

Obligor on

the day
which it becomes (or it is proposed that it becomes) an Additional Obligor.
20.28.5
Each representation

or warranty deemed

to be made

after the date of

this Agreement shall

be deemed to

be made
by reference to the

facts and circumstances existing

at the date

the representation or warranty

is deemed to

be made.

20.29
K2020 and K2021
20.29.1
K2020

makes

the

representations

and

warranties

set

out

in

clause

18

to

the

K2020

Facility

Agreement
mutatis
mutandis

in relation to this Agreement to each Finance Party.

20.29.2
K2021

makes

the

representations

and

warranties

set

out

in

clause

18

to

the

K2020

Facility

Agreement

as

if

a
reference to K2020 were a reference to K2021 and mutatis mutandis in relation to this Agreement to each Finance
Party.
20.29.3
The Finance Parties enter into the Finance Documents to which they are party on the strength of and relying on the
representations

and

warranties

made

pursuant

to

Clauses
20.29.1

and
20.29.2
,

each

of

which

is

a

separate
representation and warranty, given without prejudice to any other representation or warranty and is deemed to be a material

representation

or

warranty

(as

applicable)

inducing

the

Finance

Parties

to

enter

into

the

Finance
Documents.
20.29.4
The expiry or termination of the K2020 Facility Agreement will not affect the provisions of this Clause
20.29

will
continue in force or which of necessity must continue to apply after that expiry or termination.
21. INFORMATION UNDERTAKINGS
21.1
The

undertakings

in

this

Clause
21

remain

in

force

from

the

date

of

this

Agreement

for

so

long

as

any

amount

is
outstanding under the Finance Documents or any Commitment is in force.
21.2
In this Clause
21:
21.2.1
Annual Financial Statements means the financial statements for a Financial Year delivered pursuant Clause
21.3.1
(
Financial statements)
21.2.2
Quarterly Management Accounts

means the management accounts

delivered pursuant to Clause
21.3.2

(Financial
statements).
21.3
Financial statements
The Borrower shall supply to the Facility Agent in sufficient copies for all the Lenders:
21.3.1
as soon as they are available, but in any event within 180 days after the end of each of its Financial Years

(or such
other period agreed to by the Facility Agent), its audited consolidated financial statements for that Financial Year;
21.3.2
as soon as they

are available, but in

any event within 75

days after the end

of each quarter of

each of its financial
years (other than those for the fourth quarter of any financial year which shall be provided within 90 days after the end

of

that

quarter),

its

quarterly

management

accounts

(which

shall

include,

without

limitation,

a

cash

flow
statement, income statement and

balance sheet on a year-to-year

basis) for that quarter on a consolidated

basis for
that quarter as well

as a cash flow

statement, income statement

and balance sheet on

a year-to-year basis

for each
other Obligor.
21.4
Provision and contents of Compliance Certificate
21.4.1
The Borrower

shall supply

a Compliance

Certificate to

the Facility

Agent with

each set

of its

Annual Financial
Statements and each set of management accounts for a quarter.
21.4.2
The Compliance Certificate

shall, amongst

other things, set

out (in

reasonable detail) computations

as to

compliance
with Clause
22

(Financial Covenants).
21.4.3
Each Compliance Certificate shall be signed by the financial director and one other director of the Borrower.
21.5
Requirements as to financial statements
21.5.1
The Borrower

shall procure

that each

set of

Annual

Financial Statements

and

Quarterly

Management

Accounts
includes a balance sheet and income statement.

In addition the Borrower shall procure that:

(a) each set of its Annual Financial Statements shall be audited by the Auditors;
(b)
each set of Quarterly Management Accounts is accompanied by a statement by the directors of the Borrower
highlighting

any

material

developments

or

proposals

affecting

the

cashflow

of

the

Group,

including
Consolidated EBITDA, revenue, net income and capital expenditure.
21.5.2
Each set of financial statements delivered pursuant

to Clause
21.3

(Financial statements) (other than the Quarterly
Management Accounts):
(a)
shall be certified by

the finance director and one

other director of the relevant

company as fairly presenting
its financial condition and operations as at the date as at which those financial statements were drawn up;
(b)
in the

case of

consolidated financial

statements of

the Group,

shall be

accompanied by

a statement

by the
directors

of

the

Borrower

comparing

actual performance

for

the

period

to

which

the financial

statements
relate to the actual performance

for the corresponding period

in the preceding Financial

Year

of the Group;
and
shall be prepared using IFRS or IFRS for SMEs

(as applicable), accounting practices and financial reference periods

consistent

with

those

applied

in

the

preparation

of

the

Original

Financial

Statements,

unless,

in
relation

to

any

set of

financial

statements,

the

Borrower

notifies the

Facility

Agent

that

there

has

been

a
change in IFRS or IFRS for SMEs (as applicable) or the accounting practices and the Auditors deliver to the
Facility Agent:
(i)
a description of any change necessary for those financial statements to reflect IFRS or IFRS for SMEs
(as applicable)

or accounting

practices upon

which the

Base Case

Model

or,

the Original

Financial
Statements were prepared; and
(ii)
sufficient information, in form and substance as may

be reasonably required by the Facility Agent, to
enable the Lenders to determine whether Clause
22

(Financial covenants) has been complied with and
to make an accurate comparison between the financial position indicated in those financial statements and the Base Case Model or the Original Financial Statements.
21.5.3
Any reference

in this

Agreement to

any financial

statements shall

be construed

as a

reference to

those financial
statements as

adjusted to

reflect the

basis upon

which the

Base Case

Model or,

as the

case may

be, the

Original
Financial Statements were prepared.
21.5.4
If the Facility Agent wishes to

discuss the financial position of

any member of the Group with the

auditors of that
member of the Group,

the Facility Agent

may notify the Borrower, stating

the questions or issues

which the Facility
Agent

wishes

to

discuss

with

those

auditors.

In

this

event,

the

Borrower

must

ensure

that

those

auditors

are
authorised (at the expense of the Borrower):
(a)
to discuss the financial position of the

relevant member of the Group with

the Facility Agent on request from
the Facility Agent; and
(b)
to

disclose

to

the

Facility

Agent

for

the

Finance

Parties

any

information

which

the

Facility

Agent

may
reasonably request.
21.6
Presentations
Once

in

every

Financial

Year,

or

more

frequently

if

requested

to

do

so

by

the

Facility

Agent

if

the

Facility

Agent
reasonably suspects a

Default is continuing

or may

have occurred or

may occur, at

least one

director and the

chief financial
officer

of

the

Borrower

must

give

a

presentation

to

the

Finance

Parties

about

the

on-going

business

and

financial
performance of the Group.
21.7
Board packs
The Borrower shall, on request by the Facility Agent, deliver to the Facility Agent, in sufficient copies for all Lenders, at the same time they

are distributed to

the relevant board

of directors, copies

of all board

packs submitted to

the board of
directors of an Obligor.

21.8
Year

-end
No

Obligor

shall

change

its

Accounting

Reference

Date

other

than

to

the

Accounting

Reference

Date

set

out

in
Clause
1.1.4(b).
21.9
Information: miscellaneous
21.9.1
The Borrower

shall supply

to the

Facility Agent

(in sufficient

copies for

all the Lenders,

if the

Facility Agent

so
requests):
(a) copies of all documents dispatched by an Obligor to:
(i) its creditors (or any class of them) generally; or
(ii) its shareholders (or any class of them) generally pursuant to any applicable law or regulation, in each case, at the same time as they are dispatched;
(b)
promptly

upon

becoming

aware

of

them,

details

and

copies

of

any

changes

proposed

to

or

made

to

its
constitutional documents

or the constitutional

documents of it

or any

other Obligor (including

the filing of
any Memorandum

of Incorporation

under the

Companies Act),

where such

changes do,

or are

reasonably
likely to, adversely affect the interests of the Finance Parties;
(c)
promptly upon becoming aware of

them, the details of any

litigation, arbitration, administrative proceedings,
liquidation

applications,

winding

up

applications

or

business

rescue

applications

which

are

current,
threatened

or

pending

against

it

or

any

other

member

of

the

Group,

and,

in

the

case

of

any

litigation,
arbitration or administrative proceedings, involve liability in an aggregate amount which (together with any
other liability in respect of litigation, arbitration or administrative proceedings) is in excess of R10,000,000;
and
(d)
promptly,

such further

information

regarding the

financial condition,

business and

operations

of it

or any
other member of the Group as any Finance Party (through the Facility Agent) may reasonably request.
21.10
Notification of default
21.10.1
Each Obligor shall

notify the Facility

Agent of any

Default (and the

steps, if any, being

taken to remedy

it) promptly
upon becoming aware of its occurrence.
21.10.2
Promptly upon a request by the Facility Agent, the Borrower shall supply to the Facility Agent a certificate signed by two

of its

directors or

senior officers

on its

behalf certifying

that no

Default is

continuing

(or if

a Default

is
continuing, specifying the Default and the steps, if any,

being taken to remedy it).
21.11
"Know your customer" checks
21.11.1
If:
(a)
the introduction

of or

any change

in (or

in the

interpretation, administration

or application

of) any

law or
regulation made after the date of this Agreement;
(b)
any change in the status of an Obligor or the

composition of the shareholders of an Obligor after the date of
this Agreement; or
(c)
a proposed transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is
not a Lender prior to such transfer,
obliges the

Facility Agent

or any

Lender (or,

in the case

of paragraph
(c)

above, any

prospective new

Lender) to
comply

with

"know

your

customer"

or

similar

identification

procedures

(whether

in

terms

of

the

Financial
Intelligence

Centre

Act,

2001

or

otherwise)

in

circumstances

where

the

necessary

information

is

not

already
available to it, each Obligor shall promptly upon the request of the Facility Agent or any Lender supply, or procure
the supply

of, such

documentation and

other evidence

as is reasonably

requested by

the Facility Agent

(for itself

or on behalf of

any Lender) or any

Lender (for itself or,

in the case of the

event described in paragraph
(c)

above,
on behalf of any

prospective new Lender) in

order for the Facility

Agent, such Lender

or, in the

case of the event
described in paragraph
(c)

above, any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer"

or other similar checks

under all applicable laws and

regulations pursuant to

the
transactions contemplated in the Finance Documents.
21.11.2
Each

Lender

shall

promptly

upon

the

request

of

the

Facility

Agent

supply,

or

procure

the

supply

of,

such
documentation

and

other

evidence

as

is

reasonably

requested

by

the

Facility

Agent

(for

itself)

in

order

for

the
Facility Agent to

carry out and

be satisfied it

has complied with

all necessary "know

your customer" or

other similar
checks

under

all

applicable

laws

and

regulations

pursuant

to

the

transactions

contemplated

in

the

Finance
Documents.
21.11.3
The Borrower shall, by not less

than 10 Business Days' prior

written notice to the Facility Agent,

notify the Facility
Agent (which shall promptly notify

the Lenders) of its intention to request

that one of its Subsidiaries becomes an
Additional Obligor pursuant to Clause
26

(
Changes to the Obligors
).
21.11.4
Following the giving

of any notice pursuant

to Clause
21.11.3

above, if the

accession of such

Additional Obligor
obliges the Facility Agent or

any Lender to comply with

"know your customer" or similar

identification procedures
in circumstances where the

necessary information is not

already available to it, the

Borrower shall promptly upon
the request

of the

Facility Agent

or any

Lender supply,

or procure

the supply

of, such

documentation

and other
evidence as is reasonably requested by the Facility Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of

any prospective new Lender) in order

for the Facility Agent or such

Lender or any prospective
new Lender to carry out and be satisfied it has complied

with all necessary "know your customer" or other

similar
checks under all applicable laws and regulations pursuant to the accession of such Subsidiary to this Agreement as an Additional Obligor.
22. FINANCIAL COVENANTS
22.1
Financial Definitions
In this Agreement:
22.1.1
Borrowings

means, at any time, the

aggregate outstanding principal, capital or

nominal amount (and any fixed or
minimum premium

payable on

prepayment or

redemption) of

any indebtedness

of the

members of

the Covenant
Group for or in respect of:
(a) moneys borrowed, credit provider and debit balances at banks or other financial institutions;
(b)
any acceptances under any acceptance credit or bill discount facility (or dematerialised equivalent);
(c)
any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;
(d) any Finance Lease;
(e)
receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis
and meet any requirements for de-recognition under IFRS or IFRS for SMEs (as applicable));
(f)
any counter-indemnity obligation in respect of a guarantee,

bond, standby or documentary letter of credit or
any other instrument issued by a bank or financial institution in respect of an underlying liability of an entity
which is not a member of the

Covenant Group which liability would

fall within one of the other paragraphs
of this definition;
(g)
any amount raised by the issue of shares which are redeemable (other than at the option of the issuer) or are
otherwise classified as borrowings under IFRS or IFRS for SMEs (as applicable);
(h)
any amount of any liability under an advance or deferred purchase agreement if:
(i)
one of

the primary

reasons behind

the entry

into the

agreement is

to raise

finance or

to finance

the
acquisition or construction of the asset or service in question; or

(ii)
the agreement is

in respect of

the supply of

assets or services

and payment is

due more than

90 days
after the date of supply;
(i)
any amount raised under

any other transaction (including

any forward sale or purchase

agreement, sale and
sale

back

or

sale

and

leaseback

agreement)

having

the

commercial

effect

of

a

borrowing

or

otherwise
classified as borrowings under IFRS or IFRS for SMEs (as applicable); and
(j)
(without double counting) the amount of any liability in respect of any guarantee or indemnity for any of the
items referred to in paragraphs
(a)

to
(i)

above,
but shall exclude any debt which has been subordinated on terms acceptable to the Facility Agent.
22.1.2
Capital

Expenditure

means any

expenditure or

obligation

in respect

of expenditure

which, in

accordance

with
IFRS or IFRS for SMEs (as applicable), is treated as capital expenditure.
22.1.3
Cashflow

means, in respect

of any Measurement Period,

Consolidated EBITDA for that

Measurement Period after:
(a)
adding the amount

of any decrease (and

deducting the amount

of any increase)

in Working

Capital for that
Measurement Period

(save for

any decrease

or increase

in relation

to activities

where the

Covenant Group
acted as agent);
(b)
adding

the

amount

of

any

cash

receipts

(and

deducting

the

amount

of

any

cash

payments)

during

that
Measurement

Period

in

respect

of

any

Exceptional

Items

not

already

taken

account

of

in

calculating
Consolidated

EBITDA

for

any

Measurement

Period

(other

than,

in

the

case

of

cash

receipts,

Relevant
Proceeds);
(c)
adding

the amount

of any

cash receipts

during

that Measurement

Period

in respect

of any

Tax

rebates or
credits

and

deducting

the

amount

actually

paid

or

due

and

payable

in

respect

of

Taxes

during

that
Measurement Period by any member of the Covenant Group;
(d)
adding (to

the extent

not already

taken into

account in

determining Consolidated

EBITDA) the

amount of
any

dividends

or

other

profit

distributions

received

in

cash

by

any

member

of

the

Group

during

that
Measurement Period from any entity which is itself not a member of the Group and deducting

(to the extent
not already deducted in

determining Consolidated EBITDA) the

amount of any dividends

paid in cash

during
the Measurement Period to minority shareholders in members of the

Group;
(e)
adding the

amount of

any increase in

provisions, other

non-cash debits

and other non

-cash charges

(which
are not Current

Assets or Current

Liabilities) and deducting

the amount of

any non-cash credits

(which are
not

Current

Assets

or

Current

Liabilities)

in

each

case

to

the

extent

taken

into

account

in

establishing
Consolidated EBITDA;
(f)
deducting the amount of any Capital Expenditure actually made (or due to be made) in cash for the purposes
of maintenance during that

Measurement Period by

any member of

the Covenant Group

except (in each

case)
to the extent funded from:
(i)
the proceeds of any Disposal or insurance claims permitted to be retained for this purpose; or
(ii) New Shareholder Injections;
(g)
deducting the

amount of

any expansionary

Capital Expenditure

actually made

(or due

to be

made) in

cash
during that Measurement

Period by any

member of the

Covenant Group except

(in each case) to

the extent
it:
(i) has been approved by the board of the relevant member of the Group;
(ii)
is disclosed

to the

Facility Agent

in a

schedule of

projected Capital

Expenditure delivered

to it

with
the Compliance Certificate for the next six months;
(h) deducting the amount of any trade payable in relation to any Excess Inventory;

(i) adding the amount of any trade payable in relation to any Excess Inventory as calculated at the beginning of the Measurement Period,
and so that no amount shall be added (or deducted) more than once.
22.1.4
Consolidated EBITDA

means, in respect of any Measurement Period, the consolidated EBITDA of the Covenant
Group.
22.1.5
Covenant Group

means each member of the Group other than K2021 and K2020 Limited.
22.1.6
Current Assets

means the aggregate

(on a consolidated

basis) of all inventory,

work in progress,

trade and other
receivables of each

member of

the Covenant Group

including prepayments in

relation to operating

items and sundry
debtors (but excluding Cash and Cash Equivalent Investments) expected to be realised within twelve months from
the date of computation but excluding

amounts in respect of:
(a) receivables in relation to Tax;
(b) Exceptional Items and other non-operating items;
(c) insurance claims; and
(d) any interest owing to any member of the Covenant Group.
22.1.7
Current

Liabilities

means

the

aggregate

(on

a

consolidated

basis)

of

all

liabilities

(including

trade

creditors,
accruals and provisions) of each member of the Covenant Group expected to be settled within 12 months from the
date of computation but excluding

amounts in respect of:
(a) liabilities for Borrowings and Finance Charges;
(b) liabilities for Tax;
(c)
Exceptional Items and other non-operating items approved by the

Facility Agent; and
(d) insurance claims; and.
(e)
liabilities in relation to dividends declared but not paid by a member of the Covenant Group.
22.1.8
Debt Service

means, in respect of any Measurement Period, the aggregate of:
(a) Net Finance Charges for that Measurement Period;
(b)
all

scheduled

and

mandatory

repayments

of

Borrowings

falling

due

during

that

Measurement

Period

but
excluding:
(i)
any

amounts

falling

due

under

any

GBF

Documents

and

which

were

available

for

simultaneous
redrawing according to the terms of that facility; and
(ii)
for

the avoidance

of doubt,

any mandatory

prepayment

made pursuant

to Clause
8.3

(
Disposal and
Insurance Proceeds
); and
(c) the amount of the capital element of any payments in respect of that Measurement Period payable under any
Finance Lease entered into by any member of the Covenant Group, and so that no amount shall be included more than once.
22.1.9
Debt Service Cover

means the ratio of Cashflow to Debt Service in respect of any Measurement Period.
22.1.10
EBITDA
, in

relation to

any Measurement

Period and

to a

member of

the Covenant

Group, means

the operating
income of that

member of the Covenant

Group for that

period, without taking

any account of

the following items
(without double counting):

(a)
any interest

accrued as

an obligation

of, or

owed to,

any member

of the

Covenant Group,

whether or

not
paid, deferred or capitalised during that period;
(b)
any amount of

Tax on

profits, gains or income

paid or payable by

that member of the

Covenant Group and
any amount

of any

rebate or

credit in

respect of

Tax

on profits,

gains or

income received

or receivable

by
that member of the Covenant Group;
(c)
any depreciation or amortisation whatsoever, and any charge for impairment or any reversal in that period of
any previous impairment charge;
(d)
any loss or

gain (as applicable)

against book

value incurred by

that member of

the Covenant Group

on the
Disposal of any asset (other than trading stock or motor vehicles) during that period and any gain arising on
any revaluation of an asset during that period;
(e)
any

unrealised

gains

or

losses

due

to

exchange

rate

movements

which

are

reported

through

the

income
statement;
(f)
any

unrealised

gains

or

losses

on

any

financial

instrument

(other

than

any

financial

instrument

which

is
accounted for on a hedge accounting basis) which are reported through the income statement;
(g)
any Exceptional Items approved by the Facility Agent in writing before the applicable

Measurement Date;
(h) any Transaction Expenses,
and

shall

include

the

amount

of

Cash

received

by

that

member

of

the

Covenant

Group

from

an

associate

or
investment (which is

not a member

of the Covenant

Group) in which

that member of

the Covenant Group

has an
ownership interest in the ordinary course of business.
22.1.11
Exceptional Items

means any exceptional, one

off, non-recurring or extraordinary

items, including (but

not limited
to) material items of an unusual or non-recurring nature which represent gains or losses on:
(a)
the restructuring of the activities of an entity and reversals of any provisions for the cost of restructuring;
(b)
disposals, revaluations, write

downs or impairment

of non-current assets

or any reversal of

any write down
or impairment;
(c) disposals of assets associated with discontinued operations; and
(d) disposals of assets associated with discontinued operations;
(e)
to the extent not included

in (a) to (d) above,

any other non-cash add

backs or series of non

-cash add backs
or other exceptional items (in the determination of the Facility Agent).
22.1.12
Excess Inventory

means the

difference

between

the current

airtime inventory

of the

members of

the Covenant
Group and the average daily cost of airtime inventory sold for the most recent month multiplied by 3.5.
22.1.13
Finance Charges

means, for any Measurement Period, the aggregate amount of the accrued interest, commission, fees, discounts, prepayment

fees, premiums or

charges and other

finance payments in

respect of Borrowings

paid
or payable

by any

member of

the Covenant

Group (calculated

on a

consolidated

basis) in

cash or

capitalised in
respect of that Measurement Period:
(a) excluding

any upfront fees or costs;
(b) including the interest (but not the capital) element of payments in respect of Finance Leases;
(c) excluding

any payments on Operating Leases;
(d) including

any commission, fees, discounts and other finance payments

payable by (and deducting any such
amounts payable

to) any

member of

the Covenant

Group under

any interest

rate hedging

arrangement, but
excluding any unrealised gains or losses under any such hedging arrangement;

and so that no amount shall be added (or deducted) more than once.
22.1.14
Finance Lease

means any

lease or

hire purchase

contract, a

liability under

which would,

in accordance

with the
Accounting Principles in force, be treated as a balance sheet liability,

save for any Operating Lease.
22.1.15
Financial Half-Year

means the first six months after the Accounting Reference Date of the Borrower.
22.1.16
Financial Year

means the annual accounting period of the Group ending on the Accounting

Reference Date.
22.1.17
Interest Cover

means the ratio of

Consolidated EBITDA to Net

Finance Charges in

respect of any Measurement
Period.
22.1.18
Leverage

Ratio

means,

in

respect

of

any

Measurement

Period,

the

ratio

of

Total

Debt

on

the

last

day

of

that
Measurement Period to Consolidated EBITDA in respect of that Measurement

Period.
22.1.19
Measurement Date
means the last day of the Financial Year

and the last day of each other quarter.
22.1.20
Measurement Period

means each period of 12 months ending on a Measurement Date.
22.1.21
Net Finance Charges

means, for any Measurement Period, the

Finance Charges for that Measurement Period

after
deducting:
(a)
any

interest

accruing

in

respect

of

subordinated

debt

instruments,

provided

that

such

subordinated

debt
instruments are subordinated on terms acceptable to the Facility Agent;

(b)
any interest payable

in that

Measurement Period to

any member

of the

Covenant Group (other

than by

another
member of the Covenant Group) on any Cash or Cash Equivalent Investment.
22.1.22
New Shareholder Injections

means the aggregate

amount subscribed for by

any person (other

than a member of
the

Covenant

Group)

for

ordinary

shares

in

the

Borrower

or

for

subordinated

loans

or other

subordinated

debt
instruments

in

the

Borrower,

provided

that

such

subordinated

loans

or

other

subordinated

debt

instruments

are
subordinated on terms acceptable to the Facility Agent.
22.1.23
Operating Lease

means any lease contract (concluded either prior to or after 1 January,

2019), which would have
been classified as an operating lease under IAS17 prior to 1 January, 2019 and, solely as a result of the adoption of
IFRS16, with effect from 1 January,

2019 is now classified as a finance lease.
22.1.24
Relevant Proceeds

means Disposal Proceeds or

Insurance Proceeds (each as

defined in Clause
8.3

(
Disposal and
Insurance Proceeds
)).
22.1.25
Total Debt

means, at any time, the aggregate amount of all obligations of the members of the Covenant Group for or in respect of Borrowings at that time but:
(a) excluding any such obligations to any other member of the Covenant Group;
(b) excluding
any debt

provided by

the shareholders

of the

Borrower to

the Borrower

that is

subordinated on
terms acceptable to the Facility Agent;

and
(c) including
, in the case of Finance Leases only,

their capitalised value,
and so that no amount shall be included or excluded more than once.
22.1.26
Transaction

Costs

means

any

non-recurring,

once-off

transaction

costs

(including

legal,

advisory

and

other
professional fees and

costs, front-end fees

payable under the Finance

Documents and the

Acquisition Documents
incurred and

paid for by

a member of

the Covenant

Group in

connection with

the Acquisition

within a

period of
twelve months from the Closing Date.
22.1.27
Working Capital

means, on any date, Current Assets less Current Liabilities.

22.2
Financial condition
The Borrower shall ensure that:
22.2.1
Debt Service Cover:
The Obligors shall ensure that

the Debt Service Cover for any

Measurement Period shall not be

less than the ratio
set out in column 2 below opposite that Measurement Period:
Measurement Period Ratio
[Column 1] [Column 2]
Each Measurement Period ending before or on 31 December, 2022: 1.20 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2023:
1.20 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2024:
1.20 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2025:
1.20 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2026:
1.20 : 1
22.2.2
Interest Cover:
The Obligors shall ensure that the Interest

Cover for any Measurement Period shall not

be less than the ratio set

out
in column 2 below opposite that Measurement Period:
Measurement Period Ratio
[Column 1] [Column 2]
Each Measurement Period ending before or on 31 December, 2022: 2.50 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2023:
3.00 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2024:
3.50 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2025:
3.50 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2026:
3.50 : 1
22.2.3
Leverage Ratio:
The Obligors shall ensure that the Leverage Ratio for any Measurement

Period shall not be more than the ratio set
out in column 2 below opposite that Measurement Period:

Measurement Period Ratio
[Column 1] [Column 2]
Closing Date 3.75 : 1
Each Measurement Period ending before or on 31 December, 2022: 3.50 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2023:
3.25 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2024:
2.75 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2025:
2.50 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2026:
2.25 : 1
22.3
Financial testing
22.3.1
The financial covenants set out in Clause
22.2

(
Financial condition
) shall be calculated in accordance with IFRS

or
IFRS for

SMEs (as

applicable)

and tested

by reference

to each

of the

financial statements

delivered

pursuant to
Clauses
21.3.1

and
21.3

(Financial

statements)

and/or

each

Compliance

Certificate

delivered

pursuant

to
Clause
21.4

(Provision and contents of Compliance Certificate).
22.3.2
In

respect

of

any

Measurement

Period

ending

on

a

Measurement

Date

occurring

less

than

12

months

after

the
Closing Date:
(a)
Net

Finance

Charges

shall

be calculated

on

a pro

forma

basis for

the period

from the

beginning

of that
Measurement Period until the Closing Date on the basis of annualising the actual Net Finance Charges from the Closing Date until the end of that Measurement Period; and
(b) Consolidated EBITDA

shall be Consolidated

EBITDA for the

12 month period

ending on

that Measurement
Date.

22.4
Equity Cure
22.4.1
If:
(a) as at a Measurement Date, any requirement of Clauses
22.2.1
,
22.2.2

or
22.2.3

is not met;
(b)
a

Compliance

Certificate

to

be delivered

pursuant

to Clause
21.4

(
Provision

and

contents of

Compliance
Certificate
) will show, for any Measurement Period (the Cure Measurement Period ) that there would be or is likely to be a breach of Clause
22.2

(
Financial condition
),
the Borrower:
(i)
may procure

the provision

of New Shareholder

Injections in

an amount

sufficient to

prevent or

cure
the relevant breach

in accordance with

Clause
22.4.3

(such amount, the
Equity Cure

Proceeds

and,
such right, an Equity Cure Right ); and
(ii)
if such New Shareholder Injection is

provided, shall procure that the Equity

Cure Proceeds are applied
in prepayment of the Term Facilities, and shall apply no less than the Equity Cure Proceeds towards a prepayment of the Term

Facilities.
22.4.2
Any Equity

Cure Proceeds

must be

provided and

any Equity

Cure Proceeds

applied in

prepayment of

the Term
Facilities on or

prior to

the date (the
Equity Cure

Prepayment

Date
) occurring

45 days after

the date on

which
the Relevant Financial Undertaking was not met.

22.4.3
Upon receipt

in cash of

the Equity Cure

Proceeds and

the application

of the Equity

Cure Proceeds in

accordance
with

Clause
22.4.1(b)(ii)
,

the

financial

covenants

shall

be calculated

for

the

Cure

Measurement

Period

and

the
immediately succeeding three Measurement Periods such that:
(a)
for the

purposes of

Leverage Ratio,

the amount

of the

Equity Cure

Proceeds applied

in prepayment

of the
Term

Facilities shall be deemed

to reduce the

amount of Borrowings

as at the Measurement

Date falling at
the end

of the

Cure Measurement

Period (the
Cure

Measurement

Date
), and

the amount

of Borrowings
resulting from such reduction shall be used in the calculation of the Leverage

Ratio; and
(b)
for the purposes of

the Interest Cover and

the Debt Service Cover,

the amount of the

Equity Cure Proceeds
applied in prepayment

of the Term

Facilities shall be deemed

(for this purpose

only) to have been

received
on

the

first

day

of

the

Cure

Measurement

Period

and

Net

Finance

Charges

and

Debt

Service

shall

be
calculated to reflect

such deemed prepayment

(by excluding any

Finance Charges and

Debt Service

in respect
of the

amount deemed

to have

been received),

and Net

Finance Charges

and Debt

Service resulting

from
such calculation shall be used in the calculation of the Interest Cover and the Debt Service Cover,

in each case, making any further adjustment needed to ensure no double counting or accumulation of cure benefit,
and as evidenced by delivery of the Compliance Certificate for the Cure Measurement

Period.
22.4.4
If after the

financial covenants in

Clause
22.2

(
Financial condition
) are calculated,

the breach has

been prevented
or cured,

the covenants

in Clause
22.2

(
Financial condition
) shall

be deemed

to have

been satisfied

on the

Cure
Measurement Date as

though no breach

had ever occurred

and any related Default

shall be deemed

never to have
occurred.
22.4.5
An Equity Cure Right may not be exercised:
(a) in respect of two successive Measurement Periods; and
(b) on more than three occasions during the term of the Facilities.
23. GENERAL UNDERTAKINGS
The undertakings

in this

Clause
23

remain in

force from

the date

of this

Agreement for

so long

as any

amount is

outstanding
under the Finance Documents or any Commitment is in force.
23.1
Authorisations
Each Obligor shall (and shall procure that each other member of the Group will) promptly:
23.1.1
obtain, comply with and do all that is necessary to maintain in full force and effect;

and
23.1.2
supply certified copies to the Facility Agent of,
any Authorisation required under any law or regulation of a Relevant Jurisdiction to:
(a)
enable it to perform its obligations under the Finance Documents;

(b)
ensure the legality, validity,

enforceability or admissibility in evidence of any Finance

Document; and
(c)
carry on its business where failure to do so has or is reasonably likely to have a Material

Adverse Effect.
23.2
Compliance with laws
Each Obligor shall (and shall ensure that each member of the Group will) comply in all respects with all laws to which it may be

subject, and

obtain and

comply with

all permits

and licenses,

in each

case, either (a)

to the

extent the

same are
material to the conduct of its business,

or (b) if failure so to comply

has or is reasonably likely to have

a Material Adverse
Effect.

23.3
Environmental compliance
23.3.1
Each Obligor shall (and shall ensure that each member of the Group will):
(a) comply with all Environmental Laws;
(b)
obtain, maintain and ensure compliance with all requisite Environmental

Permits; and
(c)
implement procedures to monitor compliance with and to prevent liability under any Environmental Law,
where failure to do so has or is reasonably likely to have a Material Adverse Effect.
23.4
Environmental Claims
23.4.1
Each Obligor shall, promptly upon becoming aware of the same, inform the Facility Agent in writing of:
(a)
any Environmental Claim against any member of the Group which is curr ent, pending or threatened; and
(b)
any

facts

or

circumstances

which

are

reasonably

likely

to

result

in

any

Environmental

Claim

being
commenced or threatened against any member of the Group,
where the

claim, if

determined against

that member

of the

Group, has

or is

reasonably likely

to have

a Material
Adverse Effect or would result in a financial liability for the Finance

Parties.
23.5
Anti-corruption law
23.5.1
No Obligor shall (and shall

ensure that no other member of

the Group will) directly or

indirectly use the proceeds
of the

Facilities for

any purpose

which

would breach

the Prevention

and Combatting

of Corrupt

Activities Act,
2004,

the United

Kingdom

Bribery Act

2010, the

United States

Foreign

Corrupt Practices

Act of

1977 or

other
similar legislation in other jurisdictions.
23.5.2
Each Obligor shall (and shall ensure that each other member of the Group will):
(a)
conduct its businesses in compliance with applicable anti-corruption laws; and
(b)
maintain policies and procedures designed to promote and achieve compliance with such laws.
23.6
Sanctions
23.6.1
No Obligor shall (and shall ensure that no other member of the Group will):
(a) contravene any Sanctions;
(b)
be a party to or participate in a Sanctioned Transaction in

any manner.
23.6.2
Each Obligor

shall (and shall

ensure that

each other member

of the Group

will) maintain and

implement policies
and procedures designed to prevent it from being or becoming involved in a Sanctioned Transaction.

23.7
Guarantor coverage
23.7.1
The Borrower

shall ensure

that, at

all times

after the

Closing Date,

the aggregate

contribution of

the Guarantors
(calculated on an unconsolidated basis and excluding

all intra-Group items and investments in Subsidiaries of any member of the Group) represents not less than 90.00 per cent. of the gross assets, Consolidated

EBITDA and total
revenue of the Group.
23.7.2
If, at any time after the date of this Agreement:
(a)
it is demonstrated

by reference to

the financial statements

of any Subsidiary

and the consolidated

financial
statements of the Group that any member of the Group is a Material Subsidiary; or
(b) a member of the Group otherwise is or becomes a Material Subsidiary,

then, the

Borrower shall,

subject to

Clause
21

(Information Undertakings),

promptly and

in any

event within

10
Business

Days

of

the

delivery

of

those

financial

statements

procure

that

that

Material

Subsidiary

becomes

an
Additional Guarantor in the manner required by Clause
26.2

(
Additional Guarantors
).
23.8
Taxation
23.8.1
Each Obligor

shall (and

shall ensure

that each

member of

the Group

will) pay

and discharge

all Taxes

imposed
upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:
(a) such payment is being contested in good faith;
(b)
adequate reserves

are being

maintained for

those Taxes

and the costs

required to

contest them

which have
been disclosed in its latest

financial statements delivered to the

Facility Agent under Clause
21.3

(Financial
statements); and
(c) such payment can be lawfully withheld.
23.8.2
No member of the Group may change its residence for Tax

purposes.
23.9
Merger
No

Obligor

shall

(and

shall

ensure

that

no

other

member

of

the

Group

will)

enter

into

any

amalgamation,

demerger,
merger,

consolidation or

corporate reconstruction

other than

as may be

contemplated in

the Acquisition

Documents (in
the form

provided to

the Facility

Agent pursuant

to Clause
4.1

(
Initial conditions

precedent
)) or

with the

express prior
consent of the Facility Agent.
23.10
Change of business
The Borrower shall procure that no substantial change is made to the general nature of its business or the business of the
Group taken as a whole from that carried on Group at the Acquisition Date.
23.11
Acquisitions
23.11.1
Except as permitted under

Clause
23.11.2

below, no Obligor shall (and

Borrower shall ensure that

no other member
of the Group will):
(a)
acquire a company

or any shares or

securities or a business

or undertaking (or,

in each case, any

interest in
any of them); or
(b) incorporate a company.
23.11.2
Clause
23.11.1

above

does

not

apply

to

an

acquisition

of

a

company,

of

shares,

securities

or

a

business

or
undertaking (or,

in each case, any interest in

any of them) or the incorporation

of a company which is

a Permitted
Acquisition.
23.12
Joint ventures
23.12.1
No Obligor shall (and shall ensure that no other member of the Group will):
(a)
enter into, invest in or acquire

(or agree to acquire) any shares,

stocks, securities or other interest in any

Joint
Venture;

or
(b)
transfer any assets

or lend to or

guarantee or give

an indemnity for or

give Security for

the obligations of a
Joint Venture

or maintain

the solvency

of or

provide working

capital to

any Joint

Venture

(or agree

to do
any of the foregoing),
(a
Joint Venture

Investment
) other than with the prior written consent of the Lender.
23.12.2
Clause
23.12.1

does not apply to any investment in any Joint Venture

where:

(a)
the Joint Venture

carries on or will carry on a business similar to that undertaken by the Group as at the date of the investment;
(b)
no Default is continuing on the completion of the investment or would occur as a result; and
(c)
the aggregate

of all

Joint Venture

Investments of

any member

or members

of the

Group does

not exceed
R50,000,000 (or its equivalent in any other currency) at any time.
23.13
Preservation of assets
Each

Obligor

shall

(and

shall ensure

that

each other

member of

the

Group

will)

maintain

in

good

working

order

and
condition (ordinary wear and tear excepted) all of its assets necessary or desirable in the conduct of its business.
23.14
Pari passu ranking
Each Obligor shall

ensure that at all

times any unsecured

and unsubordinated claims

of a Finance Party

against it under
the Finance

Documents rank

at least

pari passu

with the

claims of

all its

other unsecured

and unsubordinated

creditors
except those creditors whose claims are mandatorily preferred by laws of general application to companies.
23.15
Negative pledge
23.15.1
In this Clause
23.15
, Quasi-Security

means an arrangement or transaction described in Clause
23.15.2(b)

below.
23.15.2
Except as permitted under paragraph
(c)

below:
(a)
No Obligor

shall (and shall

ensure that no

other member

of the Group

will) create or

permit to subsist

any
Security over any of its assets.
(b) No Obligor shall (and shall ensure that no other member of the Group will):
(i)
sell, transfer or

otherwise dispose of

any of its

assets on terms

whereby they are

or may be

leased to
or re-acquired by any other member of the Group;
(ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms;
(iii) enter into or permit to subsist any title retention arrangement;
(iv)
enter

into

any

arrangement

under

which

money

or

the

benefit

of

a

bank

or

other

account

may

be
applied, set-off or made subject to a combination of accounts; or
(v) enter into any other preferential arrangement having a similar effect, in

circumstances

where

the

arrangement

or

transaction

is

entered

into

primarily

as

a

method

of

raising
Financial Indebtedness or of financing the acquisition of an asset.
(c) Paragraphs
(a)

and
(b)

above do not apply

to any Security

or (as the case

may be) Quasi-Security,

which is
Permitted Security.
23.16
Disposals
23.16.1
Except as

permitted under

Clause
23.16.2

below,

no Obligor

shall (and

shall ensure

that no

other member

of the
Group will) enter into a single

transaction or a series of transactions (whether related

or not) and whether voluntary
or involuntary to sell, lease, transfer or otherwise dispose of any asset.
23.16.2
Clause
23.16.1

above does not apply to any sale, lease, transfer or other disposal which is a Permitted Disposal.
23.17
Arm's length basis
23.17.1
Except as permitted by

Clause
23.17.2

below, no Obligor shall (and shall ensure

that no other member

of the Group
will) enter into any transaction with any person except on arm's length terms and for full market value.

23.17.2
The following transactions shall not be a breach of this Clause
23.17:
(a) transactions between Obligors which are on arm's length basis;
(b)
intra-Group loans that constitute Permitted Loans;

(c)
shareholder loans that constitute

Permitted Loans, provided that the

repayment of any such

shareholder loans
must comply with Clause
23.20

(
Dividends and share redemption
); and
(d)
fees,

costs

and

expenses

payable

under

the

Finance

Documents

in

the

amounts

set

out

in

the

Finance
Documents delivered

to the Facility

Agent under

Clause
4.1

(Initial conditions

precedent) or agreed

by the
Facility Agent.
23.18
Loans or credit
23.18.1
Except as

permitted under

Clause
23.18.2

below,

no Obligor

shall (and

shall ensure

that no

other member

of the
Group will) be a creditor in respect of any Financial Indebtedness.
23.18.2
Clause
23.18.1

above does not apply to a Permitted Loan.
23.19
No guarantees or indemnities
23.19.1
Except as

permitted under

Clause
23.19.2

below,

no Obligor

shall (and

shall ensure

that no

other member

of the
Group will) incur or allow to remain outstanding any guarantee in respect of any obligation of any person.
23.19.2
Clause
23.20.1

does not apply to a guarantee which is a Permitted Guarantee.
23.20
Dividends and share redemption
23.20.1
Except as permitted under

Clause
23.20.2

below, the

Borrower shall not (and will

ensure that no other member of
the Group will):
(a)
declare,

make

or

pay

any

dividend,

charge,

fee

or

other

distribution

(or

interest

on

any

unpaid

dividend,
charge, fee or other distribution) (whether in cash or

in kind) on or in respect

of its share capital (or any class
of its share capital);
(b) repay or distribute any dividend or share premium reserve;
(c)
pay or

allow any member

of the Group

to pay any

management, advisory

or other fee

to or to

the order

of
any of the shareholders of the Borrower; or
(d)
redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.
23.20.2
Clause
23.20.1

above does not apply to a Permitted Distribution.
23.21
Financial Indebtedness
23.21.1
Except as permitted

under Clause
23.21.2

(
Financial Indebtedness
) below,

no Obligor shall (and

shall ensure that
no other member of the Group will) incur or allow to remain outstanding any Financial Indebtedness.
23.21.2
Clause
23.21.1

above does not apply to Financial Indebtedness which is Permitted Financial Indebtedness.
23.22
Share capital
23.22.1
No Obligor shall (and shall ensure that no other member of the Group will) issue any shares.
23.22.2
Clause
23.22.1

does not apply to:
(a)
the issue

of shares

by a

member of

the Group

to another

person as

part of

a Permitted

BEE Transaction,
provided such issue does not lead to a Change of Control;

(b) the issue of ordinary shares pursuant to the exercise of an Equity Cure Right;
(c)
the issue of

ordinary shares

by the Borrower

to Net1 where

such shares become

the subject of

Transaction
Security for the benefit of the Finance Parties;
(d)
the issue of

ordinary shares by

a member of

the Group to

another member of

the Group which

is a

shareholder
in it prior to

that issue where, if

any shares in the company

issuing those shares are the

subject of Transaction
Security,

such shares become the

subject of an equivalent

Security for the benefit

of the Finance Parties

on
the same terms;
(e)
the issue of redeemable preference shares by any member of the Group pursuant to a Refinancing.
23.23
Insurance
23.23.1
In this Clause
23.23
, a prudent owner

means a prudent

owner and operator

of any business and

of any assets of

a
type and size, similar to those owned and operated by any member of the Group in a similar location.
23.23.2
Each Obligor shall (and shall ensure that each other member of the Group will):
(a)
maintain insurances

on and

in relation to

its business and

assets against

those risks

and to the

extent that a
prudent owner would;
(b)
ensure that all insurances are placed with reputable independent insurance companies or underwriters;
(c)
ensure that it is free to cede by way of security all amounts payable to it under each of its Insurances and all
its rights in connection with those amounts in favour of the Finance Parties;
(d)
promptly pay (or

procure payment of)

all premiums and

do anything which

is necessary to keep

each of its
Insurances in full force and effect;
(e)
not

do or

allow

anything

to be

done

which

may

(and

promptly

notify

the Facility

Agent

of

any

event

or
circumstance which does or

is reasonably likely to)

entitle any insurer of any

of its Insurances to repudiate,
rescind or cancel it

or to treat it as avoided

in whole or in part or

otherwise decline any valid claim

under it
by or on behalf of any member of the Group; and
(f)
ensure that

the Facility

Agent is named

as loss payee

under all

Insurances maintained

with effect

from the
date on which notice

is given to the relevant

insurer by or on behalf

of the Facility Agent of

the occurrence
of an Event of Default and until that insurer is notified by or on behalf of the Facility Agent that such Event
of Default has

ceased to be

continuing. Each Obligor

shall (and shall

ensure that each

other member of

the
Group will)

maintain insurances

on and

in relation

to its

business and

assets against

those risks

and to

the
extent as is usual for companies carrying on the same or substantially similar business.
23.24
Access
If a Default

is continuing or

the Facility Agent reasonably

suspects a Default

is continuing or

may occur,

each Obligor
shall, and shall

ensure that each member

of the Group

will, (not more

than once in

every Financial Year unless the Facility
Agent reasonably

suspects a Default

is continuing

or may

occur) permit

the Facility

Agent and/or

accountants or

other
professional advisers and contractors of the Facility Agent free access at all reasonable times and on reasonable notice at the risk and cost of the Obligor to (a) the premises, assets, books, accounts and records of each member of the Group and
(b) meet and discuss matters with senior management of the Borrower.
23.25
Intellectual Property
23.25.1
Each Obligor shall (and shall procure that each other member of the Group will):
(a)
preserve and maintain the

subsistence and validity of

the Intellectual Property necessary

for the business of
the relevant Group member;
(b)
use reasonable endeavours to prevent any infringement

in any material respect of the Intellectual Property;

(c)
make registrations

and pay all

registration fees

and taxes necessary

to maintain

the Intellectual Property

in
full force and

effect and record its interest in that Intellectual Property;
(d)
not use

or permit

the Intellectual

Property to

be used

in a

way or

take any

step or

omit to

take any

step in
respect of that Intellectual

Property which may materially

and adversely affect the

existence or value of the
Intellectual Property or imperil the right of any member of the Group to use such property; and
(e) not discontinue the use of the Intellectual Property,
where failure to

do so, in

the case of

paragraphs
(a)

and
(b)

above, or,

in the case

of paragraphs
(d)

and
(e)

above, such
use, permission to use, omission or discontinuation, is reasonably likely to have a Material

Adverse Effect.
23.26
Financial assistance
Each Obligor shall (and

shall procure each other member

of the Group will)

comply in all respects with

sections 44 and
45 of the Companies Act, 2008 and any equivalent legislation in other jurisdictions including in relation to the execution of the Transaction Security Documents and payment

of amounts due under this Agreement.
23.27
Treasury Transactions
No Obligor

shall (and

will procure

that no

other member

of the

Group will)

enter into

any Treasury

Transaction,

other
than:
23.27.1
spot and

forward delivery

foreign exchange

contracts entered

into in

the ordinary

course of

business and

not for
investment or speculative purposes;

23.27.2
any Treasury Transaction

entered into for the hedging of

actual or projected real exposures arising

in the ordinary
course of trading

activities of a

member of the

Group for

a period

of not

more than

12 months

and not for

speculative
purposes.
23.28
Further assurance
23.28.1
Each

Obligor

shall

(and

shall

procure

that

each

other

member

of

the

Group

will)

promptly

do

all

such

acts

or
execute all such documents

(including assignments, transfers, mortgages,

charges, notices and instructions)

as the
Facility Agent may reasonably specify (and in such form as the Facility Agent may reasonably require in favour of
the Finance Parties or their respective nominee(s)):
(a)
to

perfect

the

Security

created

or

intended

to

be

created

under

or

evidenced

by

the

Transaction

Security
Documents (which may include the

execution of a mortgage bond, charge, assignment

or other Security over
all or

any of

the assets

which are,

or are

intended to

be, the subject

of the

Transaction

Security) or

for the
exercise of

any rights,

powers and

remedies of

the Finance

Parties provided

by or

pursuant to

the Finance
Documents or by law;
(b)
to

confer

on

the

Finance

Parties

Security

over

any

property

and

assets

of

that

Obligor

located

in

any
jurisdiction equivalent

or similar to the

Security intended to

be conferred by

or pursuant to the

Transaction
Security Documents; and/or
(c)
to

facilitate

the

realisation

of

the

assets

which

are,

or

are

intended

to

be,

the

subject

of

the

Transaction
Security.
23.28.2
Each Obligor shall (and shall procure that each other member of the Group will) take all such action as is available
to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection,
protection

or

maintenance

of

any

Security

conferred

or

intended

to

be

conferred

on

the

Finance

Parties

by

or
pursuant to the Finance Documents.
23.29
Acquisition Documents
23.29.1
The Borrower

shall not

amend, vary

or terminate

the Acquisition

Documents on

or before

the Acquisition

Date
without the express prior consent of the Facility Agent.

23.29.2
After the Acquisition

Date, the Borrower

shall not amend,

vary or terminate

the Acquisition Documents

in a

manner
which

could

reasonably

be

expected

to

be

materially

adverse

to

the

Finance

Parties

without

the

express

prior
consent of the Facility Agent.
23.29.3
Subject to Clause
23.29.2

above, the Borrower

shall promptly supply

to the Facility Agent,

the details and

copies
of

any

amendments

made

or

proposed

to

be

made

to

the

Acquisition

Documents

and

any

proposed

or

actual
termination of the Acquisition Documents.
24. EVENTS OF DEFAULT
Each of the

events or circumstances

set out in this

Clause
24

is an Event

of Default (save

for Clause
24.17

(Acceleration) and
Clause
24.18

(Clean-Up Period)).
24.1
Non-payment
An

Obligor

or

any

other

Security

Provider

does

not

pay

on

the

due

date

any

amount

payable

pursuant

to

a

Finance
Document at the place at and in the currency in which it is expressed to be payable unless its failure to pay is caused by:
24.1.1
administrative or technical error; or
24.1.2
a Disruption Event,

and payment is made within three Business Days of its due date.
24.2
Financial covenants and other obligations
24.2.1
Any requirement

of Clause
22

(Financial covenants)

is not

satisfied and

is not

cured in

accordance

with Clause
22.4

(
Equity Cure
), or an Obligor does not comply with the provisions of Clause
21

(Information Undertakings) or
Clause
23

(General Undertakings)
24.2.2
An

Obligor

or

any

other

Security

Provider

does

not

comply

with

any

provision

of

any

Transaction

Security
Document.
24.3
Other obligations
24.3.1
An Obligor

or any other

Security Provider

does not comply

with any provision

of the Finance

Documents (other
than those referred to in Clause
24.1

(Non-payment) and Clause
24.2

(Financial covenants and other obligations)).
24.3.2
No Event

of Default

under

Clause
24.3.1

above

will occur

if the

failure

to comply

is capable

of remedy

and

is
remedied within seven

Business Days of the

earlier of (i) the

Facility Agent giving

notice to the Obligors

and (ii)
the Obligors or the relevant Security Provider becoming aware of the failure to comply.
24.4
Misrepresentation
Any representation or statement made or deemed to be made by an Obligor or any other Security Provider in the Finance
Documents or

any other

document delivered

by or

on behalf

of any

Obligor or

any other Security

Provider under

or in
connection with

any Finance Document

is or proves

to have been

incorrect or

misleading in

any material

respect when
made or deemed to be made.
24.5
Cross default
24.5.1
Any Financial

Indebtedness of

any member

of the

Group, any

Obligor,

any other

Security Provider

or any

other
member of the Group is not paid when due nor within any originally applicable grace period.
24.5.2
Any Financial

Indebtedness of any

member of the

Group, any Obligor

or any Security

Provider is declared

to be
or otherwise

becomes due

and payable

prior to

its specified

maturity as

a result

of an

event of

default (however
described).

24.5.3
Any commitment for

any Financial Indebtedness

of any member

of the Group,

any Obligor

or any Security

Provider
is cancelled or suspended by a creditor of any member of the Group, Obligor or

Security Provider as a result of an
event of default (however described).
24.5.4
Any creditor of any member of the Group, any Obligor

or any other Security Provider becomes entitled to declare
any

Financial

Indebtedness

of

any

member

of

the

Group,

any

Obligor

or

any

other

Security

Provider

due

and
payable prior to its specified maturity as a result of an event of default (however described).
24.5.5
No

Event

of

Default

will

occur

under

this

Clause
24.5

if

the

aggregate

amount

of

Financial

Indebtedness

or
commitment for

Financial Indebtedness

falling within

Clauses
24.5.1

to
24.5.4

above is

less than

ZAR5,000,000
(or its equivalent in any other currency or currencies).
24.6
Insolvency
24.6.1
A member of the Group, any Obligor or any other Security Provider:
(a) is unable or admits inability to pay its debts as they fall due;
(b) is deemed to, or is declared to, be unable to pay its debts under applicable law;
(c) suspends or threatens to suspend making payments on any of its debts; or
(d)
by

reason

of

actual

or

anticipated

financial

difficulties,

commences

negotiations

with

one

or

more

of

its
creditors

(excluding

any

Finance

Party

in

its

capacity

as

such)

with

a

view

to

rescheduling

any

of

its
indebtedness.
24.6.2
The

Obligors

or

any

other

Security

Provider

is

or

is

deemed

by

any

authority

or

legislation

to

be

Financially
Distressed (as defined in the Companies Act, 2008).
24.6.3
The value

of the

assets of

any member

of the

Group, any

Obligor or

any other

Security Provider

is less

than its
liabilities (taking into account contingent and prospective liabilities).
24.6.4
A moratorium

is declared

in respect

of any

indebtedness of

any member

of the

Group, any

Obligor or

any other
Security Provider.

If a

moratorium occurs,

the ending

of the

moratorium will

not remedy

any Event

of Default
caused by that moratorium.
24.7
Insolvency and business rescue proceedings
24.7.1
Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(a)
the

suspension

of

payments,

a

moratorium

of

any

indebtedness,

liquidation,

winding-up,

dissolution,
administration, judicial managements,

business rescue or reorganisation

(by way of voluntary arrangement,
scheme

of

arrangement

or

otherwise)

of

any

member

of

the

Group,

any

Obligor

or

any

other

Security
Provider;
(b)
a composition, compromise, assignment or arrangement with any creditor of any member of the Group, any
Obligor or any other Security Provider;
(c)
the

appointment

of

a

liquidator,

receiver,

administrative

receiver,

administrator,

compulsory

manager,
judicial manager, business rescue practitioner or other similar officer in respect of any member

of the Group,
any Obligor any Security Provider or any of their assets; or
(d) enforcement of any Security over any assets of any member of the Group, any Obligor or any other Security
Provider,
or any analogous procedure or step is taken in any jurisdiction.
24.7.2
A meeting is proposed or

convened by the directors of

any member of the Group,

any Obligor or any

other Security
Provider, a resolution

is proposed or passed, application

is made or an order is applied

for or granted, to authorise
the entry into or implementation of any business rescue proceedings (or any similar proceedings) in respect of any

member of

the Group, any

Obligor or any

other Security

Provider or any

analogous procedure

or step is

taken in
any jurisdiction.
24.7.3
Clauses
24.7.1

and
24.7.2

shall

not

apply

to

any

winding-up

petition

which

is

frivolous

or

vexatious

and

is
discharged, stayed or dismissed within 14 days of commencement.
24.8
Creditors' process
Any expropriation,

attachment, sequestration,

implementation of

any business

rescue plan,

distress or

execution or

any
analogous process in

any jurisdiction affects

any asset or

assets of a member

of the Group,

any Obligor or

any Security
Provider and is not discharged within 14 days.
24.9
Unlawfulness and invalidity
24.9.1
It is or becomes unlawful for an Obligor or any other Security Provider to perform any of its obligations under the
Finance Documents or any Transaction Security created or

expressed to be created or

evidenced by the Transaction
Security Documents

ceases to be

effective or

any subordination created

under the Subordination

Agreement is or
becomes unlawful.
24.9.2
Any obligation or obligations of any Obligor or any other Security Provider under any Finance Documents are not or cease

to be

legal, valid,

binding or

enforceable and

the cessation

individually

or cumulatively

materially and
adversely affects the interests of the Lenders under the Finance

Documents.
24.9.3
Any

Finance

Document

ceases

to

be

in

full

force

and

effect

or

any

Transaction

Security

or

any

subordination
created under the Subordination Agreement ceases to be legal, valid, binding, enforceable or effective or is alleged by a party to it (other than a Finance Party) to be ineffective.
24.10
Cessation of business
Any member

of the

Group, any

Obligor or

any other

Security Provider

suspends or

ceases to

carry on

(or threatens

to
suspend or cease to carry on) all or a material part of its business.
24.11
Audit qualification
The Auditors qualify the audited annual consolidated financial statements of the Group.
24.12
Expropriation
The authority

or ability

of any

member of

the Group,

any Obligor

or any

Security

Provider to

conduct its

business is
limited or wholly or substantially

curtailed by any seizure, expropriation, nationalisation,

intervention, restriction or other
action by or on behalf of any governmental, regulatory or other authority or other person in relation to any member of the
Group, any Obligor or any Security Provider or any of their assets.
24.13
Repudiation and rescission of agreements
An Obligor

or any

other Security

Provider (or

any other

relevant party)

rescinds or

purports to rescind

or repudiates

or
purports

to

repudiate

a

Finance

Document

or

any

of

the

Transaction

Security

or

evidences

an

intention

to

rescind

or
repudiate a Finance Document or any Transaction

Security.
24.14
Litigation
Any litigation, arbitration or administrative proceedings or investigations of, or before, any court, arbitral body or agency
are started or threatened,

or any judgment or

order of a court, arbitral

body or agency is made,

in relation to the Finance
Documents or the transactions contemplated in the Finance Documents or against any member of the Group, any Obligor
or any

Security Provider

or their

assets which

have, or

has, or

are, or

is, reasonably

likely to

have a

Material Adverse
Effect.

24.15
Material adverse change
Any event

or circumstance

occurs which

the Lenders

reasonably believe

has or

is reasonably

likely to

have a

Material
Adverse Effect.
24.16
Conditions Subsequent
The relevant Obligor fails to provide a power of

attorney in favour of attorneys Webber Wentzel to pass and register each of those general notarial bonds at

the applicable Deeds Registry referred

to in
Schedule 9

(
Transaction Security
) and the
registration of such notarial bond within 20 Business Days of the Closing Date.
24.17
Acceleration
On and

at any

time after

the occurrence

of an

Event of

Default the

Facility Agent

may,

and shall

if so

directed by

the
Lenders:
24.17.1
by notice to the Borrower:
(a)
cancel the Total Commitments

at which time they shall immediately be cancelled;
(b)
declare

that

all

or

part

of

the

Loans,

together

with

accrued

interest,

and

all

other

amounts

accrued

or
outstanding under the Finance Documents be immediately due

and payable, at which time they shall

become
immediately due and payable;
(c)
declare that

all or

part of

the Loans

be payable

on demand,

at which

time they

shall immediately

become
payable on demand by the Facility Agent on the instructions of the Lenders; and/or
24.17.2
exercise or

direct the Facility

Agent to exercise

any or all

of its rights,

remedies, powers

or discretions

under the
Finance Documents.
24.18
Clean-Up Period
24.18.1
Notwithstanding any other provision of any Finance Document:
(a)
any breach by a member of the Target

Group of a representation under Clause
20

(Representations);
(b)
any breach by a member of the Target

Group of an undertaking given by the

Target

Group under Clause
23
(General Undertakings); or
(c)
any Event of Default by a member of the Target

Group,
will be deemed not to

be a breach of representation

or warranty, a breach of that undertaking or

an Event of Default
(as the case may be) if:
(i)
it would

have

been

(if

it were

not

for

this provision)

a

breach

of

representation

or

warranty,

a

breach

of
undertaking or an

Event of Default

only by reason

of circumstances relating

exclusively to that

member of
the Target

Group (or any obligation to procure or ensure in relation to a member of the Target

Group);
(ii) it does not relate to an Excluded Representation or an Excluded Event of Default;
(iii)
it is capable

of remedy and reasonable steps are being taken to remedy it;
(iv) it occurs and is remedied within 4 months of the Acquisition Date (the Clean-up Date );
(v)
the circumstances giving rise to it have not been procured by or approved by any Original Obligor;
(vi)
it does not prevent the granting of security over the Target

Assets; and
(vii) it is not reasonably likely to have a Material Adverse Effect.

24.18.2
If the relevant circumstances are continuing on or after the Clean-up Date, there shall be a breach of representation or warranty,

breach of

covenant or

Event of

Default, as

the case may

be notwithstanding

the above

(and without
prejudice to the rights and remedies of the Finance Parties).
24.18.3
In this Clause
24.18:
Excluded

Event

of

Default

means

an

Event

of

Default

under

Clause
24.1

(Non-payment),

Clause
24.4
(Misrepresentation) (but only in so far as it relates to an Excluded Representation);

and
Excluded

Representation

means

a

representation

made

under

Clause
20.1

(
Status
),

Clause
20.4

(
Power

and
authority
), Clause
20.2

(
Binding obligations
), Clause
20.3

(
Non-conflict with

other obligations
), Clause
20.5
(
Validity

and admissibility in evidence
) and Clause
20.19

(
Security and Financial Indebtedness
).

SECTION 9
CHANGES TO THE PARTIES
25. CHANGES TO THE LENDERS
25.1
Cession and delegation by the Lenders
25.1.1
Subject to this Clause
25
, a Lender (the Existing Lender
) may cede and/or

delegate (a
Transfer
) any or all of

its
rights and/or

obligations under

this Agreement

and/or under

any Finance

Document to

another bank

or financial
institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the New Lender
).

25.1.2
Each

Obligor

consents

to

any

splitting

of

claims

which

may

arise

as

a

result

of

a

Transfer

permitted

by

this
Agreement.
25.2
Obligor consent
25.2.1
The consent of the Obligors is not required for a Transfer

by an Existing Lender if:
(a) the New Lender is another Lender or an Affiliate of a Lender;
(b) the New Lender is a person identified in
Schedule 10

(Acceptable Lenders); or
(c) an Event of Default is continuing.
Except

as

detailed

above,

the

express

consent

of

the

Obligors

is

required

for

a

Transfer

to

a

prospective

New
Lender.
25.2.2
Where the

consent of

the Obligors

to a

Transfer is

required under

Clause
25.2.1 above
, that consent

must not

be
unreasonably withheld or delayed.

The Obligors will be deemed to have given

its consent 10 Business Days after
the Existing Lender has requested it, unless consent is expressly refused by the Obligors within that time.
25.3
Other conditions of transfer
25.3.1
A Transfer

will only

be effective

if there

is compliance

with the

procedure set

out in

Clause
25.5

(
Procedure for
transfer
).

25.3.2
If:
(a)
a Lender Transfers any of its rights or obligations under

the Finance Documents; and
(b)
as a result of circumstances

existing at the date the Transfer

or change occurs, an Obligor would

be obliged
to make a payment to the New Lender under Clause
15

(Increased Costs),
then the New Lender only entitled

to receive payment under that Clause to

the same extent as the Existing Lender
would have been if the Transfer or change had not occurred.

25.3.3
Each New

Lender,

by executing

the relevant

Transfer

Certificate, confirms,

for the

avoidance of

doubt, that

the
Facility Agent

has authority

to execute

on its

behalf any

amendment or

waiver that

has been

approved by

or on
behalf of the

requisite Lender or

Lenders in accordance

with this Agreement

on or prior

to the date

on which

the
Transfer

becomes effective

in accordance

with this

Agreement and

that it

is bound

by that

decision to

the same
extent as the Existing Lender would have been had it remained a Lender.
25.4
Limitation of responsibility of Existing Lenders
25.4.1
Unless expressly agreed

to the contrary,

an Existing Lender

makes no representation

or warranty and

assumes no
responsibility to a New Lender for:
(a)
the legality,

validity,

effectiveness, adequacy

or enforceability

of the

Finance Documents,

the Transaction
Security or any other documents;

(b) the financial condition of any Obligor or any Security Provider;
(c)
the

performance

and

observance

by

any

Obligor,

any

other

member

of

the

Group,

or

any

other

Security
Provider of its obligations under the Finance Documents or any other documents;

or
(d)
the accuracy of

any statements

(whether written or

oral) made

in or in

connection with any

Finance Document
or any other document,
and any representations or warranties implied by law are excluded.
25.4.2
Each New Lender confirms to the Existing Lender and the other Finance Parties that it:
(a)
has made

(and

shall continue

to make)

its own

independent investigation

and

assessment of

the financial
condition

and

affairs

of

each

Obligor

and

its

related

entities

in

connection

with

its

participation

in

this
Agreement and

has not

relied exclusively

on any

information provided

to it

by the Existing

Lender or

any
other Finance Party in connection with any Finance Document or the Transaction

Security; and
(b)
will continue to

make its own

independent appraisal of

the creditworthiness of

each Obligor and

its related
entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in
force.
25.4.3
Nothing in any Finance Document obliges an Existing Lender to:
(a)
accept a re-transfer from a

New Lender of any

of the rights and

obligations Transferred under this Clause
25
;
or
(b)
support any

losses directly

or indirectly

incurred by

the New Lender

by reason

of the non-performance

by
an Obligor of its obligations under the Finance Documents or otherwise.
25.5
Procedure for transfer
25.5.1
Subject to the conditions set out

in Clause
25.2

(
Obligor consent
) and Clause
25.3

(Other conditions of transfer) a
Transfer

is effected

in accordance

with Clause
25.5.3

below when

the Facility

Agent executes

an otherwise

duly
completed

Transfer

Certificate delivered

to it

by the

Existing Lender

and

the New

Lender.

The Facility

Agent
shall,

subject

to

Clause
25.5.2

below,

as

soon

as

reasonably

practicable

after

receipt

by

it

of

a

duly

completed
Transfer Certificate appearing on

its face to comply with the terms of this Agreement and

delivered in accordance
with the terms of this Agreement, execute that Transfer

Certificate.
25.5.2
The Facility Agent shall only be

obliged to execute a Transfer Certificate delivered to it

by the Existing Lender and
the New Lender once it

is satisfied it has

complied with all necessary

"know your customer" or other

similar checks
under all applicable laws and regulations in relation to the transfer to such

New Lender.
25.5.3
On the Transfer Date:
(a)
the Transfer

shall take effect

under the Finance

Documents so that

the

rights and/or

obligations which

are
the

subject

of

the

Transfer

shall

be

ceded

and

delegated

by

the

Existing

Lender

to

the

new

Lender

(the
Transferred

Rights and Obligations
);
(b)
each Obligor

shall perform

their obligations

and exercise

their rights

in relation

to the

Transferred

Rights
and Obligations in favour of or against the New Lender,

as the case may be;

(c)
the Facility

Agent, the

Arranger,

the New

Lender and

the other

Lenders shall

acquire the

same rights

and
assume the

same obligations

between themselves

and in respect

of the

Transaction

Security as

they would
have

acquired

and

assumed

had

the

New

Lender

been

an

Original

Term

Lender

with

the

rights,

and/or
obligations comprising the Transferred Rights and

Obligations; and
(d)
the Facility Agent,

the Arranger

and the Existing

Lender shall be

released from

further obligations

to each
other,

and

the

Existing

Lender

shall

be

released

from

further

obligations

to

each

other

Lender

under

the
Finance Documents to the extent of the Transferred

Rights and Obligations; and

(e) the New Lender shall become a Party as a "Lender".
25.6
Copy of Transfer

Certificate to Borrower
The

Facility

Agent

shall,

as

soon

as

reasonably

practicable

after

it

has

executed

a

Transfer

Certificate,

send

to

the
Borrower a copy of that Transfer Certificate.
26. CHANGES TO THE OBLIGORS
26.1
Cessions and delegations by Obligors
No Obligor nor

any other Security

Provider may cede

any of its

rights or delegate

any of its

rights or obligations

under
the Finance Documents.
26.2
Additional Guarantors
26.2.1
Subject

to

compliance

with

the

provisions

of

Clauses
21.11.3

and
21.11.4
"Know

your

customer"

checks
),

the
Borrower may request that any of its Subsidiaries become a Guarantor.
26.2.2
A member of the Group shall become an Additional Guarantor if:
(a)
the

Borrower

and

the

proposed

Additional

Guarantor

deliver

to

the

Facility

Agent

a

duly

completed

and
executed Accession Letter; and
(b)
the

Facility

Agent

has

received

all

of

the

documents

and

other

evidence

listed

in

Part

II

of
Schedule

2
(
Conditions Precedent
) in relation

to that

Additional Guarantor,

each in form

and substance

satisfactory to
the Facility Agent.
26.2.3
The Facility Agent shall notify the Borrower and the Lenders promptly upon being satisfied that it has received (in form

and

substance

satisfactory

to

it)

all

the

documents

and

other

evidence

listed

in

Part

II

of
Schedule

2
(
Conditions Precedent
).
26.2.4
Other than

to the

extent that

the Lenders

notify the

Facility Agent

in writing

to the

contrary before

the Facility
Agent gives the

notification described in

Clause
26.2.3

above, the

Lenders authorise (but

do not

require) the Facility
Agent to give that notification.

The Facility Agent shall not be liable for any damages,

costs or losses whatsoever
as a result of giving any such notification.
26.3
Repetition of Representations
Delivery of an

Accession Letter constitutes

confirmation by the

relevant Subsidiary that

the representations and

warranties
referred

to

in

Clause
20.28

(
Times

when

representations

made
)

are

true

and

correct

in

relation

to

it

as

at

the

date

of
delivery as if made by reference to the facts and circumstances then existing.

SECTION 10
THE FINANCE PARTIES
27.
ROLE OF THE FACILITY

AGENT, THE ARRANGER

AND OTHERS
27.1
Appointment of the Facility Agent
27.1.1
Each of the Arranger

and the Lenders appoints

the Facility Agent

to act as its agent

under and in connection

with
the

Finance

Documents

(other

than,

in

respect

of

the

GBF

Lender

only,

in

connection

with

the

day-to-day
administration of the GBF Documents).
27.1.2
Each

of

the

Arranger

and

the

Lenders

authorises

the

Facility

Agent

to

perform

the

duties,

obligations

and
responsibilities and to

exercise the rights,

powers, authorities and

discretions specifically given

to the

Facility Agent
under or in

connection with the

Finance Documents

together with any

other incidental rights,

powers, authorities
and discretions.
27.2
Instructions
27.2.1
The Facility Agent shall:
(a)
unless a

contrary indication

appears in

a Finance

Document, exercise

or refrain

from exercising

any right,
power,

authority or

discretion vested

in it as

Facility Agent

in accordance

with any

instructions given

to it
by the Lenders;
(b)
not be

liable for

any act

(or omission)

if it

acts (or

refrains from

acting) in

accordance with

paragraph
(a)
above.
27.2.2
The Facility Agent shall be entitled to request instructions, or clarification of any instruction, from the Lenders (or,
if the relevant Finance Document stipulates the matter is

a decision for any other Lender or group of Lenders, from
that Lender or

group of Lenders) as

to whether,

and in what manner,

it should exercise or

refrain from exercising
any right, power, authority or discretion and the Facility Agent may refrain from acting unless and until it receives any such instructions or clarification that it has requested.
27.2.3
Save in the case of decisions stipulated to be a

matter for any other Lender or group of

Lenders under the relevant
Finance Document and

unless a contrary indication

appears in a Finance

Document, any instructions

given to the
Facility Agent

by the

Lenders shall

override

any conflicting

instructions

given by

any other

Parties and

will be
binding on all Finance Parties.
27.2.4
The Facility Agent may refrain from acting in accordance with any instructions of any Lender or group of Lenders until it has received any indemnification and/or security that it may in its discretion require (which may be greater
in extent than that contained

in the Finance Documents and

which may include payment

in advance) for any cost,
loss or liability which it may incur in complying with those instructions.
27.2.5
In the absence

of instructions, the

Facility Agent may

act (or refrain

from acting)

as it considers

to be in

the best
interest of the Lenders.
27.2.6
The Facility Agent is not

authorised to act on

behalf of a Lender

(without first obtaining that

Lender's consent) in
any legal or

arbitration proceedings relating

to any Finance Document.

This Clause
27.2.6

shall not apply

to any
legal or arbitration proceeding relating to the perfection, preservation or protection of rights under the Transaction
Security Documents or enforcement of the Transaction

Security or Transaction Security Documents.
27.3
Duties of the Facility Agent
27.3.1
The Facility Agent's duties under the Finance Documents are solely mechanical and administrative in nature.
27.3.2
Subject to Clause
27.3.3

below, the

Facility Agent shall promptly

forward to a Party

the original or a copy

of any
document which is delivered to the Facility Agent for that Party by any other Party.
27.3.3
Without

prejudice

to Clause
25.6

(
Copy of

Transfer

Certificate to
), Clause
27.3.2

above shall

not apply

to any
Transfer Certificate.

27.3.4
Except where a

Finance Document specifically

provides otherwise, the

Facility Agent is

not obliged

to review or
check the adequacy,

accuracy or completeness of any document it forwards to another Party.
27.3.5
If the Facility Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other

Finance Parties.
27.3.6
If the Facility

Agent is aware

of the non-payment

of any principal,

interest, commitment fee

or other fee

payable
to a

Finance Party

(other than

the Facility

Agent or

the Arranger)

under this

Agreement, it

shall promptly

notify
the other Finance Parties.
27.3.7
The Facility Agent shall have only those duties, obligations and responsibilities expressly specified in the Finance
Documents to which it is expressed to be a party (and no others shall be implied).
27.4
Role of the Arranger
Except as specifically provided in the Finance Documents, the Arranger has no obligations of any kind to any other Party
under or in connection with any Finance Document.
27.5
No fiduciary duties
27.5.1
Nothing in

any Finance

Document constitutes

the Facility

Agent or

the Arranger

as a

trustee or

fiduciary of

any
other person.
27.5.2
None

of

the

Facility

Agent

or

the

Arranger

shall

be

bound

to

account

to

any

Lender

for

any

sum

or

the

profit
element of any sum received by it for its own account.
27.6
Business with the Group and Security Providers
The Facility Agent

and the Arranger

may accept deposits

from, lend money

to and

generally engage in

any kind of

banking
or other business with any member of the Group, any Obligor and any

Security Provider.
27.7
Rights and discretions
27.7.1
The Facility Agent may:
(a)
rely

on any

representation,

communication,

notice

or

document

believed

by

it to

be genuine,

correct

and
appropriately authorised;
(b) assume that:
(i)
any instructions received by it from the Lenders, any Lenders or any group of Lenders are duly given
in accordance with the terms of the Finance Documents; and
(ii)
unless it has received notice of revocation, that those instructions have not been revoked;

and
(c) rely on a certificate from any person:
(i)
as

to

any

matter

of

fact

or

circumstance

which

might

reasonably

be

expected

to

be

within

the
knowledge of that person; or
(ii)
to the effect that such person approves of any particular dealing,

transaction, step, action or thing,
as sufficient evidence

that that is the case and,

in the case of paragraph
(i)

above, may assume the truth

and
accuracy of that certificate.
27.7.2
The Facility Agent

may assume (unless

it has received

notice to the

contrary in its

capacity as agent

for the Lenders)
that:
(a)
no

Default

has

occurred

(unless

it

has

actual

knowledge

of

a

Default

arising

under

Clause
24.1

(Non-
payment));

(b) any right, power, authority or discretion vested in any Party or any group of Lenders has not been exercised;
and
27.7.3
The

Facility

Agent

may

engage

and

pay

for

the

advice

or

services

of

any

lawyers,

accountants,

tax

advisers,
surveyors or other professional advisers or experts.
27.7.4
Without prejudice

to the generality of

Clause
27.7.3

above or Clause
27.7.5

below,

the Facility Agent may

at any
time engage

and pay

for the

services of

any lawyers

to act

as independent

counsel to

the Facility

Agent (and

so
separate from any

lawyers instructed by

the Lenders) if

the Facility Agent in

its reasonable opinion

deems this to
be desirable.
27.7.5
The Facility Agent may rely on the advice or services of any lawyers, accountants, tax advisers, surveyors or other professional

advisers or

experts (whether

obtained by

the Facility

Agent or

by any

other Party)

and shall

not be
liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever arising as
a result of its so relying.
27.7.6
The Facility

Agent may

act in relation

to the

Finance Documents

through its

officers, employees

and agents

and
the Facility Agent shall not:
(a) be liable for any error of judgment made by any such person; or
(b)
be bound to supervise, or

be in any way

responsible for, any loss incurred by reason of

misconduct, omission
or default on the part of any such person,
unless such error or such loss was directly caused by the Facility Agent's gross negligence or wilful misconduct.
27.7.7
Unless a Finance

Document expressly provides

otherwise the Facility

Agent may disclose

to any other

Party any
information it reasonably believes it has received as agent under this Agreement.
27.7.8
Notwithstanding any

other provision of

any Finance Document

to the contrary,

neither the Facility

Agent nor the
Arranger is obliged to do or omit to do anything if it would, or might in its reasonable opinion, constitute a breach
of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.
27.7.9
Notwithstanding any provision

of any

Finance Document to

the contrary, the Facility

Agent is

not obliged to

expend
or

risk

its

own

funds

or

otherwise

incur

any

financial

liability

in

the

performance

of

its

duties,

obligations

or
responsibilities

or

the

exercise

of

any

right,

power,

authority

or

discretion

if

it

has

grounds

for

believing

the
repayment

of

such

funds

or

adequate

indemnity

against,

or

security

for,

such

risk

or

liability

is

not

reasonably
assured to it.
27.8
Responsibility for documentation
27.8.1
None of the Facility Agent or the Arranger is responsible or liable for:
(a)
the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the

Facility
Agent, the Arranger, an Obligor

or any other Security Provider or any other person

in or in connection with
any Finance Document or the transactions

contemplated in the Finance Documents

or any other agreement,
arrangement or document entered into, made or executed in anticipation of, under or in connection with any
Finance Document; or
(b)
the legality, validity,

effectiveness, adequacy or enforceability of any

Finance Document or the Transaction
Security or any other agreement, arrangement or

document entered into, made or executed in

anticipation of,
under or in connection with any Finance Document or the Transaction

Security; or
(c)
any determination

as to

whether any

information provided

or to

be provided

to any

Finance Party

is non-
public information the use

of which may be regulated

or prohibited by applicable

law or regulation relating
to insider dealing or otherwise.
27.9
No duty to monitor
27.9.1
The Facility Agent shall not be bound to enquire:

(a) whether or not any Default has occurred;
(b) as to the performance, default or any breach by any Party of its obligations under any Finance Document; or
(c) whether any other event specified in any Finance Document has occurred.
27.10
Exclusion of liability
27.10.1
Without

limiting Clause
27.10.2

below (and

without prejudice

to any

other provision

of any

Finance Document
excluding or limiting the liability of the Facility Agent,

the Facility Agent, will not be liable for:
(a)
any damages, costs or losses to any person, any

diminution in value, or any liability whatsoever arising as a result of taking

or not

taking any

action under or

in connection

with any Finance

Document or

the Transaction
Security, unless directly

caused by its gross negligence or wilful misconduct;
(b)
exercising, or not

exercising, any right,

power, authority

or discretion given

to it by,

or in connection

with,
any Finance Document, the Transaction

Security or any other agreement, arrangement

or document entered
into,

made

or

executed

in

anticipation

of,

under

or

in

connection

with,

any

Finance

Document

or

the
Transaction Security; or
(c)
without

prejudice

to

the

generality

of

paragraphs
(a)

and
(b)

above,

any

damages,

costs

or

losses

to

any
person, any diminution in value or any liability whatsoever arising as a result of:
(i) any act, event or circumstance not reasonably within its control; or
(ii) the general risks of investment in, or the holding of assets in, any jurisdiction, including (in each case and without limitation) such damages, costs, losses, diminution in value or liability arising
as a

result of:

nationalisation, expropriation

or other

governmental actions;

any regulation,

currency restriction,
devaluation or

fluctuation; market

conditions affecting

the execution

or settlement of

transactions or the

value of
assets

(including

any

Disruption

Event);

breakdown,

failure

or

malfunction

of

any

third

party

transport,
telecommunications, computer services or systems; natural disasters or acts of God; war, terrorism, insurrection or revolution; or strikes or industrial action.
27.10.2
No Party

(other than

the Facility

Agent) may

take any

proceedings against

any officer,

employee or

agent of

the
Facility Agent, in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind

by that officer,

employee or agent

in relation to

any Finance Document

and any officer,

employee or
agent of the Facility Agent may rely on this Clause, subject to Clause
1.3

(Third party rights).
27.10.3
The Facility Agent

will not be

liable for

any delay

(or any related

consequences) in

crediting an account

with an
amount required under the

Finance Documents to be

paid by the Facility Agent

if the Facility Agent

has taken all
necessary steps

as soon

as reasonably

practicable to

comply with

the regulations

or operating

procedures of

any
recognised clearing or settlement system used by the Facility Agent for that purpose.
27.10.4
Nothing in this Agreement shall oblige the Facility Agent or the Arranger to carry out:
(a) any "know your customer" or other checks in relation to any person; or
(b)
any check on the extent to which any

transaction contemplated by this Agreement might be unlawful for any
Lender or for any Affiliate of any Lender,
on behalf of

any Lender and

each Lender confirms

to the

Facility Agent and

the Arranger that

it is solely

responsible
for any such

checks it is required

to carry out and

that it may not

rely on any statement

in relation to such

checks
made by the Facility Agent or the Arranger.
27.10.5
Without

prejudice to

any provision

of any

Finance Document

excluding or

limiting the

Facility Agent's liability,
any liability

of the

Facility Agent

arising under

or in

connection with

any Finance

Document or

the Transaction
Security shall

be limited

to the

amount of

actual loss

which has

been finally

judicially determined

to have

been
suffered (as determined

by reference to

the date of

default of the

Facility Agent or,

if later,

the date on

which the
loss arises

as a

result of

such default) but

without reference

to any

special conditions

or circumstances

known to

the Facility Agent at any time which increase the amount of that loss.

In no event shall the Facility Agent be liable
for

any loss

of profits,

goodwill, reputation,

business opportunity

or anticipated

saving, or

for special,

punitive,
indirect or

consequential damages,

whether or

not the

Facility Agent

has been

advised of

the possibility

of such
loss or damages.
27.11
Lenders' indemnity to the Facility Agent
27.11.1
Each Lender shall (in proportion to its share

of the Total Commitments or, if the Total Commitments are then zero, to its share of

the Total

Commitments immediately

prior to their

reduction to zero)

indemnify the Facility

Agent,
within three Business Days of demand, against any cost,

loss or liability incurred by the Facility Agent (otherwise
than by reason of the Facility Agent's gross negligence or wilful misconduct)

in acting as Facility Agent under the
Finance Documents (unless

the Facility

Agent has been

reimbursed by an

Obligor pursuant

to a

Finance Document).
27.11.2
Subject

to

Clause
27.11.3

below,

the

Borrower

shall

immediately

on

demand

reimburse

any

Lender

for

any
payment that Lender makes to the Facility Agent pursuant to Clause
27.11.1

above.
27.11.3
Clause
27.11.2

above shall not

apply to the

extent that the

indemnity payment in respect

of which the

Lender claims
reimbursement relates to a liability of the Facility Agent to an Obligor.
27.12
Resignation of the Facility Agent
27.12.1
The Facility Agent

may resign and

appoint one of

its Affiliates acting

through an office in

South Africa as

successor
by giving notice to the Lenders and the Borrower.
27.12.2
Alternatively the

Facility Agent

may resign

by giving

30 days' notice

to the

Lenders and

the Borrower,

in which
case the Lenders (after consultation with the Borrower) may appoint a successor

Facility Agent.
27.12.3
If the

Lenders have

not appointed

a successor

Facility Agent

in accordance

with Clause
27.12.2

above within

20
days after

notice of resignation

was given, the

retiring Facility Agent

(after consultation

with the Borrower)

may
appoint a successor Facility Agent (acting through an office in South

Africa).
27.12.4
The retiring

Facility Agent

shall, at its

own cost,

make available to

the successor

Facility Agent such

documents
and records

and provide

such assistance as

the successor

Facility Agent

may reasonably

request for the

purposes
of performing its functions as Facility Agent under the Finance Documents.

27.12.5
The Facility Agent's resignation notice shall only take effect upon the appointment of a successor.
27.12.6
Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under Clause
27.12.4

above) but shall remain entitled
to the

benefit

of Clause
16.3

(Indemnity

to the

Facility Agent)

and

this Clause
27

(and

any

agency

fees for

the
account of the retiring Facility

Agent shall cease to

accrue from (and shall be

payable on) that date).

Any successor
and each

of the

other Parties

shall have

the same

rights and

obligations amongst

themselves as

they would

have
had if such successor had been an original Party.
27.12.7
The Facility

Agent shall

resign in

accordance with

Clause
27.12.2

above (and,

to the

extent applicable,

shall use
reasonable endeavours

to appoint

a successor

Facility Agent

pursuant to

Clause
27.12.3

above) if

on or

after the
date which

is three

months before

the earliest

FATCA

Application

Date relating

to any

payment

to the

Facility
Agent under the Finance Documents, either:
(a)
the Facility

Agent fails

to respond

to a request

under Clause
14.7

(FATCA

information) and

the Borrower
or a

Lender reasonably

believes that

the Facility

Agent

will not

be (or

will have

ceased to

be) a

FATCA
Exempt Party on or after that FATCA

Application Date;
(b)
the information supplied by the Facility

Agent pursuant to Clause
14.7

(FATCA

information) indicates that
the Facility

Agent will

not be (or

will have

ceased to be)

a FATCA

Exempt Party

on or

after that

FATCA
Application Date; or
(c)
the Facility

Agent notifies

the Borrower

and the

Lenders that

the Facility

Agent will

not be

(or will

have
ceased to be) a FATCA

Exempt Party on or after that FATCA

Application Date;

and (in

each case)

the Borrower

or a Lender

reasonably believes

that a Party

will be required

to make a

FATCA
Deduction that would not be required if the Facility Agent were a FATCA

Exempt Party, and the Borrower or

that
Lender, by notice to the Facility Agent, requires

it to resign.
27.13
Replacement of the Facility Agent
27.13.1
After consultation with the Borrower,

the Lenders may, by giving 30

days' notice to the Facility Agent replace the
Facility Agent by appointing a successor Facility Agent (acting through an office in South Africa).
27.13.2
The retiring

Facility Agent

shall (at

the expense

of the

Lenders) make

available to

the successor

Facility Agent
such documents

and records

and provide

such assistance

as the

successor Facility

Agent may

reasonably request
for the purposes of performing its functions as Facility Agent under the Finance

Documents.
27.13.3
The

appointment

of

the

successor

Facility

Agent

shall

take

effect

on

the

date

specified

in

the

notice

from

the
Lenders to the retiring

Facility Agent.

As from this date, the

retiring Facility Agent shall

be discharged from

any
further obligation in respect of the Finance Documents (other than its obligations under

Clause
27.13.2

above) but
shall remain

entitled to

the benefit

of Clause
16.3

(Indemnity to

the Facility

Agent) and

this Clause
27

(and any
agency fees for the account

of the retiring Facility Agent

shall cease to accrue from (and

shall be payable on) that
date).
27.13.4
Any

successor

Facility

Agent

and

each of

the

other

Parties

shall

have

the

same rights

and

obligations

amongst
themselves as they would have had if such successor had been an original Party.
27.14
Confidentiality
27.14.1
In acting as agent for the Finance Parties, the

Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.
27.14.2
If information is received by another division or department of the Facility Agent, it may be treated as confidential to that division or department and the Facility Agent shall not be deemed to have notice of it.
27.15
Relationship with the Lenders
27.15.1
The Facility Agent may

treat the person shown

in its records as Lender

at the opening of business

(in the place of
the Facility Agent's principal office as notified to the Finance Parties from time to time) as the Lender:
(a)
entitled to or liable for any payment due under any Finance Document on that day; and
(b)
entitled to

receive and

act upon

any notice,

request, document

or communication

or make

any decision

or
determination under any Finance Document made or delivered

on that day,
unless it has received not less than five Business Days' prior notice from that Lender to the contrary in accordance
with the terms of this Agreement.
27.15.2
Any

Lender

may

by

notice

to

the

Facility

Agent

appoint

a

person

to

receive

on

its

behalf

all

notices,
communications,

information

and

documents

to

be

made

or

despatched

to

that

Lender

under

the

Finance
Documents.

Such notice

shall contain

the address,

fax number

and (where

communication by

electronic mail

or
other electronic means is permitted under Clause
32.6

(Electronic communication)) electronic mail address and/or
any

other

information

required

to

enable

the

transmission

of

information

by

that

means (and,

in

each

case,

the
department or officer,

if any, for

whose attention communication is to

be made) and be treated as a

notification of
a substitute

address, fax

number,

electronic mail

address (or

such other

information), department

and officer

by
that Lender for the purposes of Clause
32.2

(Addresses) and Clause
32.6.1
(b)

(Electronic communication) and the
Facility

Agent

shall

be

entitled

to

treat

such

person

as

the

person

entitled

to

receive

all

such

notices,
communications, information and documents

as though that person were that Lender.
27.16
Credit appraisal by the Lenders

27.16.1
Without

affecting

the responsibility

of any

Obligor for

information supplied

by it

or on

its behalf

in connection
with any Finance Document, each Lender confirms to the

Facility Agent and the Arranger that it has

been, and will

continue to

be, solely

responsible for

making its

own independent

appraisal and

investigation of

all risks

arising
under or in connection with any Finance Document including but not limited to:
(a)
the

financial

condition,

status

and

nature

of

each

member

of

the

Group,

each

Obligor

and

each

Security
Provider;
(b)
the legality,

validity,

effectiveness, adequacy

or enforceability

of any

Finance Document,

the Transaction
Security and any

other agreement, arrangement

or document entered

into, made or executed

in anticipation
of, under or in connection with any Finance Document or the Transaction

Security;
(c)
whether that Lender has

recourse, and the nature

and extent of that

recourse, against any Party

or any of its
respective

assets

under

or

in

connection

with

any

Finance

Document,

the

Transaction

Security,

the
transactions

contemplated

by

the

Finance

Documents

or

any

other

agreement,

arrangement

or

document
entered into, made or executed in anticipation of,

under or in connection with any Finance Document or the
Transaction Security;
(d)
the adequacy,

accuracy or completeness of any

other information provided by

the Facility Agent, any Party
or by any other person under or

in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into,

made or executed in
anticipation of, under or in connection with any Finance Document; and
(e)
the right

or title of

any person

in or

to, or the

value or

sufficiency of

any part

of the Secured

Property,

the
priority of any of the Transaction Security or the

existence of any Security affecting the Secured Property.
27.17
Facility Agent's management time
At any

time

following

a

cession

and

delegation

by the

Original

Lender

in

accordance

with

Clause
25.1

(
Cession

and
delegation by the Lenders
) and provided that

an Event of Default

is then continuing, any

amount payable to the

Facility
Agent under Clause
16.3

(Indemnity to the

Facility Agent), Clause
18

(Costs and expenses)

and Clause
27.11

(Lenders'
indemnity to the Facility

Agent) shall include

the cost of

utilising the Facility

Agent's management time or

other resources
and will

be calculated on

the basis

of such reasonable

daily or

hourly rates as

the Facility

Agent may notify

to the

Borrower
and the Lenders, and is in addition to any fee paid or payable to the Facility Agent under Clause
13

(Fees).
27.18
Deduction from amounts payable by the Facility Agent
If any

Party owes

an amount

to the

Facility Agent

under the

Finance Documents

the Facility

Agent may,

after giving
notice to that Party, deduct an

amount not exceeding that amount

from any payment to

that Party which the

Facility Agent
would

otherwise

be

obliged

to

make

under

the

Finance

Documents

and

apply

the

amount

deducted

in

or

towards
satisfaction

of

the

amount

owed.

For

the

purposes

of

the Finance

Documents

that

Party

shall

be

regarded

as

having
received any amount so deducted.
28. CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will:
28.1
interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
28.2
oblige any

Finance Party

to investigate

or claim

any credit,

relief, remission

or repayment

available to

it or

the extent,
order and manner of any claim; or
28.3
oblige

any

Finance

Party

to

disclose

any

information

relating

to

its

affairs

(tax

or

otherwise)

or

any

computations

in
respect of Tax.
29. SHARING AMONG THE FINANCE PARTIES
29.1
Payments to Finance Parties
If

a

Finance

Party

(a
Recovering

Finance

Party
)

receives

or

recovers

any

amount

from

an

Obligor

other

than

in
accordance with Clause
30 (
Payment Mechanics
) (a Recovered Amount
) and applies

that amount to

a payment due

under
the Finance Documents then:

29.1.1
the Recovering

Finance Party

shall, within

three Business

Days, notify

details of

the receipt

or recovery,

to the
Facility Agent;
29.1.2
the Facility

Agent shall determine

whether the receipt

or recovery is

in excess

of the

amount the

Recovering Finance
Party would have been paid

had the receipt or

recovery been received or made

by the Facility Agent

and distributed
in accordance with Clause
30

((
Payment Mechanics
), without taking account of any Tax

which would be imposed
on the Facility Agent in relation to the receipt, recovery or distribution; and
29.1.3
the Recovering Finance Party

shall, within three Business

Days of demand by

the Facility Agent, pay

to the Facility
Agent

an amount

(the
Sharing Payment
) equal

to such

receipt or

recovery

less any

amount which

the Facility
Agent

determines may

be retained

by the

Recovering

Finance Party

as its

share of

any payment

to be

made, in
accordance with Clause
30.5

(Partial payments).
29.2
Redistribution of payments
The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it between
the

Finance

Parties

(other

than

the

Recovering

Finance

Party)

(the
Sharing

Finance

Parties
)

in

accordance

with
Clause
30.5

(Partial payments) towards the obligations of that Obligors to the Sharing Finance Parties.
29.3
Recovering Finance Party's rights
On

a

distribution

by

the

Facility

Agent

under

Clause
29.2

(Redistribution

of

payments)

of

a

payment

received

by

a
Recovering Finance Party from an

Obligor, as between the relevant

Obligor and the Recovering

Finance Party, an amount
of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by the that Obligor.
29.4
Reversal of redistribution
29.5
If any part of the Sharing Payment received or recovered by

a Recovering Finance Party becomes repayable and is repaid
by that Recovering Finance Party,

then:
29.5.1
each Sharing Finance

Party shall, upon

request of the

Facility Agent, pay

to the Facility Agent

for the account

of
that Recovering Finance Party an

amount equal to the

appropriate part of its

share of the Sharing

Payment (together
with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the
Sharing Payment which that Recovering Finance Party is required to pay)

(the
Redistributed Amount ); and
29.5.2
as

between

the

relevant

Obligor

and

each

relevant

Sharing

Finance

Party,

an

amount

equal

to

the

relevant
Redistributed Amount will be treated as not having been paid by that Obligor.
29.6
Exceptions
29.6.1
This Clause
29

shall not apply

to the extent

that the Recovering Finance

Party would not,

after making any

payment
pursuant to this Clause, have a valid and enforceable claim against the relevant

Obligor.
29.6.2
A Recovering Finance Party is

not obliged to share with

any other Finance Party any

amount which the Recovering
Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:
(a) it notified the other Finance Party of the legal or arbitration proceedings; and
(b) the other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as

reasonably practicable having received

notice and did not take

separate legal or arbitration
proceedings.

SECTION 11
ADMINISTRATION
30.
PAYMENT

MECHANICS
30.1
Payments to the Facility Agent
30.1.1
On each

date on

which an

Obligor or

a Lender

is required

to make

a payment

under a

Finance Document

(other
than

a

GBF

Document),

that

Obligor

or

Lender

shall

make

the

same

available

to

the

Facility

Agent

(unless

a
contrary indication appears in a Finance Document)

in ZAR for value by no later than 12h00 (Johannesburg

time)
on the due

date at the

time and in

such funds specified

by the Facility

Agent by

way of a

funds flow

schedule or
otherwise.
30.1.2
Payment shall be made to the following account of the Facility Agent:
Bank: FirstRand Bank Limited
Account name: RMB Domestic Money Market Account
Account number: XXX
Branch code: 255005
Reference: IBDZHZCC
or such other account in South Africa with such bank as the Facility Agent specifies.
30.2
Distributions by the Facility Agent
Each payment received by the

Facility Agent under the Finance

Documents for another Party shall,

subject to Clause
30.3
(
Distributions to an Obligor
) and Clause
30.4

(
Clawback
) be made available by the Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender), to such account as

that Party

may notify

to the

Facility Agent by

not less than

five Business

Days' notice with

a bank

in South
Africa in writing.
30.3
Distributions to an Obligor
The Facility

Agent may

(with the

consent of

the Obligor

or in

accordance with

Clause
31

(Set-Off)) apply

any amount
received by it for that Obligor in or towards

payment (on the date and in the currency

and funds of receipt) of any amount
due from

that Obligor

under the Finance

Documents or

in or towards

purchase of

any amount of

any currency

to be so
applied.
30.4
Clawback

30.4.1
Where a sum is to be paid to the Facility Agent under the Finance Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.
30.4.2
If the Facility

Agent pays

an amount to

another Party and

it proves to

be the case

that the Facility

Agent had

not
actually

received

that

amount,

then

the

Party

to

whom

that

amount

(or

the

proceeds

of

any

related

exchange
contract) was paid

by the

Facility Agent shall

on demand refund

the same

to the

Facility Agent

together with interest
on that

amount from

the date

of payment

to the

date of

receipt by

the Facility

Agent, calculated

by the

Facility
Agent to reflect its cost of funds.
30.5
Partial payments
30.5.1
If the Facility Agent receives a payment for application against amounts due in respect of any Finance Documents that is insufficient to

discharge all the

amounts then due

and payable by

an Obligor under

those Finance Documents,
the

Facility

Agent

shall

apply

that

payment

towards

the

obligations

of

the

that

Obligor

under

the

Finance
Documents in the following order:

(a) first
, in

or towards

payment pro

rata of

any unpaid

amount owing

to the

Facility Agent

under the

Finance
Documents;
(b) secondly
, in or

towards payment

pro rata

of any accrued

interest, fee or

commission due

but unpaid

under
those Finance Documents;
(c) thirdly
, in or towards payment

pro rata of any principal

due but unpaid under those

Finance Documents; and
(d) fourthly , in or towards payment pro rata of any other sum due but unpaid under the Finance Documents.
30.5.2
The

Facility

Agent

shall,

if

so

directed

by

the Lenders,

vary

the

order

set out

in

Clauses
30.5.1
(b)

to
30.5.1
(d)
above.
30.5.3
Clauses
30.5.1

and
30.5.2

above will override any appropriation made by an Obligor.
30.6
Set-off by the Obligors
All payments to be made by an Obligor under the Finance

Documents shall be calculated and be made without

(and free
and clear of any deduction for) set-off or counterclaim.
30.7
Business Days
30.7.1
Any payment under

the Finance Documents

which is due to

be made on a

day that is not

a Business Day shall

be
made on the next Business Day in the

same calendar month (if there is one)

or the preceding Business Day (if there
is not).
30.7.2
During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.
30.8
Currency of account
30.8.1
Subject to Clauses
30.8.2

and
30.8.3

below, ZAR is the currency of account and payment for any sum due from an
Obligor under any Finance Document.
30.8.2
Each payment in respect of costs, expenses or Taxes

shall be made in the currency in which the costs, expenses or
Taxes are

incurred, provided that the Facility

Agent shall notify the Borrower

should there be any costs, expenses
or Taxes incurred

in a currency other than ZAR.
30.8.3
Any amount expressed to be payable in a currency other than ZAR shall be paid in that other currency.
30.9
Disruption to payment systems etc.
If the Facility

Agent determines (in

its discretion) that

a Disruption Event

has occurred or

the Facility Agent

is notified
by the Borrower that a Disruption Event has occurred:
30.9.1
the Facility Agent may,

and shall if requested to

do so by the Borrower,

consult with the Borrower with

a view to
agreeing with the

Borrower such changes to

the operation or administration

of the Facilities as

the Facility Agent
may deem necessary in the circumstances;
30.9.2
the

Facility

Agent

shall

not

be

obliged

to

consult

with

the

Borrower

in

relation

to

any

changes

mentioned

in
Clause
30.9.1

above if, in its

opinion, it is not practicable

to do so in

the circumstances and, in any

event, shall have
no obligation to agree to such changes;
30.9.3
the

Facility

Agent

may

consult

with

the

Finance

Parties

in

relation

to

any

changes

mentioned

in

Clause
30.9.1
above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;
30.9.4
any such changes agreed upon by the Facility Agent and

the Borrower shall (whether or not it is

finally determined
that a

Disruption Event

has occurred)

be binding

upon the

Parties as

an amendment

to (or,

as the

case may

be,
waiver

of)

the terms

of

the Finance

Documents

notwithstanding

the provisions

of

Clause
36

(
Amendments

and
Waivers
);

30.9.5
the Facility Agent shall not be liable for any

damages, costs or losses to any person, any diminution in

value or any
liability whatsoever (including, without

limitation for negligence,

gross negligence or

any other category

of liability
whatsoever but not including any claim based on the fraud of the Facility Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause
30.9
; and
30.9.6
the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to Clause
30.9.4

above.
31. SET-OFF
A Finance Party

may set

off any matured

obligation due from

an Obligor under

the Finance

Documents (to the

extent beneficially
owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place
of payment,

booking branch

or currency

of either

obligation.

If the

obligations are

in different

currencies, the

Finance Party
may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.
32. NOTICES
32.1
Communications in writing
Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.
32.2
Addresses
32.2.1
The address and fax number (and the department or officer,

if any, for whose attention the communication

is to be
made) of each Party for

any communication or document

to be made or delivered

under or in connection

with the
Finance Documents is:
(a) in the case of the Obligors:
Address:
4 Harris Road
Sandton
Johannesburg
Gauteng
2196
Email: XXX
For the attention of: Steven Heilbron
(b) in the case of the Facility Agent:
Address: 1 Merchant Place
14th Floor
Cnr Fredman Drive and Rivonia Road
Sandton, 2196
Email: XXX
For the attention of: Theresa Rheeder
(c) in the case of the Arranger:

Address: 1 Merchant Place
14th Floor
Cnr Fredman Drive and Rivonia Road
Sandton, 2196
Email: XXX
For the attention of:
Head

of

Transaction

Management

-

Investment

Banking
Division
(d) in the case of the GBF Lender:
Address: 1 Merchant Place
14th Floor
Cnr Fredman Drive and Rivonia Road
Sandton, 2196
Email: XXX
For the attention of:
Head

of

Transaction

Management

-

Investment

Banking
Division
(e)
in the case of each Original Term Lender,

the address and other details specified opposite its name in Part II of
Schedule 1

(
The Original
).
in the case of any other Lender, that notified in writing to the Facility Agent on or prior to the date on which it becomes a Party,
or any substitute address,

fax number or department

or officer as the

Party may notify to

the Facility Agent (or

the Facility
Agent may

notify to

the other

Parties, if

a change

is made

by the

Facility Agent)

by not

less than

five Business

Days'
notice.
32.3
Domicilia
32.3.1
Each of the

Parties chooses its

physical address provided

under or in

connection with Clause
32.2

(
Addresses
) as
its domicilium

citandi et

executandi at

which documents

in legal

proceedings in

connection with

this Agreement
or any other Finance Document may be served.
32.3.2
Any Party may

by written notice

to the other

Parties change its

domicilium from

time to time

to another address,
not being a

post office box or

a poste restante,

in South Africa,

provided that any

such change shall

only be effective
on the fourteenth day after deemed receipt of the notice by the other Parties pursuant to

Clause
32.4

(
Delivery
).

32.4
Delivery
32.4.1
Any

communication

or

document

made

or

delivered

by

one

person

to

another

under

or

in

connection

with

the
Finance Documents will only

be effective when

received by the recipient and,

unless the contrary is

proved, shall
be deemed to be received:
(a)
if

by

way

of

fax,

be

deemed

to

have

been

received

on

the

first

Business

Day

following

the

date

of
transmission provided that the fax is received in legible form;

(b) if delivered by hand, be deemed to have been received at the time of delivery; or
(c)
if by

way of

courier service,

be deemed

to have

been received

on the

seventh Business

Day following

the
date of such sending,
and,

if

a

particular

department

or

officer

is

specified

as

part

of

its

address

details

provided

under

Clause
32.2
(Addresses), if addressed to that department or officer.

32.4.2
Any communication or document to

be made or delivered to

the Facility Agent will

be effective only when actually
received by the Facility Agent and then only if it is expressly marked for the attention of the department or officer
identified with

the Facility Agent's

signature below

(or any substitute

department or

officer as the

Facility Agent
shall specify for this purpose).
32.4.3
All notices from or to the Obligors shall be sent through the Facility Agent.
32.4.4
Any communication

or document

which

becomes

effective,

in accordance

with Clauses
32.4.1

to
32.4.3

above,
after 17h00. in the place of receipt shall be deemed only to become effective on the following day.
32.5
Notification of address and fax number
Promptly upon receipt of notification of an address or fax number or change of address or fax number pursuant to Clause
32.2

(Addresses) or changing its own address

or fax number, the Facility Agent shall notify the

other Parties.
32.6
Electronic communication
32.6.1
Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other

electronic means (including, without limitation,

by way of posting to a secure
website) if those two Parties:
(a)
notify each other in

writing of their electronic

mail address and/or any

other information required

to enable
the transmission of information by that means; and
(b)
notify each other of

any change to their address

or any other such information

supplied by them by not

less
than five Business Days' notice.
32.6.2
Any such

electronic communication

as specified

in Clause
32.6.1

above to

be made

between the

Obligors and

a
Finance Party may only be made in that

way to the extent that those

two Parties agree that, unless and until

notified
to the contrary,

this is to be an accepted form of communication.
32.6.3
Any

such

electronic

communication

as specified

in

Clause
32.6.1

above

made

between any

two

Parties

will be
effective

only

when

actually

received

(or

made

available)

in

readable

form

and

in

the

case

of

any

electronic
communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.
32.6.4
Any electronic communication

which becomes effective,

in accordance with

Clause
32.6.3

above, after 17h00.

in
the place in which the

Party to whom the relevant

communication is sent or made

available has its address for

the
purpose of this Agreement shall be deemed only to become effective on the following day.
32.6.5
Any reference in a Finance Document to a communication being sent or received shall be construed to include that
communication being made available in accordance with this Clause
32.6.
32.7
English language
32.7.1
Any notice given under or in connection with any Finance Document must be in

English.
32.7.2
All other documents provided under or in connection with any Finance

Document must be:
(a) in English; or
(b)
if not in English,

and if so

required by the Facility

Agent, accompanied by a certified

English translation and,
in this

case, the

English translation

will prevail

unless the

document is

a constitutional,

statutory or

other
official document.

33.
CALCULATIONS

AND CERTIFICATES
33.1
Accounts
In any litigation or arbitration

proceedings arising out of

or in connection with a

Finance Document, the entries made

in
the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.
33.2
Certificates and determinations
Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, prima facie evidence

of the matters to which it relates.
33.3
Day count convention
Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual

number of days elapsed

and a year of

365 days (irrespective

of whether the year

in question is a

leap
year).
34.
PARTIAL

INVALIDITY
If, at any time, any provision

of a Finance Document

is or becomes illegal, invalid,

unenforceable or inoperable in

any respect
under any law

of any jurisdiction,

neither the legality,

validity, enforceability

or operation of the

remaining provisions nor

the
legality, validity, enforceability or operation of such provision under the law of

any other jurisdiction

will in any

way be affected
or

impaired.

The

term
inoperable

in

this

Clause
34

shall

include,

without

limitation,

inoperable

by

way

of

suspension

or
cancellation.
35. REMEDIES AND WAIVERS
No

failure

to

exercise,

nor

any

delay

in

exercising,

on

the

part

of

any

Finance

Party,

any

right

or

remedy

under

a

Finance
Document or other document or

other indulgence shall operate as

a waiver, nor

shall any single or partial exercise

of any right
or remedy otherwise affect any of that Party’s rights in terms of or arising from any Finance

Document or estop such Party from
enforcing, at any time and without notice, strict and punctual compliance with each and every provision or term of any Finance
Document.

No consent to any waiver or novation of a Party’s rights in terms of or arising from any Finance Document shall be effective unless it is

in writing.

No single or partial

exercise of any right

or remedy shall prevent

any further or other

exercise
or the exercise of

any other right or

remedy.

The rights and remedies

provided in each Finance

Document are cumulative and
not exclusive of any rights or remedies provided by law.
36. AMENDMENTS AND WAIVERS
36.1
Required consents
36.1.1
Subject

to

Clause
36.2

(All

Lender

matters)

and

Clause
36.3

(Other

exceptions),

any

term

of

the

Finance
Documents may

be amended

or waived

only with

the express

consent of

the Lenders

and the

Borrower and

any
such amendment or waiver will be binding on all Parties.
36.1.2
The

Facility

Agent

may

effect,

on

behalf

of

any

Finance

Party,

any

amendment

or waiver

permitted

by

this
Clause
36.
36.1.3
Without prejudice to the generality of Clauses
27.7.3
,
27.7.4

and
27.7.5

(Rights and discretions), the Facility

Agent
may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.
36.1.4
Each

Obligor

agrees

to

any

such

amendment

or

waiver

permitted

by

this

Clause
36

which

is

agreed

to

by

the
Borrower.

36.2
All Lender matters
36.2.1
An amendment, waiver or (in the case

of a Transaction Security Document) a consent of, or in

relation to, any term
of any Finance Document that has the effect of changing or which relates to:

(a)
an extension

to the date

of payment

of any amount

under the Finance

Documents (other

than in relation

to
Clause
8

(Mandatory prepayment and cancellation));
(b)
a

reduction

in

the

Margin

or

a

reduction

in

the

amount

of

any

payment

of

principal,

interest,

fees

or
commission payable;
(c) a change in currency of payment of any amount under the Finance Documents;
(d)
an increase in

any Commitment or

the Total

Commitments, an extension

of any Availability

Period or any
requirement that a cancellation of Commitments

reduces the Commitments of the

Lenders rateably under the
relevant Facility;
(e) any provision which expressly requires the consent of all the Lenders;
(f) Clause
2.3

(Finance

Parties'

rights

and

obligations),

Clause
5.1

(Delivery

of

a

Utilisation

Request),
Clause
7.1

(Illegality),

Clause
8

(
Mandatory

Prepayment

and

Cancellation
),

the

definition

of

"Change

of
Control"

in

Clause
1.1.30

(Definitions),

Clause
8.5

(
Application

of

mandatory

prepayments

and
cancellations
, Clause
9.10

(Application of prepayments), Clause
14

(
Tax Gross up and Indemnities
), Clause
15

(
Increased

Costs
),

Clause
16

(
Other

Indemnities
),

Clause
25

(Changes

to

the

Lenders),

Clause
26
(
Changes to the
), this Clause
36

or Clause
43

(Governing law);

(g)
(other than as expressly permitted by the provisions of any Finance Document)

the nature or scope of:
(i) the Secured Property; or
(ii)
the manner in which the proceeds of enforcement of the Transaction

Security are distributed,
(except in the case of paragraphs
(i)

and
(ii)

above, insofar as it relates to a sale or

disposal of an asset which
is

the

subject

of

the

Transaction

Security

where

such

sale

or

disposal

is

expressly

permitted

under

this
Agreement or any other Finance Document);
(h)
the

release

of

any

Transaction

Security

unless

permitted

under

this

Agreement

or

any

other

Finance
Document or relating to a sale or disposal of an asset which is the subject of the Transaction

Security where
such sale or disposal is permitted under this Agreement or any other Finance

Document;
(i) any amendment to the subordination under any Finance Document, shall not be made, or given, without the prior consent of all the Lenders.
36.3
Other exceptions
An amendment

or waiver

which relates

to the

rights or

obligations of

the Facility

Agent or

the Arranger

(each in

their
capacity as such) may not be effected without the express prior consent of the Facility Agent or the Arranger,

as the case
may be.
36.4
Replacement of Lender
36.4.1
If the Obligors becomes obliged to

repay any amount in accordance

with Clause
7.1

(Illegality) or to pay additional
amounts pursuant to

Clause
15.1

(Increased costs), Clause
14.2

(Tax

gross-up) or Clause
14.3

(Tax

Indemnity) to
any

Lender,

then

the

Borrower

may,

on

20

Business

Days'

prior

written

notice

to

the

Facility

Agent

and

such
Lender, replace

such Lender by

requiring such Lender

to (and, to the

extent permitted by

law, such

Lender shall)
transfer pursuant

to Clause
25

(Changes to

the Lenders) all

(and not part

only) of its

rights and obligations

under
this Agreement

to an Eligible

Institution (a
Replacement Lender
) which confirms

its willingness to

assume and
does assume all the

obligations of the transferring

Lender in accordance with

Clause
25

(Changes to the Lenders)
for a purchase price in cash payable at the time of

transfer in an amount equal to the outstanding

principal amount
of

such

Lender's

participation

in

the

outstanding

Loans

and

all

accrued

interest

and/or

Break

Costs

and

other
amounts payable in relation thereto under the Finance Documents.
36.4.2
The replacement of a Lender pursuant to this Clause
36.4

shall be subject to the following conditions:

(a) the Borrower shall have no right to replace the Facility Agent;
(b)
neither the

Facility Agent

nor the

Lender shall

have any

obligation to

the Borrower

to find

a Replacement
Lender;
(c)
in

no

event

shall

the

Lender

replaced

under

this

Clause
36.4

be

required

to

pay

or

surrender

to

such
Replacement Lender any of the fees received by such Lender pursuant to the Finance Documents; and
(d)
the Lender shall

only be obliged

to transfer its

rights and obligations

pursuant to Clause
36.4.1

above once
it is satisfied that it has complied with all necessary "know your customer" or other similar checks under all
applicable laws and regulations in relation to that transfer.
36.4.3
A Lender shall perform the

checks described in Clause
36.4.2
(d)

above as soon as

reasonably practicable following
delivery of

a notice

referred to

in Clause
36.4.2

and shall

notify the

Facility Agent

and the

Borrower when

it is
satisfied that it has complied with those checks.
37. CONFIDENTIAL INFORMATION
37.1
Confidentiality
Each Finance Party

agrees to keep all

Confidential Information confidential

and not to disclose

it to anyone,

save to the
extent permitted by Clause
37.2

(Disclosure of Confidential Information), and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.
37.2
Disclosure of Confidential Information
Any Finance Party may disclose:
37.2.1
to any of

its Affiliates and

Related Funds and

any of its

or their officers,

directors, employees, professional advisers,
auditors,

partners

and

Representatives

such

Confidential

Information

as

that

Finance

Party

shall

consider
appropriate if any person to whom

the Confidential Information is to be given

pursuant to this paragraph
37.2.1

is
informed in writing

of its confidential nature

and that some or

all of such Confidential

Information may be

price-
sensitive

information

except

that

there

shall

be

no

such

requirement

to

so

inform

if

the

recipient

is

subject

to
professional obligations

to maintain

the confidentiality

of the information

or is otherwise

bound by

requirements
of confidentiality in relation to the Confidential Information;
37.2.2
to any person:
(a)
to (or

through)

whom it

Transfers

(or

may potentially

Transfer)

all or

any of

its rights

and/or obligations
under one or

more Finance Documents

or which succeeds

(or which may

potentially succeed) it

as Facility
Agent and, in

each case, to any

of that person's Affiliates,

Related Funds, Representatives

and professional
advisers;
(b) with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-
participation in

relation to, or

any other transaction

under which payments

are to be

made or may

be made
by reference to,

one or more

Finance Documents and/or

the Obligors and

to any of

that person's Affiliates,
Related Funds, Representatives and professional advisers;
(c)
appointed

by

any

Finance

Party

or

by

a

person

to

whom

paragraph
(a)

or
(b)

above

applies

to

receive
communications,

notices,

information

or

documents

delivered

pursuant

to

the

Finance

Documents

on

its
behalf

(including,

without

limitation,

any

person

appointed

under

Clause
27.15.2

(Relationship

with

the
Lenders));
(d)
who invests in

or otherwise finances

(or may potentially

invest in or

otherwise finance), directly

or indirectly,
any transaction referred to in paragraph
(a)

or
(b)

above;
(e)
to whom information

is required or requested

to be disclosed by

any court of competent

jurisdiction or any
governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock
exchange or pursuant to any applicable law or regulation;

(f)
to whom information

is required to be

disclosed in connection

with, and for

the purposes of,

any litigation,
arbitration, administrative or other investigations, proceedings or disputes;
(g) who is a Party; or
(h) with the consent of the Borrower,
in each case, such Confidential Information as that Finance Party shall consider appropriate if:
(i)
in relation to paragraphs

(a)
,
(b)

and
(c)

above, the person to whom the Confidential Information is to be given has

entered into a Confidentiality

Undertaking except that

there shall be no

requirement for
a Confidentiality

Undertaking if

the recipient

is a professional

adviser and

is subject

to professional
obligations to maintain the confidentiality of the Confidential Information;
(ii) in relation to paragraph
(d)

above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in
relation

to

the

Confidential

Information

they

receive

and

is

informed

that

some

or

all

of

such
Confidential Information may be price-sensitive information;
(iii)
in relation to

paragraphs

(e)

and
(f)
, the person to

whom the Confidential

Information is to

be given
is informed

of its

confidential nature

and that

some or

all of

such Confidential

Information may

be
price-sensitive information except that there shall be no requirement to so inform if, in the opinion of
that Finance Party, it is not

practicable so to do in the circumstances; and
37.2.3
to any person appointed by that Finance Party or by a person to whom Clause
37.2.2
(a)

or
37.2.2
(b)

above applies
to

provide

administration

or

settlement services

in

respect

of

one

or

more of

the

Finance Documents

including
without limitation, in

relation to

the trading of

participations in respect

of the

Finance Documents, such

Confidential
Information

as

may

be

required

to

be

disclosed

to

enable

such

service

provider

to

provide

any

of

the

services
referred to

in this

Clause
37.2.3

if the

service provider

to whom

the Confidential

Information is

to be

given has
entered into a confidentiality agreement

substantially in the form of the LMA

Master Confidentiality Undertaking
for Use With Administration/Settlement Service Providers

or such other form

of confidentiality undertaking agreed
between the Borrower and the relevant Finance Party; and
37.2.4
to any rating

agency (including its

professional advisers)

such Confidential Information

as may be

required to be
disclosed to enable such rating agency to carry out its

normal rating activities in relation to the Finance Documents and/or the Obligors.
37.3
Entire agreement
This Clause
37

constitutes the

entire agreement

between the

Parties in

relation to

the obligations

of the

Finance Parties
under

the

Finance

Documents

regarding

Confidential

Information

and

supersedes

any

previous

agreement,

whether
express or implied, regarding Confidential Information.
37.4
Inside information
Each of

the Finance

Parties acknowledges

that some or

all of

the Confidential

Information is

or may

be price-sensitive
information

and

that

the

use

of

such

information

may

be

regulated

or

prohibited

by

applicable

legislation

including
securities

law

relating

to

insider

dealing

and

market

abuse and

each of

the

Finance

Parties

undertakes

not

to use

any
Confidential Information for any unlawful purpose.
37.5
Notification of disclosure
Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrower:
37.5.1
of the circumstances of any

disclosure of Confidential Information

made pursuant to Clause
37.2.2(e)

(
Disclosure
of

Confidential

Information
)

except

where

such

disclosure

is

made

to

any

of

the

persons

referred

to

in

that
clause during the ordinary course of its supervisory or regulatory function;

and
37.5.2
upon becoming aware that Confidential Information has been disclosed in breach of this Clause
37.

37.6
Continuing obligations
The obligations in this

Clause
37

are continuing and, in

particular, shall survive and remain

binding on each Finance

Party
for a period of 12 months from the earlier of:
37.6.1
the date on

which all amounts

payable by

the Obligors under

or in connection

with the Finance

Documents have
been paid in full and all Commitments have been cancelled or otherwise cease to be available; and
37.6.2
the date on which such Finance Party otherwise ceases to be a Finance Party.
38.
RENUNCIATION OF

BENEFITS
Each Obligor renounces, to the extent permitted under applicable law, the benefits of each of the legal exceptions of excussion,
division, revision of

accounts, no value

received, errore calculi,

non causa debiti,

non numeratae pecuniae and

cession of actions,
and declares that it understands the meaning of each such legal exception and the effect of such renunciation.

39.
WAIVER

OF IMMUNITY
Each

Obligor

waives

generally

all

immunity

it

or

its

assets

or

revenues

may

otherwise

have

in

any

jurisdiction,

including
immunity in respect of:
39.1
the giving of any relief by way of an interdict or order for specific performance or for the recovery of assets or revenues;
and
39.2
the issue of

any process against

its assets or

revenues for

the enforcement of

a judgment or,

in an action

in rem, for

the
arrest, detention or sale of any of its assets and revenues.
40. SOLE AGREEMENT
The Finance Documents constitute the sole record of the agreement between the Parties in regard to the subject matter thereof.
41. NO IMPLIED TERMS
No

Party

shall

be

bound

by

any

express or

implied

term,

representation,

warranty,

promise

or

the

like,

not recorded

in any
Finance Document in regard to the subject matter thereof.
42. COUNTERPARTS
Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 12
GOVERNING LAW

AND ENFORCEMENT
43. GOVERNING LAW
This Agreement and any non-contractual obligations arising out of or in connection with it are governed by South African law.
44. JURISDICTION
44.1
The Parties hereby irrevocably and

unconditionally consent to the

non-exclusive jurisdiction of the

High Court of South
Africa, Gauteng Local Division, Johannesburg (or any successor to that division) in regard to all matters arising from the
Finance Documents
(including a dispute

relating to the existence,

validity or termination of

this Agreement or any

non-
contractual obligation arising out of or in connection with this Agreement)

(a
Dispute ).
44.2
The Parties

agree that

the courts

of South

Africa are

the most

appropriate and

convenient courts

to settle

Disputes and
accordingly no Party will argue to the contrary.
44.3
Notwithstanding Clause
44.1

above, no Finance Party shall be prevented from taking proceedings relating to a Dispute in
any other courts with jurisdiction.

To the extent allowed by law,

the Finance Parties may take concurrent proceedings in
any number of jurisdictions.
THIS AGREEMENT

has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE ORIGINAL PARTIES
Part I
The Guarantors
Name of Guarantor
Jurisdiction of
Incorporation
Registration number
(or equivalent, if any)
1. Cash Connect Rentals Proprietary Limited South Africa 2009/007139/07
2. Deposit Manager Proprietary Limited South Africa 2010/016889/07
3. Cash Connect Capital Proprietary Limited South Africa 2017/029430/07
4. Main Street 1723 Proprietary Limited South Africa 2019/300711/07
5. K2021477132 (South Africa) Proprietary Limited South Africa 2021/477132/07
6. K2020263969 (South Africa) Proprietary Limited South Africa 2020/263969/07

Part II
The Original Term

Lenders
Original Term Lender Address for Purposes of Clause
32

(Notices)
FirstRand Bank Limited
(acting through its Rand
Merchant Bank division)
Address:

1 Merchant Place
14th Floor
Cnr Fredman Drive and Rivonia Road
Sandton, 2196
Email:

XXX
Attention:

Head of Transaction Management - Investment Banking Division
Commitments
Facility A
Original Term Lender Facility A Commitment
FirstRand Bank Limited (acting through its Rand Merchant
Bank division)
ZAR700,000,000
Facility B
Original Term Lender Facility B Commitment
FirstRand Bank Limited (acting through its Rand Merchant
Bank division)
ZAR350,000,000

SCHEDULE 2
CONDITIONS PRECEDENT
Part I
Conditions Precedent to Initial Utilisation
1. OBLIGORS AND SECURITY PROVIDERS
1.2
A copy of the constitutional documents of the Obligors and each other

Security Provider.
1.3
A copy of a resolution of the board of directors of the Obligors and each other

Security Provider:
1.3.1
approving the

terms of,

and the

transactions contemplated

by,

the Finance

Documents to

which it

is a

party and
resolving that it execute, deliver and perform the Finance Documents to which it is a party;
1.3.2
authorising

it,

for

all

purposes

required

under

sections 45

and

46

of

the

Companies

Act,

2008,

to

provide

the
"financial

assistance"

and

to

make

any

"distribution"

that

may

arise

as

a

result

of

its

entry

into

the

Finance
Documents to which it is a party;
1.3.3
authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
1.3.4
authorising

a

specified

person

or

persons,

on

its

behalf,

to

sign

and/or

despatch

all

documents

and

notices
(including, if

relevant, any

Utilisation Request)

to be

signed and/or

despatched by

it under

or in

connection with
the Finance Documents to which it is a party.
1.4
A specimen of the signature

of each person authorised

by the resolution referred to

in paragraph
1.3

above in relation to
the Finance Documents and related documents.
1.5
A copy

of a

special resolution

duly passed

by the

holders of

the issued

shares of

each Obligor

and each

other Security
Provider authorising it, for

all purposes required under

section 45 of the

Companies Act, 2008, to

provide the "financial
assistance" that may arise as a result of its entry into the Finance Documents to which it is a party.
1.6
To

the extent required

by any

other applicable

law,

and with reference

to the

constitutional documents

of each

Obligor
and each other

Security Provider,

a copy of a

resolution duly passed

by the holders of

the issued shares of

each Obligor
or

that

Security

Provider

(as

applicable),

approving

the

terms

of,

and

the

transactions

contemplated

by,

the

Finance
Documents to which that Security Provider is a party.
1.7
A certificate of each Obligor and each other Security Provider (signed by a director):
1.7.1
confirming

that borrowing

or guaranteeing

or securing,

as appropriate,

the Total

Commitments would

not cause
any borrowing,

guarantee, security

or similar

limit binding

on that

Obligor or

any other

Security Provider

to be
exceeded;
1.7.2
certifying that

each copy document

relating to

it specified in

this Part I

of
Schedule 2

is correct,

complete and

in
full force and effect and has

not been amended or superseded as

at a date no earlier

than the date of this

Agreement.
2. FINANCE DOCUMENTS
2.1 An original of each of the following duly entered into by each Party to it:
2.1.1 this Agreement;
2.1.2 the GBF Agreement;
2.1.3
each Transaction Security Document (other than any Transaction

Security Document which is to be provided after
the Closing Date,

namely the Transaction Security

Documents referred to

in paragraph
3

of
Schedule 9

(
Transaction
Security)
);

2.1.4 the Funds Flow and Release Agreement;
2.1.5 the Fee Letters;
2.1.6 the K2021 Consent;
2.1.7 the Absa Release Agreement.
2.2
The following documents of title and related Transaction

Security Documents:
2.2.1
in relation to shares and other securities that are subject to Transaction

Security:
(a)
the original share certificates (or applicable certificates of title in respect of other securities);
(b)
an original securities

transfer form duly

executed by the

relevant Security Provider

(undated and left

blank
as to the transferee);
(c)
a

resolution

by

the

directors

of

each

company

the

shares

of

which

are

subject

to

Transaction

Security,
acknowledging the pledge and agreeing to give effect to

any transfer of shares that may occur as a result;
(d)
to the extent

required, a duly

executed waiver of

pre-emptive or similar

rights by shareholders

who are not
members of the Group,
and all other documents of title required to be provided under the Transaction

Security Documents.
2.3 A copy of all notices required to be sent, acknowledgements required to be delivered and other documents required to be executed under the Transaction Security Documents,

duly executed by the persons party thereto.
2.4
Evidence that each

general notarial bond

referred to in

paragraph
2.5

of
Schedule 9 (
Transaction Security
) has

been lodged
for registration at the applicable statutory public register.
3. ACQUISITION
3.1 A copy of the Acquisition Documents and evidence that each Acquisition Document is unconditional in accordance with its terms,

other than any condition requiring the Facilities Agreement to be unconditional

.
3.2 A copy of the shareholders register of each Obligor.
4. NET1 FINANCING
Evidence that FirstRand Bank Limited (acting through its

Rand Merchant Bank division) will provide financing to

Net1 to meet
its obligations under the

Acquisition Documents, in form

and substance satisfactory to

Lenders is unconditional

in accordance
with its terms,

other than any condition requiring the Facilities Agreement to be unconditional.
5. LEGAL OPINIONS
The following legal opinions, each addressed

to the Facility Agent (for

an on behalf of the

Finance Parties) and capable of

being
relied upon by any persons who become Lenders pursuant to the primary syndication of the Facilities.
5.1
A

legal

opinion

of

Webber

Wentzel,

legal

advisers

to

the

Facility

Agent

and

the

Arranger

as

to

South

African

law
substantially in the form distributed to the Lenders prior to signing this Agreement in respect of the legality, validity and
enforceability of the Finance Documents.
5.2
A legal

opinion of

Cliffe Dekker

Hofmeyr,

legal advisers

to the

Borrower as

to South

African law

substantially in

the
form distributed

to the

Lenders prior

to signing

this Agreement

in respect

of the

capacity,

powers and

authority of

the
Obligors and Security Providers to enter into and perform their obligations under the Finance Documents.

6. CREDIT APPROVAL
The approval

of the credit

committees and/or

boards of directors

of each

Lender of the

grant of the

Facilities to the

Borrower
under the Finance Documents.
7. KNOW YOUR CUSTOMER REQUIREMENTS
Such documentation

and other

evidence as

is reasonably

requested by

the Facility

Agent (for

itself or

on behalf

of any

other
Finance Party) to carry out and be satisfied that it has complied with all necessary know your customer or similar identification procedures

under

applicable

laws

and

regulations

(including

the

Financial

Intelligence

Centre

Act,

2001)

pursuant

to

the
transactions contemplated in the Finance Documents.
8. OTHER DOCUMENTS AND EVIDENCE
8.1 Evidence that the fees, costs and expenses then due from the Borrower pursuant to Clause
13

(Fees), Clause
14.5

(Stamp
taxes) and Clause
18

(Costs and expenses) have been paid or will be paid by the Utilisation Date.
8.2 A copy of the Base Case Model.
8.3
Evidence that a management incentive scheme has or will be implemented on terms satisfactory to the Facility Agent.
8.4
Evidence that the board composition of the Obligors is satisfactory to the Facility

Agent.
8.5
Evidence that Steven Heilbron has entered into restraints of trade on terms satisfactory to the Facility Agent.
8.6
A

copy

of

any

required

independent

expert’s

reports

on

the

assets

to

be

acquired

under

the

Acquisition

Documents
(including, but not limited to, legal and technical due diligence reports).
8.7
A copy, certified by an

authorised signatory of the Borrower to be a true copy,

of the Original Financial Statements.
8.8
A copy

of any

other

Authorisation

or other

document,

opinion

or assurance

which

the Facility

Agent

considers

to be
necessary or desirable (if

it has notified the Borrower

accordingly) in connection with the entry

into and performance of
the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

Part II
Conditions Precedent Required to be Delivered

by an Additional Obligor
1. An Accession Letter executed by the Additional Obligor and the Borrower.
9. A copy of the constitutional documents of the Additional Obligor.
10. A copy of a resolution of the board of directors of the Additional Obligor:
10.1
approving

the

terms

of,

and

the

transactions

contemplated

by,

the

Accession

Letter

and

the

Finance

Documents

and
resolving that it execute, deliver and perform the Accession Letter and any other Finance Document to which it is party;
10.2
if applicable,

authorising it,

for all

purposes required

under sections 45

and 46

of the

Companies Act,

2008, to

provide
the "financial

assistance" and to

make any "distribution"

that may arise

as a result

of the performance

of its obligations
under the Accession Letter and other Finance Documents to which it is a party;
10.3
authorising a specified person or persons to execute the Accession Letter and other

Finance Documents on its behalf;
10.4
authorising

a specified

person or

persons, on

its behalf,

to sign

and/or despatch

all other

documents

and notices

to be
signed and/or despatched by it under or in connection with the Finance Documents to which it is a party; and
10.5 authorising the Borrower to act as its agent in connection with the Finance Documents.
11.
A specimen of the signature of each person authorised by the resolution referred to in paragraph
10

above.
12.
A copy of a resolution signed by all the holders of the issued shares of the Additional

Obligor:

12.1
authorising it, for all purposes required under section 45

of the Companies Act, 2008 to provide the "financial

assistance"
that may arise as a result of its entry into the Accession Letter and the Finance Documents to which it is a party; and

12.2
to the extent required, approving the terms of, and the

transactions contemplated by, the Finance Documents to which the
Additional Obligor is a party.
13.
A

certificate

of

the

Additional

Obligor

(signed

by

a

director)

confirming

that

borrowing,

guaranteeing

or

securing,

as
appropriate,

the Total

Commitments would

not cause

any borrowing,

guarantee, security

or similar

limit binding

on it

to be
exceeded.
14.
A certificate

of an

authorised signatory

of the

Additional Obligor

certifying that

each copy

document listed

in this

Part II of
Schedule 2

is correct, complete and in full force and effect and has

not been amended or superseded as at a date no earlier than
the date of the Accession Letter.
15. If available, the latest audited financial statements of the Additional Obligor.
16.
The following legal opinions, each addressed to the Facility Agent and the Lenders:
16.1 a legal opinion of the legal advisers to the Facility Agent in South Africa, as to South African law in the form distributed to the Lenders prior to signing the Accession Letter in respect of the enforceability of the Accession Letter;
16.2
a

legal

opinion

of

the

legal

advisers

to

the

Additional

Obligor

in

South

Africa,

as

to

South

African

law

in

the

form
distributed to the Lenders prior

to signing the Accession Letter in

respect of the capacity and authority

of the Additional
Obligor to enter into the Accession Letter and other Finance Documents to which it is party; and
16.3
in relation

to any

Additional Obligor

incorporated in

a jurisdiction

other than

South Africa,

a legal

opinion from

legal
counsel in that jurisdiction acceptable to the Facility Agent.
17.
Transaction Security Documents duly executed by the Additional Obligor in respect of all Transaction Security it is required to
provide in accordance with
Schedule 9

(
Transaction Security
).

18.
All documents required

to procure

registration of the

mortgage bonds, special

notarial bonds, and

general notarial bonds

required
to be given by the proposed Additional Obligor and set out in
Schedule 9

(
Transaction Security
), including a power of attorney
in favour of

Webber

Wentzel

attorneys to pass

and register each

such Transaction

Security Document at

the applicable Deeds
Registry or other statutory public register.
19. The following documents of title and related documents in relation to shares and other securities that are subject to Transaction
Security:
19.1
the original share certificates (or applicable certificates of title in respect of other securities);
19.2
an original

securities transfer

form duly

executed by

the relevant

Additional Obligor

(undated and

left blank

as to

the
transferee);
19.3 a resolution by the directors of each company the shares of which are subject to Transaction Security, acknowledging the pledge and agreeing to give effect to any transfer of shares that may occur as a result; and
19.4
all other documents of title required to be provided under the Transaction

Security Documents.
20.
A

copy

of

all

notices

required

to

be

sent,

acknowledgements

required

to

be

delivered

and

other

documents

required

to

be
executed under the Transaction Security Documents,

duly executed by the persons party thereto.
21.
Evidence

that

each

mortgage

bond,

special

notarial

bond

and

general

notarial

bond

required

to

be

given

by

the

proposed
Additional Obligor and set out in
Schedule 9

(
Transaction Security
) has been lodged for registration

at the applicable statutory
public register.
22.
All necessary regulatory approvals to the satisfaction of the Facility Agent required for the accession of the Additional Obligor
as an Additional Guarantor, as applicable.
23. If the Additional Obligor is not incorporated in South Africa, such documentary evidence as legal counsel to the Facility Agent may

require,

that

such

Additional

Obligor

has

complied

with

any

law

in

its

jurisdiction

relating

to

financial

assistance

or
analogous process.
24.
A copy of any other Authorisation or other document,

opinion or assurance which the Facility Agent considers

to be necessary
or desirable in connection

with the entry into and

performance of the transactions

contemplated by the Accession

Letter or for
the validity and enforceability of any Finance Document.

SCHEDULE 3
FORM OF UTILISATION

REQUEST
From:

Cash Connect Management Solutions Proprietary Limited
To:

[Facility Agent]
Dated: [ ● ]
Dear Sirs
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
Facilities Agreement dated [●], 2022

(the Facilities Agreement)
1.
We

refer to the Facilities

Agreement.

This is a Utilisation

Request.

Terms

defined in the Facilities

Agreement have the

same
meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.
2.
We wish to borro

w

a Loan on the following terms:
Proposed Utilisation Date: [ ●
] (or, if that is not a Business Day,

the next Business Day)
Facility to be utilised: [Facility A]/[Facility B]
Amount: [ ●
] or, if less, the Available

Facility
3.
We

confirm that

each condition

specified in

Clause
4.2

(
Further conditions

precedent
) of the

Facilities Agreement

is satisfied
on the date of this Utilisation Request.
4. The proceeds of this Loan should be credited to [account].
5. This Utilisation Request is irrevocable.
Yours

faithfully
…………………………………
authorised signatory for
Cash Connect Management Solutions Proprietary Limited

SCHEDULE 4

REPAYMENT

SCHEDULE

Repayment Date Facility A Repayment Instalment Facility B Repayment Instalment
[Column 1] [Column 2] [Column 3]
Second Interest Payment Date after
the Closing Date
ZAR0 ZAR18,750,000
Third Interest Payment Date after the
Closing Date
ZAR0 ZAR18,750,000
Fourth Interest Payment Date after
the Closing Date
ZAR0 ZAR18,750,000
Fifth Interest Payment Date after the
Closing Date
ZAR0 ZAR18,750,000
Sixth Interest Payment Date after the
Closing Date
ZAR0 ZAR18,750,000
Seventh Interest Payment Date after
the Closing Date
ZAR0 ZAR18,750,000
Eighth Interest Payment Date after
the Closing Date
ZAR0 ZAR18,750,000
Nineth Interest Payment Date after
the Closing Date
ZAR0 ZAR18,750,000
Tenth Interest Payment Date after the
Closing Date
ZAR0 ZAR25,000,000
Eleventh Interest Payment Date after
the Closing Date
ZAR0 ZAR25,000,000
Twelfth Interest Payment Date after
the Closing Date
ZAR0 ZAR25,000,000
Thirteenth Interest Payment Date
after the Closing Date
ZAR0 ZAR25,000,000
Fourteenth Interest Payment Date
after the Closing Date
ZAR0 ZAR31,250,000
Fifteenth Interest Payment Date after
the Closing Date
ZAR0 ZAR31,250,000
Sixteenth Interest Payment Date after
the Closing Date
ZAR0 ZAR31,250,000
Seventeenth Interest Payment Date
after the Closing Date
ZAR25,000,000 ZAR6,250,000
Eighteenth Interest Payment Date
after the Closing Date
ZAR37,500,000 ZAR0
Nineteenth Interest Payment Date
after the Closing Date
ZAR37,500,000 ZAR0
Twentieth Interest Payment Date after
the Closing Date
ZAR37,500,000 ZAR0
Final Maturity Date ZAR562,500,000 ZAR0

SCHEDULE 5

FORM OF TRANSFER CERTIFICATE
To:

[
●
] as Facility Agent

From:

[The Existing Lender] (the
Existing Lender ) and [The New Lender] (the New Lender )
Dated:
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
Facilities Agreement dated [●], 2022

(the Facilities Agreement)
1.
We refer to the

Facilities Agreement.

This is a Transfer Certificate.
2.
Terms defined

in the Facilities Agreement have the same meaning

in this Transfer Certificate unless given a

different meaning
in this Transfer Certificate.
3. We refer to Clause
25.5

(
Procedure for transfer
) of the Facilities Agreement:
3.1
the Existing

Lender and

the New

Lender

agree to

the Existing

Lender transferring

to the

New Lender

by cession

and
delegation

all

or

part

of

the

Existing

Lender's

Commitment,

rights

and

obligations

referred

to

in

the

Schedule

in
accordance with Clause
25.5

(
Procedure for transfer
) of the Facilities Agreement;
3.2 the proposed Transfer Date is [ ● ];
3.3
the address, fax number

and attention details for notices

of the New Lender

for the purposes of Clause
32.2

(Addresses)
of the Facilities Agreement are set out in the Schedule.
4.
The

New

Lender

expressly

acknowledges

the

limitations

on

the

Existing

Lender's

obligations

set

out

in

Clause
25.4.3
(Limitation of responsibility of Existing Lenders) of the Facilities Agreement.
5.
The New Lender

agrees that it

shall assume the

same obligations towards

each other Finance

Party under the

Finance Documents
as if it had been an Original Term

Lender or GBF Lender (as applicable).
6. This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer

Certificate.
7.
This

Transfer

Certificate

and

any

non-contractual

obligations

arising

out

of

or

in

connection

with

it

are
governed

by

South
African law.
8.
This Transfer Certificate has been entered

into on the date stated at the beginning of this Transfer Certificate.
[ EXISTING LENDER ]
By:
[ NEW LENDER ]
By:
[ FACILITY AGENT ]
By:

As Facility Agent and for and on behalf of each of the

parties to the Facilities Agreement (other than the Existing Lender and the New
Lender).
Note:

The execution

of this Transfer Certificate may

not transfer

a proportionate share of

the Existing

Lender's interest
in the

Transaction

Security in

all jurisdictions.

It is the

responsibility of

the New

Lender to

ascertain whether
any

other

documents

or

other

formalities

are

required

to

perfect

a

transfer

of

such

a

share

in

the

Existing
Lender's Transaction

Security

in any

jurisdiction and,

if so,

to arrange

for execution

of those

documents

and
completion of those formalities.

THE SCHEDULE
Commitment/rights and obligations to be transferred
[insert relevant details]
[address, fax number and attention details for notices and account details for payments,]
[Existing Lender] [New Lender]
By: By:
This

Agreement

is

accepted

as

a

Transfer

Certificate

for

the

purposes

of

the

Facilities

Agreement

by

the

Facility

Agent,

and

the
Transfer Date is confirmed as [ ● ].
[Facility Agent]
By:

SCHEDULE 6

FORM OF ACCESSION LETTER
Part I: Accession Letter - Additional Guarantor
To:

[
● ] as Facility Agent (the Facility Agent )
From:

[
Subsidiary ] and Cash Connect Management Solutions Proprietary Limited
[●], 20[●]
Dear Sirs
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
Facilities Agreement dated [●], 2022
(the Facilities Agreement)
1. We refer to:
24.1 the Facilities Agreement;
24.2 [the Subordination Agreement]; and
24.3
the

pledge

and

cession

in

security

dated

[●],

2022

between,

amongst

others,

Cash

Connect

Management

Solutions
Proprietary Limited (as original cedent) and the Lender (the Obligor Pledge and Cession ).
25. This letter (the Accession Letter
) shall take effect as an Accession Letter for the purposes

of the Facilities Agreement, and the
Obligor Pledge and Cession.

26.
Terms defined

in the Facilities Agreement have the

same meaning in this Accession Letter unless

given a different meaning

in
this Accession Letter.
27.
With effect from the date of this Accession

Letter:
27.1 [ Subsidiary ] agrees to become an Additional Guarantor and to be bound by the terms of:
27.1.1
the

Facilities

Agreement

and

the

other

Finance

Documents

as

an

Additional

Guarantor

pursuant

to

clause
26.2
(
Additional Guarantors
) of the Facilities Agreement;
27.1.2
the Obligor Pledge

and Cession as

an Additional Cedent

pursuant to clause

[19] (Additional Cedents)

of the Obligor
Pledge and Cession; and
27.1.3
[the

Subordination

Agreement

as

an

Additional

Subordinated

Creditor

and

an

Additional

Intergroup

Debtor
pursuant to

clause [15] (Additional

Subordinated Creditor

or Additional

Intergroup Debtor)

of the Subordination
Agreement;]
27.2 [ Subsidiary
] pledges

to

the Finance

Parties

all its

Shares and

cedes
in securitatem

debiti

to

the Finance

Parties

all its
Secured Property

(under and

as defined

in the

Obligor Pledge

and Cession),

in each

case individually

and collectively
with all

the other

Secured Property,

as continuing

general covering

collateral security

for the

due, proper

and timeous
payment and performance in full of

all the Secured Obligations (under and as

defined in the Obligor Pledge and Cession),
on the terms set out in this Accession Letter (as read with the Obligor Pledge and Cession), which pledge and cession the
Finance Parties accept; and
27.3
the Obligor Pledge

and Cession will be

read and construed

for all purposes as

if [
Subsidiary
] had been

an original party
to the Obligor Pledge and Cession in the capacity of a "Cedent" (but so that the Security created by this accession will be created on the date of this Accession Letter).

28.
For purposes of the Obligor

Pledge and Cession, any

reference to "Secured Property"

will include a reference

to the following
assets of [ Subsidiary ]:
[ insert details of Secured Property ]
29. [ Subsidiary
] is a company duly incorporated under the laws

of [
name of relevant jurisdiction ] and is a limited liability company with registration number [ ● ].
30. [ Subsidiary's ] administrative details for the purposes of the Finance Documents are as follows:
Address:
Email:
Fax:
Attention:
9. [ Subsidiary
] consents to the

appointment of the Borrower

to act on its

behalf as agent

in relation to the

Finance Documents in
accordance with clause
2.4.1

of the Facilities Agreement.
10.
This

Accession

Letter

may

be

executed

in

any

number

of counterparts.

This

has

the

same

effect

as if

the

signatures

on

the
counterparts were on a single copy of this Accession Letter.
11.
This Accession Letter and any non-contractual obligations arising out of or in connection with it are governed by South African
law.
For and on behalf of:
[Subsidiary]
For and on behalf of:
Cash Connect Management Solutions
Proprietary Limited
Name: Name:
Office: Office:
(who warrants his authority) (who warrants his authority)
Accepted by the Facility Agent:
For and on behalf of:
[Facility Agent]
For and on behalf of:
[Facility Agent]
Name: Name:
Office: Office:
(who warrants his authority) (who warrants his authority)

SCHEDULE 7
FORM OF COMPLIANCE CERTIFICATE
To:

[
● ] (as Facility Agent)
From:

Cash Connect Management Solutions Proprietary Limited (as Borrower

)
[●], 20[●]
Dear Sirs
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
Facilities Agreement dated [●], 2022

(the Facilities Agreement)
1.
We

refer to

the Facilities

Agreement.

This is

a Compliance

Certificate.

Terms

defined in

the Facilities

Agreement have

the
same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.
2.
We confirm that as at [relevant testing date] the following

financial ratios referred to in clause
22.2

(
Financial condition
) of the
Facilities Agreement were at the levels set out below:
Financial covenant ratio As calculated Required Compliance Y/N
Debt Service Cover
Interest Cover
Leverage Ratio
[Insert details of covenants to be certified].
3.
We set out below

calculations establishing the figures in paragraph
2:
[●]
4.
[We confirm

that no Default is continuing.]*
Signed ………………….. ……………………..
Director Director
Cash Connect Management Solutions
Proprietary Limited
Cash Connect Management Solutions
Proprietary Limited
NOTES:
*

If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if

any, being taken to remedy it.

SCHEDULE 8

FORM OF EQUITY CURE NOTICE
To:

[
● ] (as Facility Agent)
From:

Cash Connect Management Solutions Proprietary Limited (as Borrower

)
Dated:
Dear Sirs
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
Facilities Agreement dated [●], 2022

(the Facilities Agreement)
1.
We refer to the Facilities Agreement.

This is an Equity Cure Notice.

Terms defined in the Facilities Agreement

have the same
meaning when used in this Equity Cure Notice unless given a different meaning in this Equity Cure Notice.
2.
We propose

raising a Cure Amount as follows:
2.1
Quantum of Cure Amount:

ZAR[●]
2.2
Date of payment:

[●], 20[●]
3.
We confirm

that as at [relevant testing date]:
3.1
the financial covenants, before taking

account of the Cure Amount specified

above, were at the levels set

out in Column
3 of the table below;
3.2 the financial covenants, after taking account of the Cure Amount specified above, are at the levels set out in Column 4 of the table below:
Financial covenant ratio
Required
As Calculated
(before Cure Amount)
As Calculated
(after Cure Amount)
[Column 1] [Column 2] [Column 3] [Column 4]
Debt Service Cover [●]:1 [●]:1 [●]:1
Interest Cover [●]:1 [●]:1 [●]:1
Leverage Ratio [●]:1 [●]:1 [●]:1
4.
We set out below

calculations establishing the figures in paragraphs 3 and 4 above:
[●]
5.
[We confirm

that no Default is continuing.]*
Signed ………………….. ……………………..
Director Director
Cash Connect Management Solutions
Proprietary Limited
Cash Connect Management Solutions
Proprietary Limited

NOTES:
*

If this statement cannot be made, the certificate should identify any Default that is continuing and the steps, if

any, being taken to remedy it.

SCHEDULE 9
TRANSACTION SECURITY
1.
The Borrower shall enter into security documents with the Finance Parties, or other

Finance Party indicated below, to establish
the Security set

out below over

the assets described

below (except to

the extent that

any such asset

is expressly excluded

by a
Transaction Security Document from the Security

created under that agreement):
1.1 a pledge and cession in securitatem debiti of all the shares, securities and other ownership interests it holds, from time to time, together with all its debt claims (on shareholder loan account or otherwise)

against any such person;
1.2 a cession
in securitatem

debiti
of all

its present

and future

claims, from

time to

time, against

any person

(including its
trade debtors);
1.3 a cession in securitatem debiti
of all its rights

and claims in respect of

bank accounts (including all cash

balances standing
to the credit

of those bank accounts), from time to time;
1.4 a cession in securitatem debiti

of all insurances taken out by or for the benefit of the Borrower, from time to time, and all the proceeds receivable under those insurances at any time;
2.
Each Obligor

(other than

the Borrower

)

shall enter

into security

documents with

the Finance

Parties, or

other Finance

Party
indicated below, to establish the Security set out below over the assets described below (except to the extent that any such asset is expressly excluded by a Transaction Security

Document from the Security created under that agreement):
2.1 a pledge and cession in securitatem debiti

of all the shares, securities and other ownership interests it holds, from time to time,

(other

than

those

in

any

subsidiary

of

Main

Street

1723)

together

with

all

its

debt

claims

(on

shareholder

loan
account or otherwise) against any such person;
2.2 a cession
in securitatem

debiti

of all

its present

and future

claims, from

time to

time, against

any person

(including its
trade debtors);
2.3 a cession in securitatem debiti

of all its rights

and claims in respect of

bank accounts (including all cash

balances standing
to the credit of those bank accounts), from time to time;
2.4 a cession in securitatem debiti

of all insurances taken out by or

for the benefit of that Obligor,

from time to time, and all
the proceeds receivable under those insurances at any time;
2.5
general notarial bonds over the movable assets of Cash Connect Rentals, Deposit Manager and Main Street 1723.
3.
Net1, Luxanio and Ovobix, being the shareholders of the Borrower immediately after the Acquisition,

shall enter into a limited
recourse second ranking pledge and cession in securitatem debiti with the Finance Parties with effect from the Acquisition Date over all

the shares,

securities and

other ownership

interests it

holds, from

time to

time, in

the Borrower

and K2021,

together
with all its debt claims (on shareholder loan account or otherwise) against the Borrower and K2021.

SCHEDULE 10

ACCEPTABLE LENDERS
1. SA BANKS
Absa Bank Limited
The Standard Bank of South Africa Limited
Investec Bank Limited
FirstRand Limited
Nedbank Group Limited
2.
FINANCIAL INSTITUTIONS

Aluwani Capital Partners Proprietary Limited
Liberty Group Limited
Momentum Metropolitan Holdings Limited
Momentum Metropolitan Life Limited
Old Mutual Life Assurance Company (South Africa) Limited
Old Mutual Limited
Old Mutual Specialised Finance Proprietary Limited
Futuregrowth Limited
Ninety-One SA Proprietary Limited
Stanlib Limited
Ashburton Fund Managers (Pty) Ltd
3. AFFILIATES
Any affiliate, subsidiary or holding company of the banks and financial institutions listed in this Appendix, and any fund or entity managed by any of them or any of their affiliates

SCHEDULE 11

DISCLOSURE SCHEDULE

CLAUSE NO CLAUSE NAME DISCLOSURE
20.14 No proceedings CCMS received a summons (Case no.:26360/2015) from GJ Attorneys on behalf of Mosotlale Kildare Clothing (Pty) Limited ( Mosotlale ) on 14
December 2015. Mosotlale is claiming an amount of R221,000 together with costs and interest capitalised at 9% per annum. CCMS is defending the action and claim. No correspondence has been received from Mosotlale since 28 January 2016. The summons and correspondence have been provided to the Purchaser and included in the Virtual Data Room.
CCMS received a letter from the Breytenbach Mavuso Inc on behalf of Prestprops 1265 CC on 10 August 2021 claiming a suspected breach of contract. The letter received and all further correspondence has been included in the Virtual Data Room. No value has been indicated
Xavier Bapoo ( Bapoo ) lodged an application with the Labour Court of (Case no.:J3006/17) on 11 September 2018 for what he termed was a constructive dismissal, after having failed to meet his sales commission targets. Bapoo was claiming an amount of R45,000 related his salary for
November 2017 to January 2018. The application was defended and no further correspondence has been received. Bapoo’s previous attorney
(Kirchmanns Inc.) has withdrawn from the matter effective 6 July 2021 and no new attorney has been appointed.
Main Street 1723 was notified on 13 May 2021 of a CCMA arbitration hearing (scheduled for 14 July 2021) in respect of an ‘Equal pay for work of equal value - Arbitrary ground’ case brought by Shosholoza Workers Union of South Africa ( Showusa ) on behalf of current employee, Amanda
Mqanda. The hearing was postponed until 10 November 2021 for the Commissioner to have the Main Street 1723 manager present at the hearing.
20.18 Anti-corruption Confirmed that all businesses are in compliance with applicable anti-corruption laws. There are no formal documented policies in place at present.

20.19 Security and
Financial
Indebtedness
Absa Bank Limited, to be repaid on the first Utilisation Date
Borrower Lender Facility Description Facility Limit
CCMS Absa Bank Limited Facility A ZAR182,812,000
CCMS Absa Bank Limited Facility B ZAR275,000,000
CCMS Absa Bank Limited Facility C ZAR215,000,000
CCMS Absa Bank Limited Overdraft Facility ZAR125,000,000
CCMS Absa Bank Limited Guarantee ZAR205,777
CCMS Absa Bank Limited Guarantee ZAR345,000
Main Street 1723 Absa Bank Limited Guarantee ZAR530,716
Main Street 1723 Absa Bank Limited Guarantee ZAR200,000
Main Street 1723 Absa Bank Limited Corporate Cards ZAR100,000
Main Street 1723 Absa Bank Limited Trading Limits ZAR5,000,000
Main Street 1723 Absa Bank Limited Trading Limits ZAR2,000,000
Main Street 1723 Absa Bank Limited Trading Limits ZAR5,000,000
Main Street 1723 and Cash
Connect Rentals
Absa Bank Limited Asset Finance Facility ZAR55,000,000
FirstRand Bank Limited (acting through its Wesbank division)
The Wesbank instalment sale agreements dated 13 March, 2017 (in respect of Volkswagen

Caddy with engine number CLC154426 with a cash price
of R299,752.39) and 14 March, 2017 (in respect of Volkswagen

Caddy with engine number CLC153944 with a cash price of R274,326.39).
Borrower Lender Facility Description Facility Limit
CCMS FirstRand Bank Limited Corporate Cards ZAR822,721
Main Street 1723 FirstRand Bank Limited Guarantee ZAR2,573,947
Main Street 1723 FirstRand Bank Limited Corporate Cards ZAR200,000
Main Street 1723 FirstRand Bank Limited Corporate Cards R250,000
Credit cards and petrol cards held with RMB. See the listing of guarantees in 23.19 below
20.19 Security and
Financial
Indebtedness
Guarantee and Security has been provided to Absa Bank Limited in terms of the CTA and Commercial Asset Facility.

23.18 Loans or credit Main Street 1723 – deposit advance and merchant advance product disclosed
Cash Connect Capital – short term loans (same as K2020)
There are inter-group loans between Cash Connect Management Solutions and the following:
●
Cash Connect Capital
●
Cash Connect Rentals
●
Deposit Manager
●
Main Street 1723
There are inter-group loans between Main Street 1723 and the following:
●
Kazang Prepaid Proprietary Limited
●
Sandulela Technology Proprietary Limited
There are inter-company loans between Ovobix and Luxanio and their respective shareholders that will be purchased by Net 1.
Loan from CCMS to Net1 for R350m disclosed
23.19 No guarantees or
indemnities
Existing guarantee in place between CCMS and K2020 which RMB requested for their funding is disclosed
●
Lease

demand

guarantee

in

the

amount

of

R205,777

entered

into

between

FirstRand

Bank

Limited

(as

guarantor),

CCMS

(as

applicant)

and
Accelerate Property

Fund (Proprietary)

Limited

(as beneficiary)

(
Accelerate
) on

or

about

6

December 2017

in respect

of

the

lease agreement
entered into between CCMS (as lessee) and Accelerate in respect of offices situated at 17th Floor, Portside, 4 Bree Street, Cape Town, 8001.
●
Lease

demand

guarantee

in

the

amount

of

R345,000

entered

into

between

FirstRand

Bank

Limited

(as

guarantor),

CCMS

(as

applicant)

and
Chandolin Investments

(Proprietary) Limited

(as beneficiary)

(
Chandolin
) on

or about

5 August

2016 in

respect of

the lease agreement

entered
into between CCMS (as lessee) and Chandolin in respect of the premises situated at 4 Harris Road, Sandton, 2196.
●
Performance demand guarantee in the amount R200,000 with Syntell, Main Street 1723 and ABSA (as guarantor), Main Street 1723 (as applicant)
and Syntell Proprietary Limited (as beneficiary)

(
Syntell
) in respect of Main

Street 1723's obligations under a contract

between Main Street 1723
and Syntell in respect of the payment of funds due to Syntell.
●
Lease demand guarantee

in the

amount of R530,715.72

entered into

between ABSA (as

guarantor), Main Street

1723 (as applicant)

and Fundamental
Holdings Proprietary Limited

(as beneficiary) (
Fundamental Holdings
) on or

about 30 July

2018 in respect

of the

lease agreement entered

into
between

Main

Street 1723

(as

lessee) and

Fundamental

Holdings

in

respect

of

Erf

Sable

Square, c/o

Bosmansdam

Road

and

Ratanga

Roads,
Milnerton Cape Town.
●
Sandulela Technology

was required

to provide

the City

of Cape

Town

with a

guarantee/performance security

in the

amount of

R2,573,946.76
( Sandulela Guarantee
) as a condition to the tender contract.

Sandulela Technology approached FirstRand Bank Limited (acting through its RMB
Corporate Banking division) ( RMB ) to provide the City of Cape Town with the Sandulela Guarantee and RMB simultaneously required Sandulela
Technology to provide security or obtain a third party indemnity to indemnify RMB against the Sandulela Guarantee.

Accordingly:
Main Street 1723 (as holder of 49% of the shares

in Sandulela Technology) provided

a third party indemnity to RMB in respect of the Sandulela
Guarantee (the Main Street 1723 Indemnity ); and
Nkululeko Ntsikelelo Mvulana indemnified

Main Street 1723

against payment to RMB

under the Main Street

1723 Indemnity for

an amount in
excess

of

the

pro

rata

shareholding

ratio

(as

required

under

the

shareholders

agreement

in

respect

of

Sandulela

Technology)

(the
Mvulana
Indemnity ).

1
SIGNATURE PAGE
THE BORROWER
/s/ Steven J Heilbron
For and on behalf of:
Cash Connect Management Solutions
Proprietary Limited
For and on behalf of:
Cash Connect Management Solutions
Proprietary Limited
Name: Steven J. Heilbron Name:
Office: Director Office:
(who warrants his authority) (who warrants his authority)

2
SIGNATURE PAGE
THE GUARANTORS
/s/ Steven J Heilbron
For and on behalf of:
Cash Connect Rentals Proprietary Limited
For and on behalf of:
Cash Connect Rentals Proprietary Limited
Name: Steven J. Heilbron Name:
Office: Director Office:
(who warrants his authority) (who warrants his authority)

3
SIGNATURE PAGE
THE GUARANTORS
/s/ Steven J Heilbron
For and on behalf of:
Deposit Manager Proprietary Limited
For and on behalf of:
Deposit Manager Proprietary Limited
Name: Steven J. Heilbron Name:
Office: Director Office:
(who warrants his authority) (who warrants his authority)

4
SIGNATURE PAGE
THE GUARANTORS
/s/ Steven J Heilbron
For and on behalf of:
Cash Connect Capital Proprietary Limited
For and on behalf of:
Cash Connect Capital Proprietary Limited
Name: Steven J. Heilbron Name:
Office: Director Office:
(who warrants his authority) (who warrants his authority)

5
SIGNATURE PAGE
THE GUARANTORS
/s/ Steven J Heilbron
For and on behalf of:
Main Street 1723 Proprietary Limited
For and on behalf of:
Main Street 1723 Proprietary Limited
Name: Steven J. Heilbron Name:
Office: Director Office:
(who warrants his authority) (who warrants his authority)

6
SIGNATURE PAGE
THE GUARANTORS
/s/ Steven J Heilbron
For and on behalf of:
K2021477132 (South Africa) Proprietary
Limited
For and on behalf of:
K2021477132 (South Africa) Proprietary
Limited
Name: Steven J. Heilbron Name:
Office: Director Office:
(who warrants his authority) (who warrants his authority)

7
SIGNATURE PAGE
THE GUARANTORS
/s/ Steven J Heilbron
For and on behalf of:
K2020263969 (South Africa) Proprietary
Limited
For and on behalf of:
K2020263969 (South Africa) Proprietary
Limited
Name: Steven J. Heilbron Name:
Office: Director Office:
(who warrants his authority) (who warrants his authority)

8
SIGNATURE PAGE
THE ARRANGER
/s/ Kedy Mazibuko

/s/ Kayleigh Spurway
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
Name: Kedy Mazibuko Name: Kayleigh Spurway
Office: Authorised Office: Authorised
(who warrants his authority) (who warrants his authority)

9
SIGNATURE PAGE
THE FACILITY AGENT
/s/ Kedy Mazibuko

/s/ Kayleigh Spurway
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
Name: Kedy Mazibuko Name: Kayleigh Spurway
Office: Authorised Office: Authorised
(who warrants his authority) (who warrants his authority)

10
SIGNATURE PAGE
THE ORIGINAL TERM LENDER\
/s/ Kedy Mazibuko

/s/ Kayleigh Spurway
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
Name: Kedy Mazibuko Name: Kayleigh Spurway
Office: Authorised Office: Authorised
(who warrants his authority) (who warrants his authority)

11
SIGNATURE PAGE
THE GBF LENDER
/s/ Walley Laurens

/s/ Gerard Jagga
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
For and on behalf of:
FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
Name: Wally Laurens Name: Gerard Jagga
Office: Authorised Office: Authorised
(who warrants his authority) (who warrants his authority)